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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12


               AllianceBernstein Real Estate Investment Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                          THE ALLIANCEBERNSTEIN FUNDS
             1345 Avenue of the Americas, New York, New York 10105
                            Toll Free (800) 221-5672

                                             ___________, 2005

Dear Stockholders:

The Boards of Directors/Trustees ("Directors") of the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders
(each, a "Fund" and, collectively, the "Funds") are pleased to invite you to the Joint Annual Meeting of Stockholders (the "Meeting") to be held on November 15, 2005. The accompanying Notice of Joint Annual Meeting of Stockholders and Proxy Statement present several Proposals to be considered at the Meeting.

At the Meeting, stockholders or shareholders (the "stockholders") of each Fund will be asked to elect Directors of that Fund. We are also asking that you approve Proposals, as explained in the attached Proxy Statement, that are intended to update and standardize the governing documents and fundamental investment policies of some or all of the Funds, as applicable. We believe that uniform Fund governing documents and fundamental policies will result in substantial benefits for each Fund and its stockholders. Many of the Funds were organized before the early 1990's. The governing documents and fundamental policies of many of these Funds impose restrictions that can be traced back to requirements that are no longer applicable. These restrictions can limit a Fund's flexibility to act efficiently.

The stockholders of many of the Funds are also being asked to approve making a Funds' investment objective "non-fundamental" and, for some of the Funds, to approve changes to a Fund's investment objective. As non-fundamental policies, the Fund's investment objectives can be changed in the future without the need for the delay or expense of a stockholder vote.

We do not expect that the approval of the Proposals will significantly change the way the Funds are managed. We believe it likely that implementation of these Proposals also will result in decreased costs.

The Directors have concluded that the Proposals are in the best interests of each Fund and unanimously recommend that you vote "FOR" the Proposals that apply to the Fund or Funds in which you hold shares.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy promptly. ___________, a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from ____________ reminding you to vote by proxy. No matter how many shares you own, your vote is important.

Sincerely,

----------------------
Marc O. Mayer
President

                             QUESTIONS AND ANSWERS
                          THE ALLIANCEBERNSTEIN FUNDS

                                     PROXY

Q.   WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Joint Annual Meeting of Stockholders ("Notice") and Proxy Statement that provides you with information you should review before voting on the Proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the AllianceBernstein Funds listed in the accompanying Notice (each, a "Fund" and, collectively, the "Funds"). You are receiving these proxy materials because you either own shares of a Fund's stock or shares of beneficial interest in a Fund (we refer to both as "shares" and to the holders of shares as "stockholders"). As a stockholder, you have the right to vote for the election of Directors or Trustees of a Fund and on the various proposals concerning your investment in a Fund.

Q.   WHO IS ASKING FOR MY VOTE?

A. The Board of Directors/Trustees of a Fund (each, a "Board" and, collectively, the "Boards") is asking you to vote at the Meeting. In this Proxy Statement, we will refer to both Directors and Trustees, individually, as a "Director" or, collectively, as the "Directors." Those Proposals are as follows:

     The first proposal is to elect Directors for each Fund. The stockholders of each Fund will be asked to elect Directors of that Fund.

     We are also asking for your approval of several other Proposals. As more fully explained in the Proxy Statement, not all of these Proposals apply to each Fund. These Proposals include the approval of:

     o the amendment and restatement of the charter of each Fund that is a Maryland corporation;

     o amendment, elimination or reclassification of certain Funds' fundamental investment restrictions; and

     o reclassification of certain fundamental investment objectives as non-fundamental and, in some cases, a change in a Fund's investment objective.

Q.   HOW DOES THE BOARD RECOMMEND I VOTE?

A.   The Board recommends that you vote "FOR" all Proposals.

Q.   WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on August 24, 2005, ("Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those proposals that apply to the Fund of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.

Q.   WHAT ROLE DOES A BOARD PLAY?

A. A Board oversees the management of each Fund. The Directors have an obligation to serve the best interests of a Fund, including approving and recommending charter and policy changes such as those proposed in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. WHY ARE THE DIRECTORS PROPOSING THE AMENDMENT AND RESTATEMENT OF THE CHARTER OF EACH OF THE FUNDS?

A. Most of the Funds are organized under Maryland law. We are proposing the amendment and restatement of the charter of each Fund that is a Maryland corporation for your approval in order to modernize and standardize these documents and to facilitate the more efficient management of the Funds by giving them greater flexibility as permitted under Maryland law.

Q. WHY ARE THE DIRECTORS PROPOSING TO AMEND, ELIMINATE OR RECLASSIFY CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS?

A. The Funds have certain fundamental investment policies that cannot be changed without stockholder approval. Some of these policies are no longer required due to changes in applicable law and can now be eliminated or revised.

     These Proposals would update the Funds' fundamental investment policies and standardize them across the Funds. The Funds would continue to be managed in accordance with the investment policies described in their prospectuses (as such prospectuses are updated from time-to-time). We do not expect that the revised policies would significantly change the way the Funds are managed.

Q. WHY ARE THE DIRECTORS PROPOSING THAT YOU APPROVE RECLASSIFYING THE FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES AND, IN SOME CASES, MODIFYING THEM?

A. A Fund's investment objective generally is not required to be fundamental under applicable laws. We propose the reclassification of the Funds' fundamental investment objectives as non-fundamental to provide the Funds with the flexibility to respond to market changes without incurring the expense and delay of seeking a stockholder vote. The reclassification would permit a Fund to revise its investment objective in the event that the Board in consultation with the Funds' investment adviser, Alliance Capital Management L.P. ("Alliance") believes it is necessary or appropriate to emphasize different strategies or portfolio allocations in light of then prevailing market conditions or trends. The proposed changes to certain of the Funds' investment objectives are intended to simplify and clarify the Funds' investment objectives and to make them consistent among similar groups of Funds, such as the fixed-income AllianceBernstein Funds, or across all the Funds. In the case of AAGIT and ABF-Quality Bond Portfolio, the proposed changes in investment objective would result in changes to the Fund's investment strategies as discussed in detail in the attached Proxy Statement. Any subsequent change in a Fund's investment objective would be subject to prior approval by the Board of that Fund. Stockholders will be given at least [30] days notice prior to the implementation of a change in an investment objective.

Q.   WHY ARE THERE SO MANY PROPOSALS FOR MULTIPLE FUNDS IN ONE PROXY STATEMENT?

A. The Funds are intended to offer a broad range of investment opportunities to investors and the Funds have over [7] million stockholders. We have included all of our Proposals in one Proxy Statement to reduce costs. More tailored Proxy Statements would increase printing and mailing costs significantly. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible. One way to approach it is to identify the initials of your Fund below and only read the Proposals applicable to your Fund. Another way is for you to use the Proxy Card, which is included in the materials being sent to you, to identify the Proposals applicable to your Fund and only read those parts of the Proxy Statement.

Q.   HOW CAN I VOTE MY SHARES?

A.   Please follow the instructions included on the enclosed proxy card.

Q.   WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by signing another proxy of a later date, or
     (iii) by personally voting at the Meeting.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.   [______________________________________________________]

[LOGO] ALLIANCEBERNSTEIN (R) Investment Research and Management

                           The AllianceBernstein Funds

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR NOVEMBER 15, 2005

To the Stockholders of the AllianceBernstein Funds:

Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds listed on the reverse side of this notice (each, a "Fund", and, collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on November 15, 2005, at 10:00 a.m., Eastern Time, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement dated __________, 2005:

1. The election of Directors or Trustees (both referred to herein as "Directors") for a Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;

2. The amendment and restatement of each Fund's charter, which will repeal in their entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy Statement as Appendix D;

3. The amendment, elimination, or reclassification as non-fundamental of certain of the Funds' fundamental investment restrictions;

4. The reclassification of certain of the Funds' fundamental investment objectives as non-fundamental and, for certain of the Funds, a change in the investment objective; and

5. Such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Fund at the close of business on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of each Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone or via the Internet as described on the enclosed proxy card.

The Board of Directors of each Fund recommends a vote "FOR each Proposal.

                                            By Order of the Boards of Directors,
                                            Mark R. Manley
                                            Secretary

New York, New York

_________________, 2005

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also by telephone or through the Internet authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

(R) This is a mark used under license from the owner.

AllianceBernstein Americas Government Income Trust, Inc. ("AAGIT")

AllianceBernstein Balanced Shares, Inc. ("ABS")

AllianceBernstein Blended Style Series, Inc. ("ABSS")
-    U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc. ("ABF")
-    AllianceBernstein Corporate Bond Portfolio
-    AllianceBernstein Quality Bond Portfolio
-    AllianceBernstein U.S. Government Portfolio

AllianceBernstein Cap Fund, Inc. ("ACF")
-    Small Cap Growth Portfolio

AllianceBernstein Emerging Market Debt Fund, Inc. ("AEMDF")

AllianceBernstein Exchange Reserves ("AEXR")

AllianceBernstein Focused Growth & Income Fund, Inc. ("AFGIF")

AllianceBernstein Global Health Care Fund, Inc. ("AGHCF")

AllianceBernstein Global Research Growth Fund, Inc. ("AGRGF")

AllianceBernstein Global Strategic Income Trust, Inc. ("AGSIT")

AllianceBernstein Global Technology Fund, Inc. ("AGTF")

AllianceBernstein Greater China '97 Fund, Inc. ("AGCF")

AllianceBernstein Growth and Income Fund, Inc. ("AGIF")

AllianceBernstein High Yield Fund, Inc. ("AHYF")

AllianceBernstein Institutional Funds, Inc. ("AInstF")
-    AllianceBernstein Premier Growth Institutional Fund
-    AllianceBernstein Real Estate Investment Institutional Fund

AllianceBernstein International Growth Fund, Inc. ("AIGF")

AllianceBernstein International Research Growth Fund, Inc. ("AIRGF")

AllianceBernstein Large Cap Growth Fund, Inc. ("ALCGF")

AllianceBernstein Mid-Cap Growth Fund, Inc. ("AMCGF")

AllianceBernstein Multi-Market Strategy Trust, Inc. ("AMMST")

AllianceBernstein Municipal Income Fund, Inc. ("AMIF")
-    California Portfolio
-    Insured California Portfolio
-    Insured National Portfolio
-    National Portfolio
-    New York Portfolio

AllianceBernstein Municipal Income Fund II ("AMIF II")
-    Arizona Portfolio
-    Florida Portfolio
-    Massachusetts Portfolio
-    Michigan Portfolio
-    Minnesota Portfolio
-    New Jersey Portfolio
-    Ohio Portfolio
-    Pennsylvania Portfolio
-    Virginia Portfolio

The AllianceBernstein Portfolios ("TAP")
-    AllianceBernstein Growth Fund
-    AllianceBernstein Wealth Preservation Strategy
-    AllianceBernstein Tax-Managed Wealth Preservation Strategy
-    AllianceBernstein Balanced Wealth Strategy
-    AllianceBernstein Tax-Managed Balanced Wealth Strategy
-    AllianceBernstein Wealth Appreciation Strategy
-    Alliance Bernstein Tax-Managed Wealth Appreciation Strategy

AllianceBernstein Real Estate Investment Fund, Inc. ("AREIF")

AllianceBernstein Trust ("ABT")
-    AllianceBernstein Value Fund
-    AllianceBernstein Small/Mid Cap Value Fund
-    AllianceBernstein International Value Fund
-    AllianceBernstein Global Value Fund

AllianceBernstein Utility Income Fund, Inc. ("AUIF")

(the "AllianceBernstein Funds")

                                PROXY STATEMENT

                          THE ALLIANCEBERNSTEIN FUNDS

                          1345 Avenue of the Americas
                            New York, New York 10105

                              ===================

                      JOINT ANNUAL MEETING OF STOCKHOLDERS

                               ____________, 2005

                              ===================

                                  INTRODUCTION

This is a combined Proxy Statement for the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders (each a "Fund", and collectively, the "Funds"). The Boards of Directors/Trustees ""of the Funds (each a "Board", and collectively, the "Boards") are soliciting proxies for a Joint Annual Meeting of Stockholders of each Fund (the "Meeting") to consider and vote on Proposals that are being recommended by the Boards of their Funds. We refer to Directors or Trustees as, individually, a "Director" or collectively, the "Directors" for the purposes of this Proxy Statement.

The Boards are sending you this Proxy Statement to ask for your vote on several Proposals affecting your Fund. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on November 15, 2005 at 10:00 a.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Funds. Alliance Capital Management L.P. is the investment adviser to the Funds ("Alliance"). The Notice of Joint Annual Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about _____________, 2005.

Any stockholder who owned shares of a Fund on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

We have divided the Proxy Statement into five main parts:

     Part I - Overview of the Boards' Proposals.

     Part II - Discussion of each Proposal and an explanation of why we are requesting that you approve each Proposal.

     Part III - Information about the Funds' independent registered public accounting firms.

     Part IV - Additional information on proxy voting and stockholder meetings.

     Part V - Other information about the Funds.

Part I - Overview of Proposals
------------------------------

     As a stockholder of one or more of the Funds, you are being asked to consider and vote on a number of Proposals. While the following list is long, not all of the Proposals apply to each Fund. Many of the Proposals relate to conforming changes that will result in standardized policies across the Funds. Please note that the stockholders of AllianceBernstein Institutional Funds, Inc.
- AllianceBernstein Premier Growth Institutional Fund are being asked to vote only on the election of Directors and the proposed amendment and restatement of that Fund's charter. So references to "All Funds" in Proposals 2 and Proposal 3 do not include that Fund. In addition, only the Funds that are organized as Maryland corporations are being asked to vote on amendment and restatement of their charters.

                Proposal                              Fund(s) Affected

1. The election of the Directors, each                   All Funds
such Director to serve a term of an                      ---------
indefinite duration and until his or her successor is duly elected and qualifies.

2. The amendment and restatement of each              All Funds Except:
Fund's charter, which will repeal in                  -----------------
their entirety all currently existing           ABT, AEXR, AMIF II, and TAP
charter provisions and substitute
in lieu thereof new provisions set
forth in the Form of Articles of
Amendment and Restatement attached
to this Proxy Statement as Appendix D.

3. The amendment, elimination, or
reclassification as non-fundamental of
the fundamental investment restrictions
regarding:

     3.A. Diversification                           All Funds Except:
                                                    -----------------
                                                AAGIT, AEMDF, AGCF, AGSIT,
                                            AMIF - California Portfolio, AMIF -
                                            Insured California Portfolio, AMIF -
                                             New York Portfolio, AMIF II - All
                                                   Portfolios, and AMMST

     3.B. Issuing Senior Securities                 All Funds Except:
          and Borrowing Money                       -----------------
                                                      AIGF and AIRGF

     3.C. Underwriting Securities                   All Funds Except:
                                                    -----------------
                                                 AAGIT, AEMDF, AGCF, AGHCF,
                                                  AGSIT, AIGF, AMMST, TAP -
                                              AllianceBernstein Balanced Wealth
                                              Strategy, TAP - AllianceBernstein
                                              Wealth Appreciation Strategy, TAP
                                                 - AllianceBernstein Wealth
                                              Preservation Strategy, and TAP -
                                                AllianceBernstein Tax-Managed
                                                Wealth Appreciation Strategy

     3.D. Concentration of Investments              All Funds Except:
                                                    -----------------
                                                  AIGF, AIRGF, and AMMST

     3.E. Real Estate and Companies                 All Funds Except:
          that Deal in Real Estate                  -----------------
                                                      AIGF and AIRGF

     3.F. Commodity Contracts and                   All Funds Except:
          Future Contracts                          -----------------
                                                      AIGF and AIRGF

     3.G. Loans                                         All Funds
                                                        ---------

     3.H. Joint Securities Trading              AAGIT, ABF - Corporate Bond
          Accounts                            Portfolio, ABF - U.S. Government
                                                Portfolio, ACF - - Small Cap
                                               Growth Portfolio, AEMDF, AGCF,
                                                AGSIT, AInstF - Real Estate
                                               Investment Institutional Fund,
                                                  ALCGF, AMIF - California
                                             Portfolio, AMIF - Insured National
                                                 Portfolio, AMIF - New York
                                                 Portfolio, AMIF -National
                                            Portfolio, AMIF II - All Portfolios,
                                               AMMST, AREIF, AUIF, and TAP -
                                                        Growth Fund

     3.I. Exercising Control                        All Funds Except:
                                                    -----------------
                                               ABSS - U.S. Large Cap Portfolio,
                                                      ABF - Quality Bond
                                                Portfolio, AGRGF, AHYF, AIGF,
                                                  AIRGF, AMCGF, AMIF - All
                                                  Portfolios, AMIF II - All
                                               Portfolios, TAP - Growth Fund,
                                             TAP - AllianceBernstein Tax-Managed
                                                Balanced Wealth Strategy, and
                                                TAP - AllianceBernstein Tax-
                                                 Managed Wealth Preservation
                                                          Strategy

     3.J. Other Investment Companies              AAGIT, ABF-Corporate Bond
                                               Portfolio, ABF-U.S. Government
                                                Portfolio, ABS, AEMDF, AEXR,
                                                 AGIF, AGRGF, ALCGF, AMMST,
                                                          and AUIF

     3.K. Oil, Gas, and Other Types             AAGIT, ABF - Corporate Bond
          of Mineral Leases                    Portfolio, ABF- U.S. Government
                                               Portfolio, ABS, ACF - Small Cap
                                               Growth Portfolio, AEMDF, AGIF,
                                                 AGSIT, AGTF, AInstF - Real
                                               Estate Investment Institutional
                                                 Fund, ALCGF, AMCGF, AMMST,
                                                       AREIF, and AUIF

     3.L. Purchases of Securities on                 All Funds Except:
          Margin                                     -----------------
                                               ABT-All Funds, AFGIF, AGHCF,
                                              AIGF, AIRGF, and TAP- All Funds

     3.M. Short Sales                                 All Funds Except:
                                                      ----------------
                                                ABSS - U.S. Large Cap Portfolio,
                                                     AFGIF, AGHCF, AGRGF,
                                                         AGTF, AIGF,
                                                  AIRGF and TAP - All Funds

     3.N. Pledging, Hypothecating,                    All Funds Except:
          Mortgaging or Otherwise Encumbering         -----------------
          Assets                                ABF - Quality Bond Portfolio,
                                              ABF - U.S. Government Portfolio,
                                               AHYF, AIGF, AIRGF, AUIF, TAP -
                                               AllianceBernstein Tax- Managed
                                               Balanced Wealth Strategy, TAP -
                                                AllianceBernstein Tax-Managed
                                                Wealth Preservation Strategy,
                                                and TAP - AllianceBernstein
                                                        Growth Fund

     3.O. Illiquid and Restricted              ABF - Corporate Bond Portfolio,
          Securities                                    AGIF and AGTF

     3.P. Warrants                              AAGIT, ABF - U.S. Government
                                               Portfolio, ABF - Corporate Bond
                                               Portfolio, ABS, ACF - Small Cap
                                               Growth Portfolio, AGIF, ALCGF,
                                                      AMCGF, and AMMST

     3.Q. Unseasoned Companies                 ABF - Corporate Bond Portfolio,
                                                   ABS, AEXR, AGIF, ALCGF,
                                                          and AMCGF

     3.R. Requirement to Invest in                    AAGIT, ABS, AGTF,
          Specific Investments                            and ALCGF

     3.S. 65% Investment Limitation          ABF - Corporate Bond Portfolio,
                                             ABF - U.S. Government Portfolio,
                                            AMIF - Insured California Portfolio,
                                            AMIF - Insured National Portfolio,
                                                         and AUIF

     3.T. Securities of Issuers in             ABF - Corporate Bond Portfolio,
          which Officers or Directors/           ABS, ACF - Small Cap Growth
          Partners Have an Interest           Portfolio, AEXR, AGIF, ALCGF, and
                                                            AMCGF

     3.U. Purchasing or Selling                           AMCGF
          Securities Through Interested
          Parties

     3.V. Option Transactions                   AAGIT, ACF - Small Cap Growth
                                              Portfolio, AEXR, ALCGF, and AMIF
                                                     II - All Portfolios

     3.W. Purchasing Voting or Other            AEMDF, AEXR, AMCGF, and AUIF
          Securities

     3.X. Repurchase Agreements              AMIF - Insured California Portfolio

     3.Y. Transactions Effected Through                    ALCGF
          Affiliated Broker-Dealer

     3.Z. Special Meetings Called by                       ALCGF
          Stockholders

     3.Z.1 Investment Grade Securities                  ABS and AGIF

4.
     A. The reclassification of a                     ABT - All Funds,
     Fund's fundamental objective as                   AGRGF, AGSIT,
     non-fundamental; and                                and AMMST

     B. The reclassification as             1. AAGIT
     non-fundamental and changes to
     specific Funds' investment             2. ABF-Corporate Bond Portfolio
     objectives.

                                            3. ABF-Quality Bond Portfolio

                                            4. ABF - U.S. Government Portfolio

                                            5. ABS

                                            6. ACF - Small Cap Growth Portfolio

                                            7. AEMDF

                                            8. AFGIF

                                            9. AGHCF

                                            10. AGIF

                                            11. AGTF

                                            12. AHYF

                                            13. AInstF - Real Estate
                                                Investment Institutional
                                                Fund and AREIF

                                            14. ALCGF

                                            15. AMCGF

                                            16. AMIF - All Portfolios (except
                                                AMIF - Insured California
                                                Portfolio); and AMIF II - All
                                                Portfolios

                                            17. AMIF - Insured California
                                                Portfolio

                                            18. AUIF

                                            19. TAP-Growth Fund

Part II - Discussion of Each Proposal
-------------------------------------

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

At the Meeting stockholders will vote on the election of Directors of their Funds. Each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director of each Fund, and it is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the nominees named below for election as Director of each of the Funds except AGCF.

The following individuals named below are nominees for election to the Board of
AGCF:

                                David H. Dievler
                              William H. Foulk, Jr.

          Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend. Each of the Funds has a policy generally requiring that Directors retire at the end of the calendar year in which they reach the age of 76. The Governing and Nominating Committees and Boards of the Funds have waived the application of this retirement policy to Mr. Dievler through December 31, 2006.

Certain information concerning the nominees is set forth below.

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in
                                                                                               Alliance-
                                                                                               Bernstein
                                                                   Principal                   Fund Complex     Other
Name, Address                                                      Occupation(s)               Overseen         Directorships
and Date of Birth                        Years of Service *        During Past 5 Years         by Director      Held by Director
-----------------                        ------------------        -------------------         -----------      ----------------
DISINTERESTED
DIRECTORS

Ruth Block,#,**                          AAGIT: since 1994         Formerly Executive Vice     [94]             [Director of Avon,
500 SE Mizner Blvd.,                     ABSS: since 2002          President and Chief                          BP (oil and gas),
Boca Raton, FL 33432                     ABF: since 1987           Insurance Officer of                         Ecolab,
11/7/30                                  ABS: since 1985           The Equitable Life                           Incorporated
                                         ABT: since 2001           Assurance Society of                         (specialty
                                         ACF: since 1992           The United States;                           chemicals), and
                                         AEMDF: since 1995         Chairman and Chief                           Tandem Financial
                                         AEXR: since 1994          Executive Officer of                         Group and
                                         AFGIF: since 1999         Evlico; former Governor                      Donaldson, Lufkin
                                         AGHCF: since 1999         at Large, National                           & Jenrette
                                         AGIF: since 1987          Association of                               Securities
                                         AGRGF: since 2002         Securities Dealers,                          Corporation]
                                         AGSIT: since 1996         Inc.
                                         AGTF: since 2005
                                         AHYF: since 1987
                                         AInstF: since 1997
                                         AIGF: since 1994
                                         AIRGF: since 1999
                                         ALCGF: since 1992
                                         AMCGF: since 1989
                                         AMIF: since 1988
                                         AMIF II: since 1995
                                         AMMST: since 1994
                                         AREIF: since 1996
                                         AUIF: since 1993
                                         SCB II: since 2002
                                         TAP: since 1993

David H. Dievler,#                       AAGIT: since 1994         Independent consultant.     [98]             [None]
P.O. Box 167,                            ABSS: since 2002          Until December 1994 he
Spring Lake, NJ 07762                    ABF: since 1987           was Senior Vice
10/23/29                                 ABS: since 1987           President of ACMC
                                         ABT: since 2001           responsible for mutual
                                         ACF: since 1987           fund administration.
                                         AEMDF: since 1995         Prior to joining ACMC
                                         AEXR: since 1994          in 1984, he was Chief
                                         AFGIF: since 1999         Financial Officer of
                                         AGCF: since 1998          Eberstadt Asset
                                         AGHCF: since 1999         Management since 1968.
                                         AGIF: since 1987          Prior to that, he was
                                         AGRGF: since 2002         Senior Manager at Price
                                         AGSIT: since 1996         Waterhouse & Co. Member
                                         AGTF: since 1990          of the American
                                         AHYF: since 1987          Institute of Certified
                                         AInstF: since 1997        Public Accountants
                                         AIGF: since 1994          since 1953.
                                         AIRGF: since 1999
                                         ALCGF: since 1992
                                         AMCGF: since 1981
                                         AMIF: since 1988
                                         AMIF II: since 1995
                                         AMMST: since 1993
                                         AREIF: since 1996
                                         AUIF: since 1993
                                         SCB II: since 2002
                                         TAP: since 1999

John H. Dobkin,#                         AAGIT: since 1994         Consultant. Formerly        [96]             [None]
P.O. Box 12,                             ABSS: since 2002          President of Save
Annandale, NY 12504                      ABF: since 1998           Venice, Inc.
2/19/42                                  ABS: since 1992           (preservation
                                         ABT: since 2001           organization) from
                                         ACF: since 1994           2001-2002, Senior
                                         AEMDF: since 1995         Adviser from June
                                         AEXR: since 1994          1999-June 2000 and
                                         AFGIF: since 1999         President of Historic
                                         AGHCF: since 1999         Hudson Valley (historic
                                         AGIF: since 1998          preservation) from
                                         AGRGF: since 2002         December 1989 - May
                                         AGSIT: since 1997         1999. Previously,
                                         AHYF: since 1998          Director of the
                                         AInstF: since 1997        National Academy of
                                         AIGF: since 1994          Design and during
                                         AIRGF: since 1999         1988-1992, Director and
                                         ALCGF: since 1992         Chairman of the Audit
                                         AMCGF: since 1992         Committee of ACMC.
                                         AMIF: since 1999
                                         AMIF II: since 1995
                                         AMMST: since 1994
                                         AREIF: since 1996
                                         AUIF: since 1993
                                         SCB II: since 2002
                                         TAP: since 1999

Michael J. Downey,#                      AAGIT: since 2005         Consultant since            [66]             [Asia Pacific Fund,
c/o Alliance Capital Management L.P.     ABSS: since 2005          January 2004. Formerly                       Inc., and the
1345 Avenue of the Americas              ABF: since 2005           managing partner of                          Merger Fund]
New York, NY 10105                       ABS: since 2005           Lexington Capital, LLC
1/26/44                                  ABT: since 2005           (investment advisory
                                         ACF: since 2005           firm) from 1997 until
                                         AEMDF: since 2005         December 2003. Prior
                                         AEXR: since 2005          thereto, Chairman and
                                         AFGIF: since 2005         CEO of Prudential
                                         AGHCF: since 2005         Mutual Fund Management
                                         AGIF: since 2005          (1987-1993).
                                         AGRGF: since 2005
                                         AGSIT: since 2005
                                         AGTF: since 2005
                                         AHYF: since 2005
                                         AInstF: since 2005
                                         ALCGF: since 2005
                                         AIGF: since 2005
                                         AIRGF: since 2005
                                         AMCGF: since 2005
                                         AMIF: since 2005
                                         AMIF II: since 2005
                                         AMMST: since 2005
                                         AREIF: since 2005
                                         SCB II: since 2005
                                         AUIF: since 2005

Chairman of the Board                    AAGIT: since 1994         Investment adviser and      [113]            [None]
William H. Foulk, Jr.,#, +               ABSS: since 2002          independent consultant.
2 Sound View Drive                       ABF: since 1998           He was formerly Senior
Suite 100                                ABS: since 1992           Manager of Barrett
Greenwich, CT 06830                      ABT: since 2001           Associates, Inc., a
9/7/32                                   ACF: since 1992           registered investment
                                         AEMDF: since 1995         adviser, with which he
                                         AEXR: since 1994          had been associated
                                         AFGIF: since 1999         since prior to 2000. He
                                         AGCF: since 1998          was formerly Deputy
                                         AGHCF: since 1999         Comptroller and Chief
                                         AGIF: since 1998          Investment Officer of
                                         AGRGF: since 2002         the State of New York
                                         AGSIT: since 1996         and, prior thereto,
                                         AGTF: since 1992          Chief Investment
                                         AHYF: since 1998          Officer of the New York
                                         AInstF: since 1997        Bank for Savings.
                                         AIGF: since 1994
                                         AIRGF: since 1997
                                         ALCGF: since 1992
                                         AMCGF: since 1992
                                         AMIF: since 1999
                                         AMIF II: since 1999
                                         AMMST: since 1993
                                         AREIF: since 1996
                                         AUIF: since 1993
                                         SCB II: since 2002
                                         TAP: since 1998

D. James Guzy,#                          AAGIT: since 2005         Chairman of the Board       [1]              [Intel Corporation;
P.O. Box 128,                            ABSS: since 2005          of PLX Technology                            Cirrus Logic
Glenbrook, NV 89413                      ABF: since 2005           (semi- conductors) and                       Corporation;
3/7/36                                   ABS: since 2005           of SRC Computers Inc.,                       Novellus
                                         ABT: since 2005           with which he has been                       Corporation; Micro
                                         ACF: since 2005           associated since prior                       Component
                                         AEMDF: since 2005         to 2000. He is also                          Technology; the
                                         AEXR: since 2005          President of the Arbor                       Davis Selected
                                         AFGIF: since 2005         Company (private family                      Advisers Group of
                                         AGHCF: since 2005         investments).                                Mutual Funds; and
                                         AGIF: since 2005                                                       LogicVision]
                                         AGRGF: since 2005
                                         AGSIT: since 2005
                                         AGTF: since 1982
                                         AHYF: since 2005
                                         AInstF: since 2005
                                         ALCGF: since 2005
                                         AIGF: since 2005
                                         AIRGF: since 2005
                                         AMCGF: since 2005
                                         AMIF: since 2005
                                         AMIF II: since 2005
                                         AMMST: since 2005
                                         AREIF: since 2005
                                         SCB II: since 2005
                                         AUIF: since 2005

Marshall C. Turner, Jr.,#                AAGIT: since 2005         Principal of Turner         [1]              [DuPont
220 Montgomery St.                       ABSS: since 2005          Venture Associates                           Photomasks, Inc.,
Penthouse 10,                            ABF: since 2005           (venture capital and                         the George Lucas
San Francisco, CA 94104-3402             ABS: since 2005           consulting) since prior                      Educational
10/10/41                                 ABT: since 2005           to 2000.                                     Foundation;
                                         ACF: since 2005                                                        Chairman of the
                                         AEMDF: since 2005                                                      Board of the
                                         AEXR: since 2005                                                       Smithsonian's
                                         AFGIF: since 2005                                                      National Museum of
                                         AGHCF: since 2005                                                      Natural History]
                                         AGIF: since 2005
                                         AGRGF: since 2005
                                         AGSIT: since 2005
                                         AGTF: since 1992
                                         AHYF: since 2005
                                         AInstF: since 2005
                                         ALCGF: since 2005
                                         AIGF: since 2005
                                         AIRGF: since 2005
                                         AMIF: since 2005
                                         AMIF II: since 2005
                                         AREIF: since 2005
                                         SCB II: since 2005
                                         AUIF: since 2005

INTERESTED***
DIRECTOR

Marc O. Mayer                            AAGIT: since 2003         Executive Vice              [66]             [None]
1345 Avenue of the Americas,             ABSS: since 2003          President of Alliance
New York, NY 10105                       ABF: since 2003           Capital Management
10/2/57                                  ABS: since 2003           Corporation, the
                                         ABT: since 2003           general partner of
                                         ACF: since 2003           Alliance ("ACMC"),
                                         AEMDF: since 2003         since 2001; prior
                                         AEXR: since 2003          thereto, Chief
                                         AFGIF: since 2003         Executive Officer of
                                         AGHCF: since 2003         Sanford C. Bernstein &
                                         AGIF: since 2003          Co., LLC and its
                                         AGRGF: since 2003         predecessor since prior
                                         AGSIT: since 2003         to 2000.
                                         AGTF since 2003
                                         AHYF: since 2003
                                         AInstF: since 2003
                                         AIGF: since 2003
                                         AIRGF: since 2003
                                         ALCGF: since 2003
                                         AMCGF: since 2005
                                         AMMST: since 2005
                                         AMIF: since 2003
                                         AMIF II: since 2003
                                         AREIF: since 2003
                                         AUIF: since 2003
                                         SCB II: since 2003

----------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are subject to a policy requiring retirement at the age of 76.

** Ms. Block was an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), until October 21, 2004 by reason of her ownership of securities of a control person of Alliance since late 1992. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of Alliance.

*** Mr. Mayer is an "interested person", as defined in the 1940 Act, of each Fund due to his position as Executive Vice President of ACMC.

+    Member of the Fair Value Pricing Committee.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.

As of August 4, 2005, to the knowledge of management, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. Additional information related to the equity ownership of the Directors in each of the Funds and the compensation they received from the Funds is presented in Appendix B. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of Alliance or of any of its parents or subsidiaries.

During its fiscal year ended in 2004 or 2005, the Boards of the Funds met [__] times. Each Director attended at least 75% of the total number of meetings of the Boards held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders but the Funds encourage such attendance.

Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The Audit Committee of AAGIT met 3 times; of ABS met 2 times; of ABSS 2 times; of ABF met 3 times; of ABT met 4 times; of ACF met 1 times; of AEMDF met 3 times; of AFGIF met 3 times; of AGHCF met 3 times; of AGRGF met 2 times; of AGSIT met 3 times; of AGTF met 5 times; of AGCF met 2 times; of AGIF met 3 times; of AHYF met 3 times; of AInstF met 4 times; of AIGF met 3 times; of AIRGF met 3 times; of ALCGF met 3 times; of AMCGF met 3 times; of AMMST met 3 times; of AMIF met 2 times; of AREIF met 3 times; of AUIF met 2 times; of AEXR met 3 times; of AMIF II met 2 times; and of TAP met 1 times during the Fund's most recently completed fiscal year.

The Governance and Nominating Committee of AAGIT met 0 times; of ABS met 1 times; of ABSS 1 times; of ABF met 2 times; of ABT met 1 times; of ACF met 0 times; of AEMDF met 0 times; of AFGIF met 1 times; of AGHCF met 0 times; of AGRGF met 0 times; of AGSIT met 0 times; of AGTF met 1 times; of AGCF met 0 times; of AGIF met 0 times; of AHYF met 2 times; of AInstF met 0 times; of AIGF met 0 times; of AIRGF met 0 times; of ALCGF met 0 times; of AMCGF met 0 times; of AMMST met 0 times; of AMIF met 0 times; of AREIF met 1 times; of AUIF met 1 times; of AEXR met 0 times; of AMIF II met 0 times; and of TAP met 2 times during the Fund's most recently completed fiscal year. Each Fund's Board has adopted a charter for its Governance and Nominating Committee, a copy of which is included as Appendix C. Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

The Governance and Nominating Committee of a Fund will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of a Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix C.

The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. [The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.]

The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met [______] during a Fund's most recently completed fiscal year.

Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

Each Board unanimously recommends that the stockholders vote "FOR" each of the nominees to serve as a Director of the applicable Fund.

                                  PROPOSAL TWO
        APPROVAL OF THE AMENDMENT AND RESTATEMENT OF EACH FUND'S CHARTER
                               All Funds Except:
                                ----------------
                           AEXR, ABT, AMIF II and TAP

Each Fund subject to this Proposal is organized as a Maryland corporation and is subject to the Maryland General Corporation Law ("MGCL"). Under the MGCL, each Fund is formed pursuant to a charter (each a "Charter") that sets forth various provisions relating primarily to the governance of that Fund and powers of the Fund to conduct business. Each Fund's Board has declared advisable and recommends to the Fund's stockholders the amendment and restatement of the Charter for that Fund. Alliance advised the Boards that the proposed amendments have two primary objectives. First, Alliance believes that it is important to modernize and update the Charters to take full advantage of the flexibility afforded by the provisions of the MGCL, as they currently exist or may be changed in the future. Second, Alliance believes that all of the Charters should be standardized so that there will be no differences among the Funds. In the past, the existence of different Charter provisions has imposed burdens in administering the Funds and, in some cases, limited a Board's or Fund's power to take actions that would benefit that Fund and its stockholders.

Many of the amendments are technical amendments that are designed to allow a Fund's Board to take full advantage of the provisions of the MGCL. Some of the Funds are older Funds. In fact, three of the Funds predate the 1940 Act. Since their formation, law and industry practice have changed significantly, and the Charters for these Funds contain significant variations from the Charters of more recently organized Funds. Some provisions of these Charters are now obsolete because they are regulated by the 1940 Act or the MGCL and are no longer required in the Charters. Other provisions conflict with, or permit activities prohibited by, federal law or the MGCL. For these reasons, Alliance recommended to the Board the amendment and restatement of the Charters as discussed below in order to modernize and standardize them, which will facilitate the Board's ability to govern as it deems advisable and in the best interests of the Fund. The Board recommends that stockholders approve the amendment and restatement of the Charter for the Funds.(1) The amendment and restatement of each Charter will be accomplished by repealing in their entirety of all of the existing Charter provisions and substituting in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement (each a "New Charter" and, together, the "New Charters") attached as Appendix D. A detailed summary of the amendments is set forth below. If a stockholder of any Fund would like a copy of the current Charter for that Fund, please contact
_______________________.

----------
(1) Some Funds are organized as series funds and they have separate portfolios that are regarded as separate investment companies under the 1940 Act. However, all portfolios of a Fund are governed by the same charter. Therefore, if approved by the stockholders, a New Charter will govern all of the portfolios operated by its Fund.

If approved, the New Charters will give the Board more flexibility and broader power to act than do the current Charters. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner.

While each of the New Charters of the Funds are generally the same (except for variations with respect to authorization and classification of stock), as explained above, many of the Fund's current Charters are significantly different. So, the actual provisions being repealed will vary from Fund to Fund. The proposed amendments to the Charters fall generally under four broad categories: (i) series and class structure and related provisions; (ii) stockholder voting provisions; (iii) mandatory and other redemption provisions; and (iv) liability exculpation and indemnification and expense advance provisions. Certain of the older Funds have additional categories. The following discussion outlines the material changes for the Funds within these broad categories and the additional categories, discusses the Boards' recommendations as to each amendment, and identifies each Fund for which an amendment is applicable.

               A.   Series and Class Structure and Related Provisions

Alliance recommended, and the Boards declared advisable, the proposed amendments concerning the establishment and administration of series and classes(2) of the Funds' stock to update the Charters and to provide the Funds' Boards with the broadest flexibility to act with respect to series or classes of stock under the MGCL. The New Charter provisions would clarify the classification and designation of stock and the allocation of assets and expenses among series or classes of stock and the Board's powers with respect to these allocations. In addition, the amendments would clarify that the debts, liabilities, obligations and expenses of one series or class of a Fund are enforceable only with respect to that series or class, thus protecting the stockholders of a Fund's other series or classes of stock. The New Charters contain provisions that:

----------
(2) If a Fund is a series fund, the stockholders of each portfolio own shares of a specific series of stock. Stock of a specific series (or portfolio) may be divided into more than one class of shares.

     o Provide for the automatic reallocation of shares that are classified or reclassified into shares of another series or class of the Fund. See New Charter, Article Fifth, Section 1.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Clarify that redeemed or otherwise acquired shares of stock of a series or class shall constitute authorized but unissued shares of stock of that series or class and, in connection with a liquidation or reorganization of a series or class of a Fund in which all outstanding shares of such class or series are redeemed by the Fund, that all authorized but unissued shares of such class or series shall automatically be returned to the status of authorized but unissued shares of common stock, without further designation as to class or series. See New Charter, Article Fifth, Section 10(e).

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMIF, AMMST, AREIF, and AUIF

     o Clarify that each Fund's Board has sole discretion to allocate the Fund's general assets and provide that any general assets allocated to a series or class will irrevocably belong to that series or class. See New Charter, Article Fifth, Sections 3 and 4.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Clarify that debts, liabilities, obligations, and expenses of a series or class shall be charged to the assets of the particular series or class and to provide that the Board's determination with respect to the allocation of all debts, liabilities, obligations and expenses will be conclusive. See New Charter, Article Fifth, Section 5.

          AAGIT, ABSS, ACF(2), AEMDF, AFGIF, AGCF, AGHCF, AGRGF, AGSIT, AGTF(1), AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF1, AMMST, AREIF, and AUIF

----------
(2) The amendment to the Charters for this Fund includes only the second provision regarding the Board's determination being conclusive.

     o Provide that debts, liabilities, obligations and expenses of a series or class are enforceable only with respect to that series or class and not against the assets of a Fund generally. See New Charter, Article Fifth, Section 5.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Provide that a Fund's Board may establish a specified holding period prior to the record date for stockholders to be entitled to dividends (deleting for most Funds a requirement that such holding period may not exceed a maximum of 72 hours) and to provide that dividends or distributions may be paid in-kind. See New Charter, Article Fifth,
          Section 7.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Permit a Fund's Board discretion to provide for the automatic conversion of any share class into any other share class to the extent disclosed in the applicable registration statement and permitted by applicable laws and regulations. See New Charter, Article Fifth,
          Section 11.

          AAGIT, ABF, ABS, ACF, AEMDF, AGIF, AGTF, AIGF, ALCGF, AMCGF, AMIF, AMMST, and AUIF

     o Add a provision, where necessary, that all persons who acquire stock or other securities of a Fund shall acquire the same subject to the Charter and Bylaws. See New Charter, Article Fifth, Section 15.

          AAGIT, ABSS, AEMDF, AFGIF, AGCF, AGHCF, AGRGF, AGSIT, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMMST, AREIF, and AUIF.

In addition to the New Charter provisions discussed above, Alliance recommended, and the Board declared advisable, that the following provisions be deleted because they are codified under the 1940 Act and/or the MGCL and are not required to be included in the Charters. The New Charters:

     o Delete a provision granting the Board power to increase or decrease the number of shares in a class pursuant to classification or reclassification.

          ABF, AGTF, and AMIF

     o Delete a provision prohibiting the Board from reducing the number of shares of any class below the number of outstanding shares.

          ACF

     o Delete a provision permitting the Board to designate unissued Fund shares as a class or series of preferred or special stock excluded from the definition of "senior security".

          ABF, ACF, and AMIF

               B.   Stockholder Voting Provisions

Alliance recommended, and the Board declared advisable, proposed minor changes to each Fund's voting provisions. The first change below would permit each Board to address circumstances in which there are large disparities in net asset value per share of the series of a Fund with a number of series resulting in inequitable voting rights among the stockholders of the various series in relation to the value of a stockholder's investment. The existing Charters provide that stockholders of a specific class or series of stock will vote on issues pertaining only to that class or series of stock. The second change is intended to clarify that the Board would make this determination where it is not otherwise specified by law. The third and fourth changes address quorum requirements at meetings for specific classes or series and for a Fund as a whole. The New Charters contain provisions that:

     o Permit, as to any matter submitted to stockholders, a Fund to calculate the number of votes to which a stockholder is entitled to cast on such matter based on the NAV of shares rather than on the basis of one vote for each share outstanding. Votes would be so calculated only if approved in advance by a Fund's Board, and only if the Fund first obtains an exemptive order from the SEC permitting the Fund to calculate votes in this manner. See New Charter, Article Fifth, Section 8.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Permit a Fund's Board to determine certain matters that are subject to vote only by a specific class or series of the Fund, rather than by all stockholders of the Fund as a single class. The Board would have this discretion only for matters that are not otherwise prescribed under the 1940 Act or other applicable law. See New Charter, Article Fifth, Section 8.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Clarify that where the Charter (in addition to applicable laws) mandates a separate vote by holders of one or more series or class of the Fund's stock, a quorum will be determined by the number of stockholders present at the meeting of stockholders of that specific class or series, rather than for the Fund as a whole. See New Charter, Article Seventh, Section 3.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Provide that, in order to hold a stockholder vote, one-third (deleting a majority requirement) of the Fund's stockholders must be present in person or by proxy to constitute a quorum for the vote, except with respect to any matter which, under applicable statutes, regulatory requirements or the New Charter, requires approval by a separate vote of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each series or class entitled to vote as a series or class on the matter will constitute a quorum. See New Charter, Article Seventh,
          Section 3.

          ABS, AGIF, AGTF, and AMCGF

               C.   Mandatory and Other Redemption Provisions

Alliance recommended, and the Board declared advisable, proposed changes to give the Board more flexibility to redeem stockholder accounts that fall below a certain threshold. Alliance advised the Board that small accounts are costly for a Fund to maintain, often at the expense of larger stockholders. Certain of the existing Charters provide that a Board may cause a Fund to redeem a stockholder's shares of the Fund if, after a redemption, in certain cases, or otherwise in other cases, the amount that the stockholder has invested in the Fund falls below a specified dollar amount (usually $200) or such other amount that the Board may determine.(3) This provision also includes a cap on the dollar amount that the Board may set (up to $5,000,000) and a stockholder notice requirement. The amendments recommended by Alliance, and declared advisable by the Board, would give a Board greater administrative flexibility to determine when it is in the best interests of the Fund to redeem small accounts by giving the Board sole discretion to set the mandatory threshold for redemption. In addition, these amendments would delete the notice provision and permit a Board to cause a Fund to make mandatory redemptions for other purposes, such as reorganization of a Fund, as now permitted by relatively recent amendments to the MGCL. If these changes are adopted, upon approval by a Board, the typical Fund reorganization or liquidation will require only the stockholder approval required under the 1940 Act, if any. The New Charter provisions:

----------
(3) ABSS, AFGIF, AGHCF, AGRGF, AInstF, AHYF, AGCF, AREIF, AIRGF, AUIF, AIGF, AGSIT, AEMDF, AAGIT, ALCGF, AMMST, ABF, ACF, AGTF, and AMIF.

     o Clarify that the Fund may redeem shares at NAV where a stockholder fails to maintain a minimum amount determined by the Fund's Board, in its sole discretion. See New Charter, Article Fifth, Section 10(c)

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Provide that a Fund's Board may cause the Fund to redeem shares for "any other purposes", subject to the 1940 Act, such as a reorganization of the Fund. See New Charter, Article Fifth, Section 10(c).

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

Alliance recommended, and the Board declared advisable, the proposed changes discussed below to clarify that a Board may impose certain fees upon redemption. The existing Charters for certain Funds provide that the Board may impose a redemption charge or deferred sales charge.(4) For these Funds, the changes would add a redemption fee or "other amount" (e.g. shareholder transaction fees) to the fees that the Board may impose. These changes would give the Board increased flexibility to impose fees upon redemption where they determine that to do so would be in the best interests of the Fund. For example, under the flexibility provided by this revision, a Board could determine to impose a redemption fee to discourage market timing in a Fund. In connection therewith, the Charters also would be changed to provide that redemption proceeds be reduced by any applicable redemption fee, "other amount", or contingent deferred sales charge. These provisions would be extended to all series and classes of stock of a Fund and would:

----------
(4)  AUIF, AIGF, AEMDF, AAGIT, ALCGF and AMMST.

     o Clarify that the Board may impose a redemption charge, deferred sales charge, redemption fee or "other amount" upon redemption. See New Charter, Article Fifth, Section 10(a).

          AAGIT, ABF, ABS, ACF, AEMDF, AGIF, AGTF, AIGF, ALCGF, AMCGF, AMIF, AMMST, and AUIF

     o Clarify that redemption proceeds be reduced by any applicable redemption fee, "other amount" or contingent deferred sales charge. See New Charter, Article Fifth, Section 10(b).

          AAGIT, ABF, ABS, ACF, AEMDF, AGIF, AGTF, AIGF, ALCGF, AMCGF, AMIF, AMMST, and AUIF

The following changes are intended to conform the redemption provisions to those permitted under the 1940 Act and the MGCL and to give a Fund's Board greater flexibility in overseeing the management of its Fund. These changes, as provided in the New Charters:

     o Allow a Board to establish procedures for the redemption of stock. See New Charter, Article Fifth, Section 10(a).

          ABF, ABS, ACF, AGIF, AGTF, AMCGF, and AMIF

     o Delete a provision retiring shares that are redeemed or repurchased by the Fund without specification as to the purpose for the redemption/repurchase.

          ABS, ABF, AGIF, AGTF, and AMIF

     o Delete a provision specifying circumstances when a Fund may suspend redemptions.

          AGTF

     o Delete a provision authorizing a Fund, upon Board authorization, to buy back shares at a price not exceeding net asset value by an agreement with stockholders

          ABF, ABS, ACF, AGIF, AMCGF, and AMIF

     o Add a provision that when outstanding shares of a series or class of stock are redeemed, those shares are automatically returned to the status of unauthorized but unissued shares of that Fund of that class or series, and when all outstanding shares of a class or series are redeemed in a liquidation or reorganization, those shares are automatically returned to the status of authorized but uninssued shares of common stock without further designations as to class or series. See New Charter, Article Fifth, Section 10(e).

          ABS and AGIF

     o Delete a provision that all shares shall be "subject to redemption" and redeemable under MGCL.

          ABS and AGIF

     o Delete provisions that a stockholder's right of redemption may be subject to the Fund having surplus available for redemption purposes and that the Fund shall sell any securities it holds to provide cash for redemption.

          ABS and AGIF

          D. Liability Exculpation and Indemnification and Expense Advance Provisions

The existing Charter or Bylaws of each Fund generally provide that, to the maximum extent permitted by the MGCL and the 1940 Act, Directors and officers shall not be liable to a Fund for money damages and shall be indemnified by the Fund and have expenses advanced by the Fund. Alliance recommended to each Board, and each Board declared advisable, that each Fund's Charter be revised to clarify, or where necessary, to specify that a Fund has the power to indemnify and advance expenses to its Directors and officers to the maximum extent permitted by the 1940 Act and the MGCL. The 1940 Act and the MGCL provide extensive regulation of the indemnification that a Fund may provide to its Directors and officers. Alliance advised the Boards that the proposed changes to the existing Charters are intended only to make the indemnification provisions clearer and would not change a Fund's existing indemnification obligations to a Fund's Directors and officers. Each Fund's Board believes that it is important for a Fund to be able to limit the liability of its Directors and officers to the maximum extent permitted by law and indemnify and advance expenses to the maximum extent permitted by law in order to promote effective management and oversight of the Funds. More restrictive indemnification provisions may make it difficult to attract and retain qualified officers and Directors. These changes update each Fund's indemnification provisions consistent with the current industry standard as permitted under the 1940 Act and Maryland law.(5)

----------
(5) The proposed amendments would add the standardized indemnification provisions to the Charter for AMCGF. Such provisions are now included in the Fund's Bylaws.

The indemnification provisions in the New Charters will:

     o Authorize a Fund to obligate itself to indemnify and advance expenses to the maximum extent permitted by the MGCL. See New Charter, Article Eighth, Section 2.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Extend a Fund's power to indemnify and advance expenses to Directors and officers who, while serving as such for a Fund, also serve at a Fund's request in a like position of another enterprise and are subject to liability by reason of their service in such capacity. See New Charter, Article Eighth, Section 2.

          AAGIT, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Allow a Fund to indemnify and advance expenses, subject to Board approval, to any person who served as a Director to a predecessor of the Fund in any capacity that may be indemnified under the Fund's Charter. See New Charter, Article Eighth, Section 2.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Replace the specific 1940 Act limitations on exculpations, indemnification and advance of expenses in cases of willful misfeasance, bad faith, negligence, or reckless disregard for duties with a general reference to limitations on exculpations, indemnification and advance expenses imposed under the 1940 Act. See New Charter, Article Eighth, Section 3.

          AAGIT, ABF, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGRGF, AGSIT, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMMST, AREIF, and AUIF

     o Extend the non-applicability to a Director or officer of subsequent changes to the indemnification policies to subsequent changes made to indemnification provisions contained in a Fund's Charter or Bylaws. See New Charter, Article Eighth, Section 4.

          AAGIT, ABF, ABS, ABSS, ACF, AEMDF, AFGIF, AGCF, AGHCF, AGIF, AGRGF, AGSIT, AGTF, AHYF, AIGF, AInstF, AIRGF, ALCGF, AMCGF, AMIF, AMMST, AREIF, and AUIF

     o Add a provision that Directors and officers are not liable to a Fund for money damages to the maximum extent provided by law. See New Charter, Article Eighth, Section 1.

          AAGIT, ABF, ABS, AEMDF, AGIF, AIGF, ALCGF, AMCGF, AMMST, and AUIF

               E.   Other Revisions for Specific Funds

                    (i)  Corporate Purpose

The existing Charters of certain Funds enumerate specific powers of those Funds. The proposed changes would delete these provisions and provide instead that a Fund has all powers permitted by the MGCL. A Fund is not required to list specific powers in its Charter and the current specificity may limit a Fund's power and may restrict the Fund's power to undertake certain activities without incurring the cost and delay of a stockholder vote and to respond quickly to regulatory developments to the detriment of the Fund. Changing the existing Charters to give a Fund the powers permitted under the MGCL will give a Fund greater flexibility. The New Charters:

     o Delete specific powers of a Fund, and provide instead that a Fund shall have all powers conferred upon it or permitted by the MGCL.

          ABF, ABS, ACF, AGIF, AGTF, AMCGF, and AMIF

                    (ii) Board of Directors

The New Charter would provide that the minimum number of Directors for a Fund shall be one and eliminate the maximum number of Directors provided in the existing Charters. The current Charters generally provide for a minimum of two or three and a maximum of twenty Directors. Alliance advised the Boards that this change would give the Boards flexibility to determine the number of Directors for a Fund based on the specific needs of that Fund. The changes would also revise the general powers of the Boards and explicitly permit the Boards to authorize the issuance of stock and other securities without stockholder approval. In several cases, changes would delete unnecessary provisions relating to the Boards. The proposed changes recommended by Alliance, and declared advisable by the Boards, would provide greater flexibility for the Board to oversee a Fund, especially the power to authorize the issuance of shares to the extent permitted by the MGCL. The New Charters:

     o Provide that the minimum number of Directors for a Fund shall be one. See New Charter, Article Sixth.

          ABF, ABS, ACF, AGIF, AGTF, AMCGF, and AMIF

     o Expand the general powers of the Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval. See New Charter, Article Seventh, Section 1 (c).

          ABF, ABS5, ACF, AGIF(6), AGTF, AMCGF, and AMIF

----------
(6) The amendment to the Charters for these Funds includes only the revision to the general powers of the Board.

     o Delete an unnecessary provision permitting Directors to be compensated for their services.

          AMCGF

     o Delete an unnecessary provision that Directors need not be Maryland residents or stockholders of the Fund.

          AMCGF

     o Delete unnecessary provisions permitting election of Directors by other methods than by ballot unless the Fund's Bylaws provide otherwise.

          AMCGF

                    (iii) Interested Persons Provisions

The Charters for certain Funds currently permit contracts to provide services between the Fund and interested persons of the Fund, including Alliance. Presumably, these provisions were based on provisions in operating company charters that permit such arrangements. The 1940 Act, rather than the MGCL, determines and limits transactions between a Fund and its affiliates and sets forth specific procedures a Fund must follow. The provisions are not required in a Fund's Charter and may conflict with the provisions of the 1940 Act. The proposed changes will:

     o Delete a provision regarding the procedures that a Fund must follow to enter into a contract with an affiliate.

          ABF, ACF, AGTF, and AMIF

     o Delete provisions permitting interested persons to contract to provide services for the Fund and providing indemnification with respect to those contracts.

          AGIF and AMCGF

     o Delete provisions that state that contracts with interested persons will not be void if such interest is disclosed to the Board and that permit an interested person to be counted towards quorum for a vote to authorize the contract.

          ABS and AGIF

                    (iv) Dividends and Distributions

The 1940 Act, the MGCL and federal tax laws regulate a Fund's method and manner of paying dividends and making distributions. Provisions relating to these matters are not necessary in a Fund's Charter and may conflict with 1940 Act and other requirements. For these reasons, Alliance recommended, and the Boards declared advisable, that certain provisions be eliminated. The proposed changes will:

     o Delete a provision requiring a Fund to distribute annually approximately the amount of net cash income received by the Fund during the fiscal year.

          ABS and AGIF

     o Delete a provision giving the Board discretion to distribute additional dividends from any assets of the Fund legally available for payment thereof.

          ABS and AGIF

     o Delete a provision that requires the Board to sell all dividends and distributions that are not cash dividends, such as shares of stock of a company, received by a Fund on its investments and to credit the net cash proceeds of such sale to cash income and distribute it to stockholders.

          ABS and AGIF

     o Delete a provision giving the Board conclusive determination over which receipts shall constitute income and which shall constitute principal and the allocation thereof.

          ABS and AGIF

     o Delete a provision specifying the sources from which dividends may be paid.

          AMCGF

     o Delete a provision permitting distribution to vary between classes for the purpose of complying with regulatory or legislative requirements.

          ABF, ACF, AGTF, and AMIF

     o Delete a provision permitting the Board to set apart assets for dividends for a reserve.

          ABF, ACF, AGTF, and AMIF

                    (v)  Specific Amendments for AMCGF

Alliance advised the Board that the existing Charter of AMCGF includes provisions that are not required to be included in the Fund's Charter because these matters are regulated by the 1940 Act or the MGCL. The proposed changes to the existing Charter of AMCGF would delete these provisions as well as others that are relevant to an operating company, not the Fund or are otherwise superfluous. Alliance recommended, and the Boards declared advisable, changes that will:

     o Delete a provision specifying that the private property of the stockholders is not subject to the payment of corporate debts.

     o Delete a provision permitting the Board (i) to fix and vary the amount to be reserved as working capital, to set apart out of any surplus of the Fund in such amounts and for such proper purposes as it shall determine, and to abolish any such reserves or any part thereof; and
          (ii) to determine any withdrawal charge to be imposed on the purchase of the Fund's shares so long as such withdrawal charge is not in excess of the estimated expense to the Fund in connection with such purchases and not in excess of 1% of the purchase price, apart from such charge.

     o Delete a provision permitting the Board to create committees (which is permitted in the Fund's Bylaws).

     o Delete a provision requiring that the Fund utilize a custodian and specifying the conditions under which the custodian will operate.

     o Delete a provision permitting the Board to determine the manner and allocation of brokerage commissions.

     o Delete a provision requiring notice that any amendments increasing or decreasing the total number of shares, which the Fund shall have authority to issue, shall not become effective unless notice of its adoption by the stockholders of the Fund shall have been mailed to each stockholder of the Fund who shall have been entitled to vote and who shall have failed to vote or shall have voted in the negative upon the question of its adoption, at his address as the same appears on the books of the Fund, and until at least ten days after such mailing.

     o    Delete a provision requiring an annual audit of the Fund.

     o    Delete a provision allowing the Fund to issue fractional shares.

The Board unanimously recommends that the stockholders of each Fund vote "FOR" Proposal 2. Approval of Proposal 2 with respect to each Fund requires the affirmative vote of a majority of the votes entitled to be cast.

                                 PROPOSAL THREE
           APPROVAL OF AMENDMENT, ELIMINATION, OR RECLASSIFICATON OF
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Under Section 8(b) of the 1940 Act, a Fund must disclose whether it has a policy regarding the following: (1) diversification, as defined in the 1940 Act; (2) borrowing money; (3) issuing senior securities; (4) underwriting securities issued by other persons; (5) purchasing or selling real estate; (6) purchasing or selling commodities; (7) making loans to other persons; and (8) concentrating investments in any particular industry or group of industries ("Section 8(b) policies"). Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote.

In addition to its Section 8(b) policies, under the 1940 Act a Fund may designate any other of its policies as fundamental policies (the "Other Fundamental Policies"). Many of the Funds' Other Fundamental Policies can be traced back to federal or state securities law requirements that were in effect when the Funds were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as "blue sky" laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to Alliance in managing a Fund's assets. In addition, the lack of uniform standards across the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

The Board of each Fund considered and approved Alliance's recommendation that the Fund's Section 8(b) policies be replaced with standardized fundamental policies. In some cases, one or more of these policies are non-fundamental and Alliance recommended and the Boards approved the addition of these policies as fundamental in the new standardized format. In other cases, Alliance recommended and the Boards approved less restrictive Section 8(b) policies. If the Proposals are approved with respect to a Fund, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., the Section 8(b) policies), as described in Proposals 3.A. - 3.G. will remain fundamental investment restrictions of the Funds. Alliance also recommended and the Boards approved the elimination of the Other Fundamental Policies as discussed below in Proposals 3.H. - 3.Z.1. None of the changes in the Section 8(b) policies or the Other Fundamental Policies is expected to have a significant effect on the management of the Funds.

                        Proposal 3.A. - Diversification
                               Applicable Funds:
                               All Funds Except:
                               -----------------
     AAGIT, AEMDF, AGCF, AGSIT, AMIF - California Portfolio, AMIF - Insured California Portfolio, AMIF - New York Portfolio, AMIF II - All Portfolios, and
                                     AMMST

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by stockholders, each Fund's fundamental investment restriction in effect would read:

     "The Fund is diversified as defined in the 1940 Act"

Discussion of Proposed Modification:

Section 8(b) of the 1940 Act requires an investment company to state whether it is "diversified" as that term is defined in the 1940 Act. Consequently, the proposed modification is consistent with the 1940 Act, which only requires that a Fund state whether it is diversified. The 1940 Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

In making its recommendation to the Boards, Alliance noted that no change is being proposed to a Fund's designation as diversified. Instead, the proposed change would modify a Fund's fundamental investment restrictions regarding its sub-classification under the 1940 Act to rely on the definitions of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Fund's Board or stockholders taking further action, the modified investment restriction would automatically apply the requirements of "diversification" under the 1940 Act to a Fund as those requirements may be amended from time to time.

For those Funds that did not previously have a fundamental policy with respect to diversification, approval of this proposed modification would result in the adoption of this policy as a fundamental policy. To the extent that a Fund has a related policy or a substantively duplicative policy or policies with respect to diversification, that policy or policies would be eliminated with the approval of this proposed modification.

               Proposal 3.B. - Amendment of Fundamental Policies
        Regarding the Issuance of Senior Securities and Borrowing Money
                               Applicable Funds:
                               All Funds Except:
                               -----------------
                                 AIGF and AIRGF

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by stockholders, each Fund's fundamental investment restrictions regarding borrowing and senior securities in effect would be combined to read:

          "The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

          "For the purposes of this restriction, margin collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security."

Discussion of Proposed Modification:

In making its recommendation to the Boards, Alliance noted that under Section 18(f)(1) of the 1940 Act, a Fund may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. Under the 1940 Act, certain types of transactions entered into by a Fund, including futures contracts, repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered to raise senior securities issues. Alliance noted that currently, under SEC interpretations, these activities are not deemed to be prohibited so long as certain collateral or coverage requirements designed to protect stockholders are met. The proposed modification makes it clear that collateral arrangements are not to be deemed to be the issuance of a senior security.

Most of the Funds' current fundamental policies with respect to senior securities and borrowings are separate policies. The proposed modification combines the two policies and would automatically conform a Fund's policy more closely to the exact statutory and regulatory requirements regarding senior securities, as they may exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. For Funds that do not have a policy regarding investments in senior securities as a fundamental policy, the new policy would, upon shareholder approval, be added as a fundamental policy.

Certain of the Funds' fundamental policies on borrowings prohibit borrowings or impose percentage limitations on borrowings. The proposed fundamental policy for borrowing would permit Funds to borrow up to the full extent permitted by the 1940 Act. These current policies for these Funds with restrictions on borrowings are listed below.

--------------------------------------------------------------------------------
     Current Policy                                  Applicable to:
--------------------------------------------------------------------------------

Prohibitions on borrowings.               ABF-U.S. Government and Quality Bond
                                          Portfolios; AHYF; ALGCF; AMGCF;
                                          AGTF; AREIF and AInstF-Real
--------------------------------------------------------------------------------

The proposed fundamental policy for
borrowing would permit Funds with
policies imposing the following
percentage limitations on borrowings
to borrow up to the full extent
permitted by the 1940 Act:
--------------------------------------------------------------------------------

o   Up to 20% of assets:                  o   AMIF and AMIF II
--------------------------------------------------------------------------------

o   Up to 15% of assets:                  o   AUIF; AGCF and AEXR
--------------------------------------------------------------------------------

o   Up to 10% of assets:                  o   ABF-Corporate Bond Portfolio;
                                              AGHC; AGIF; ABS; TAP - Tax-Managed
                                              Balanced Wealth Strategy and
                                              Tax-Managed Wealth Preservation
                                              Strategy
--------------------------------------------------------------------------------

The use of leverage by a Fund is considered speculative and involves risk. However, there is no current intention that any of these Funds will use this increased borrowing capability.

           Proposal 3.C. - Amendment of Fundamental Policy Regarding
                            Underwriting Securities
                               Applicable Funds:
                               All Funds Except:
                               -----------------
     AAGIT, AEMDF, AGCF, AGHCF, AGSIT, AIGF, AMMST, TAP - AllianceBernstein Wealth Appreciation Strategy, TAP - AllianceBernstein Wealth Preservation
         Strategy, TAP - AllianceBernstein Balanced Wealth Strategy, and
        TAP - AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by stockholders, each Fund's fundamental investment restriction regarding underwriting securities in effect would read:

          "The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended."

Discussion of Modification:

In making its recommendation to the Boards, Alliance noted that the purpose of the modification is to clarify that the Funds are not prohibited from acquiring "restricted securities" to the extent such investments are consistent with a Fund's investment objective, even if such investments may result in the Fund technically being considered an underwriter under the federal securities laws. The modification standardizes the policy on underwriting across the Funds.

Restricted securities are securities that have not been registered under the Securities Act of 1933 (the "1933 Act") and are purchased directly from the issuer or in the secondary market. Restricted securities may not be resold unless registered under such Act or pursuant to an applicable exemption from such registration. Restricted securities have historically been considered a subset of illiquid securities (i.e. securities for which there is no public market). Alliance noted that because the Funds need to maintain a certain amount of liquidity to meet redemption requests, the Funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation

For Funds that did not previously have a fundamental policy with respect to underwriting securities, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds. To the extent that a Fund has a related or a substantively duplicative policy or policies with respect to underwriting, that policy or policies would be eliminated with the approval of this proposed modification.

           Proposal 3.D. - Amendment of Fundamental Policy Regarding
                          Concentration of Investments
                               Applicable Funds:
                                All Funds Except
                                ----------------
                             AIGF, AIRGF, and AMMST

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by stockholders, each Fund's fundamental investment restriction regarding concentration of investments in effect would read:

          "The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

Discussion of Modification:

In making its recommendation to the Boards, Alliance noted that even though the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") has taken the position that investment of more than 25% of the value of a Fund's assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. For Funds that do not concentrate their investments, the proposed change would permit investment in an industry up to the prescribed limits under the 1940 Act and accompanying SEC interpretations, as those limits are updated from time to time.

For Funds that did not previously have a fundamental policy with respect to concentration, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds. To the extent that a Fund has a related or a substantively duplicative policy or policies with respect to concentration, that policy or policies would be eliminated with the approval of this proposed modification.

           Proposal 3.E. - Amendment of Fundamental Policy Regarding
        Investment in Real Estate and Companies that Deal in Real Estate
                               Applicable Funds:
                               All Funds Except:
                               -----------------
                                 AIGF and AIRGF

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by stockholders, each Fund's fundamental investment restriction in effect would read:

          "The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business."

Discussion of Proposed Modification:

The 1940 Act requires a Fund to state a fundamental policy regarding the purchase and sale of real estate. In making its recommendation to the Boards, Alliance noted that as a general matter, under a Fund's current real estate investment policy, a Fund is restricted in its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Fund through permissible investments. For instance, Alliance noted that it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The proposed modification to a Fund's policy on real estate-related investments would permit the sale of real estate when ownership of real estate results from permissible investments. The modification also clarifies that a Fund may invest in real estate-related securities and real estate backed-securities or instruments.

For Funds that did not previously have a fundamental policy with respect to real estate investments, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds. In addition, to the extent that a Fund has a real estate policy that was put into place to satisfy state blue sky requirements, such as those that address investment in real estate limited partnerships, any such real estate policy would be eliminated upon the approval of this proposed modification.

           Proposal 3.F. - Amendment of Fundamental Policy Regarding
      Investment in Commodities, Commodity Contracts and Future Contracts
                               Applicable Funds:
                               All Funds Except:
                               -----------------
                                 AIGF and AIRGF

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by stockholders, each Fund's fundamental investment restriction in effect would read:

          "The Fund may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts."

Discussion of Modification:

In making its recommendation to the Boards, Alliance noted that the proposed changes to a Fund's policy make it clear that the Fund may use derivatives. Futures contracts and options on futures contracts are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Alliance discussed certain of the risks involved in investments in derivative instruments. Alliance noted that there is the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

For Funds that previously had a non-fundamental policy with respect to commodities, commodity contracts and futures contracts, approval of this proposed modification would also result in the adoption of this policy as a fundamental policy for those Funds. In addition, certain of the Funds had a fundamental policy that did not permit investments in futures contracts. These Funds are ABF - Corporate Bond Portfolio, AEXR, AInstF - AllianceBernstein Real Estate Investment Institutional Fund, AMCGF, and AREIF. If the stockholders of these Funds approve this proposal, these Funds would have the flexibility to invest in futures contracts. Alliance also discussed certain of the risks involved in the purchase or sale of financial futures contracts and options thereon. Alliance noted that there is a risk that the performance of financial futures contracts may correlate imperfectly with the performance of the direct investments for which the financial futures contracts are a substitute. In addition, Alliance stated that, as a result of limitations imposed on futures trading by certain exchanges, the Funds could incur losses from delays in trading. The extent to which any such Fund may invest in futures contracts will be disclosed in its prospectus. It is not expected that the adoption of this less restrictive policy will have any significant effect on the management of the Funds.

       Proposal 3.G. - Amendment of Fundamental Policies Regarding Loans
                               Applicable Funds:
                                   All Funds
                                   ---------

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by stockholders, each Fund's fundamental investment restrictions regarding loans in effect would read:

          "The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
          (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."

Discussion of Modification:

In making its recommendation to the Boards, Alliance noted that the proposed change clarifies a Fund's ability to engage in securities lending and/or interfund lending to the extent permitted by the 1940 Act and the then-current SEC policy. The 1940 Act currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit stockholder votes. The current restrictions of most Funds are consistent with the current limitation. However, the restrictions are set lower than the maximum allowed under the 1940 Act for TAP - Growth Fund, TAP
- AllianceBernstein Wealth Strategy, and TAP - AllianceBernstein Tax-Managed Wealth Preservation Strategy. If this proposal is approved by shareholders, the Funds would be permitted to make loans to the maximum extent permitted by the 1940 Act. This less restrictive lending policy is not expect to have a significant effect on the management of the Funds.

For Funds that did not previously have a fundamental policy with respect to making loans, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds.

                                 Proposal 3.H.
               Elimination of the Fundamental Policy Prohibiting
                       Joint Securities Trading Accounts
                               Applicable Funds:
  AAGIT, ABF - Corporate Bond Portfolio, ABF - U.S. Government Portfolio, ACF - Small Cap Growth Portfolio, AEMDF, AGCF, AGSIT, AInstF - Real Estate Investment Institutional Fund, ALCGF, AMIF - California Portfolio, AMIF - Insured National
 Portfolio, AMIF - New York Portfolio, AMIF -National Portfolio, AMIF II - All
                       Portfolios, AMMST, AREIF, and AUIF

Proposal:

It is proposed that the fundamental investment restriction regarding participation in a joint securities trading account be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment restriction on a Fund's participation in a joint securities trading account was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from a Fund's fundamental investment restrictions. Furthermore, Alliance noted that
Section 17(d) of the 1940 Act generally prohibits any affiliated person of or principal underwriter for a Fund acting as principal to effect any transaction in which the Fund is a joint, or joint and several, participant with such person. Consequently, except for those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of overreaching by an affiliate, a Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect a Fund and its stockholders, there is no need to maintain this restriction.

                                 Proposal 3.I.
               Elimination of the Fundamental Policy Prohibiting
                 Investments for Purposes of Exercising Control
                               Applicable Funds:
                               All Funds Except:
                               -----------------
ABSS, ABF - Quality Bond Portfolio, AGRGF, AHYF, AIGF, AIRGF, AMCGF, AMIF - All Portfolios, AMIF II - All Portfolios, TAP - Growth Fund, TAP - AllianceBernstein
 Tax-Managed Balanced Wealth Strategy, and TAP - AllianceBernstein Tax-Managed
                          Wealth Preservation Strategy

Proposal:

It is proposed that the fundamental investment restriction prohibiting investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from a Fund's investment restrictions.

                                  Proposal 3.J.
        Elimination of the Fundamental Policy Prohibiting Investments in
     Other Investment Companies Exceeding Specified Percentage Limitations
                                Applicable Funds:
AAGIT, ABF-Corporate Bond Portfolio, ABF-U.S. Government Portfolio, ABS, AEMDF,
                   AEXR, AGIF, AGRGF, ALCGF, AMMST, and AUIF

Proposal:

It is proposed that the fundamental investment restriction on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment restriction on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required to be among a Fund's fundamental investment restrictions. Moreover, Alliance noted that in the absence of this restriction, the Funds are still subject to the limitations on investments in other investment companies imposed on all mutual funds under Section 12(d)(1)(A) of the 1940 Act. In general, under that section, an investment company ("Acquiring Fund") cannot acquire shares of another investment company ("Acquired Fund") if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund's securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

Stockholders should note that at a meeting held on August 3, 2005, as a result of Alliance's recommendation, the Boards of the affected Funds adopted a non-fundamental policy to address investment in other investment companies. That policy states in effect that: "A Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities." Stockholders are not required to approve non-fundamental policies. The Boards have the flexibility to amend a non-fundamental policy in furtherance of 'a Fund's best interests, without the expense and delay of soliciting a stockholder vote.

To the extent that a Fund has a related policy with respect to investments in other investment companies, that policy would be eliminated with the approval of this Proposal.

                                  Proposal 3.K.
                Elimination of the Fundamental Policy Prohibiting
                   Investments in Oil, Gas, and Other Types of
                           Minerals or Mineral Leases
                                Applicable Funds:
AAGIT, ABF - Corporate Bond Portfolio, ABF- U.S. Government Portfolio, ABS, ACF
  - Small Cap Growth Portfolio, AEMDF, AGIF, AGSIT, AGTF, AInstF - Real Estate Investment Institutional Fund, ALCGF, AMCGF, AMMST, AREIF, and AUIF

Proposal:

It is proposed that the fundamental investment restriction prohibiting Funds from purchasing oil, gas, and other types of minerals or mineral leases be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment restriction on purchasing or selling interests in oil, gas, or mineral leases, and other types of minerals or mineral leases was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer applicable and may be eliminated from the Funds' investment restrictions. Nevertheless, Alliance noted that there are no current expectations that the Funds will engage in such activities. In the future, should a Fund decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in a Fund's prospectus and statement of additional information.

                                 Proposal 3.L.
                     Elimination of the Fundamental Policy
                 Restricting Purchases of Securities on Margin
                               Applicable Funds:
                               All Funds Except:
                               -----------------
          ABT-All Funds, AFGIF, AGHCF, AIGF, AIRGF, and TAP- All Funds

Proposal:

It is proposed that the fundamental investment restriction restricting the purchase of securities on margin be eliminated.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment restrictions on margin activities were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these restrictions are no longer required and may be eliminated from the Funds' fundamental investment restrictions. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. Alliance advised the Boards that the SEC has not adopted rules relating to purchasing securities on margin and the policy is not required to be fundamental.

At a meeting held on August 3, 2005 for all applicable Funds except AGTF, and on August 9, 2005, for AGTF, after considering Alliance's recommendation, the Boards of the affected Funds adopted a non-fundamental policy that reflects the limited exception for purchasing securities on margin and clarifies that margin deposits in connection with certain financial instruments do not fall within the general prohibition on purchasing securities on margin. That non-fundamental policy reads in effect as follows: "A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments." Stockholder approval of this non-fundamental policy is not required. A Fund's Board has the flexibility to amend a non-fundamental policy in furtherance of 'the Fund's best interests, without the expense and delay of a stockholder vote.

                                 Proposal 3.M.
                     Elimination of the Fundamental Policy
                            Restricting Short Sales
                               Applicable Funds:
                                All Funds Except
                                ----------------
                     ABSS, AFGIF, AGHCF, AGRGF, AGTF, AIGF,
                            AIRGF and TAP- All Funds

Proposal:

It is proposed that the fundamental investment restriction on short sales be eliminated.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment restrictions on short sales were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these restrictions are no longer required and may be eliminated from the Funds' fundamental investment restrictions.

The Boards have approved the use by certain of the Funds of short sales as an investment strategy that is disclosed in the Funds' prospectus. The risks of short selling are also disclosed for such Funds in their prospectus. Alliance and the Boards believe that it is important for a Fund to have the flexibility to add or to revise these investment strategies in furtherance of the Fund's best interests, without the expense and delay of a stockholder vote that would be required if such strategies were designated as fundamental policies.

                                 Proposal 3.N.
   Elimination of the Fundamental Policy Prohibiting Pledging, Hypothecating,
                   Mortgaging or Otherwise Encumbering Assets
                               Applicable Funds:
                               All Funds Except:
                                ----------------
   ABF - Quality Bond Portfolio, ABF - U.S. Government Portfolio, AHYF, AIGF, AIRGF, AUIF, TAP - AllianceBernstein Tax- Managed Balanced Wealth Strategy, TAP
    - AllianceBernstein Tax-Managed Wealth Preservation Strategy, and TAP -
                         AllianceBernstein Growth Fund

Proposal:

It is proposed that the fundamental investment restriction prohibiting the pledging, mortgaging and hypothecating a Fund's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the restriction on pledging, mortgaging and hypothecating a Fund's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. Alliance noted that the Funds' current limits on pledging may conflict with each Fund's ability to borrow money to meet redemption requests or for temporary emergency purposes or, if Proposal 3.B. is approved, for any other purpose. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds' current restrictions, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations. Although Alliance currently plans, on behalf of the Funds, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Funds' ability to liquidate assets. If the Funds pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Funds' current borrowing limits would remain consistent with limits prescribed under the 1940 Act.

                                 Proposal 3.O.
         Elimination of the Fundamental Policy Regarding Investments in
                       Illiquid or Restricted Securities
                               Applicable Funds:
                 ABF - Corporate Bond Portfolio, AGIF and AGTF

Proposal:

It is proposed that the fundamental investment restriction regarding illiquid or restricted securities be eliminated.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that the restrictions on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment restriction. Alliance does not anticipate that the proposed change will have a material impact on the operation of the Funds since the Funds need to maintain a certain amount of liquidity to meet redemption requests, the Funds do not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation. In addition, under current SEC guidelines a Fund must limit its investments in illiquid or restricted securities that are illiquid securities to 15% of its assets.

As a result of Alliance's recommendation, the Boards approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit a Fund's investments in illiquid securities, including restricted securities, to not more than 15% of its assets or such other amount permitted by SEC guidelines. Stockholder approval of this non-fundamental policy is not required.

                                 Proposal 3.P.
    Elimination of the Fundamental Policy Regarding Investments in Warrants
                               Applicable Funds:
  AAGIT, ABF - U.S. Government Portfolio, ABF - Corporate Bond Portfolio, ABS,
        ACF - Small Cap Growth Portfolio, AGIF, ALCGF, AMCGF, and AMMST

Proposal:

It is proposed that the fundamental investment restriction regarding limitations on investments in warrants be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

The Funds listed above have fundamental policies that impose a percentage limitation on investments in warrants (typically, 5%). In making its recommendation to the Boards to eliminate this policy, Alliance noted that state "blue sky" regulators, as a condition to registration, imposed these restrictions. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment restriction. Alliance recommended that the policy restricting a Fund's investments in warrants be eliminated to permit a Fund the maximum flexibility to invest in warrants to the extent permissible under applicable law. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants.

A Board may approve investments in warrants by a Fund as an investment strategy that is disclosed in a Fund's prospectus. Elimination of the fundamental restriction would give a Fund's Board the flexibility to add or revise this investment strategy in furtherance of the Fund's best interests without incurring the expense and delay of a stockholder vote that would be required if such a strategy was designated as a fundamental policy.

                                 Proposal 3.Q.
                Elimination of the Fundamental Policy Regarding
                      Investments in Unseasoned Companies
                               Applicable Funds:
       ABF - Corporate Bond Portfolio, ABS, AEXR, AGIF, ALCGF, and AMCGF

Proposal:

It is proposed that the fundamental investment restriction prohibiting investments in issuers with less than three years of operations be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards, Alliance noted that the fundamental investment restriction prohibiting investments in issuers that have been in business for less than three years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from a Fund's fundamental investment restrictions. In recommending the elimination of the unseasoned issuers restriction, Alliance stated its belief that the elimination of the restriction would permit a Fund to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. To the extent that a Fund invests in these types of issuers, it may be subject to greater risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

Related or substantively duplicative policies with respect to investment in unseasoned issuers would be eliminated upon the approval of the Proposal.

                                 Proposal 3.R.
          Elimination of Requirement to Invest in Specific Investments
                               Applicable Funds:
                          ABS, AAGIT, AGTF, and ALCGF

Proposal:

Eliminate policies that require a Fund to be "balanced" or invest 80% of its assets in a specific investment.

Reasons for the Proposed Elimination:

ABS has a fundamental policy that requires it to be a "balanced fund."

AAGIT has a fundamental policy that states that the "Fund invests at least 80% of its net assets in debt securities rated investment grade (at least BBB by Standard & Poor's Ratings Services or Fitch Ratings, or Baa by Moody's Investors Service, Inc. or better) at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's, or, if, at the time of investment, unrate, determined by the Adviser to be of equivalent quality."

AGTF has a fundamental policy that states that "under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes".

ALCGF has a fundamental policy that requires that the Fund normally "invest at least 80% of its total assets in the equity securities of U.S. companies".

In making its recommendation to the Boards, Alliance noted these policies were not required to be fundamental by Rule 35d-1 (the "names rule"). The names rule requires an investment company with a name that suggests that it focuses its investments in a particular type of investment have a policy to invest at least 80% of its assets in the type of investments suggested by the name. The rule, however, does not require a Fund's named investment policy to be fundamental. Alliance proposed, and the Board approved, that each Fund's named investment policy be eliminated consistent with the principle that policies should not be fundamental where they are not required to be. Where required by the names rule, such as for AAGIT or AGTF, the Funds have an 80% non-fundamental investment policy.

                                 Proposal 3.S.
                Elimination of the Fundamental Policy Regarding
                     65% Limitations in Certain Investments
                               Applicable Funds:
        ABF - Corporate Bond Portfolio, ABF - U.S. Government Portfolio,
AMIF - Insured California Portfolio, AMIF - Insured National Portfolio, and AUIF

Proposal:

It is proposed that a Fund's fundamental 65% investment policy be eliminated.

Reasons for the Elimination of the Investment Restriction:

ABF - U.S. Government Portfolio has a fundamental policy restriction that states that the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities.

ABF - Corporate Bond Portfolio has a fundamental policy restriction that states that the Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities.

AMIF - Insured National Portfolio and Insured California Portfolio each has a fundamental restriction that states that the Fund under normal circumstances invests at least 65% of its total assets in insured securities.

AUIF has a fundamental restriction that states that the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

In making its recommendation to the Boards, Alliance noted that prior to the adoption of the names rule, SEC staff guidance required that a fund with a name that suggests that it focuses on a particular type of investment to invest at least 65% of its assets in such investments. Although these 65% policies were not required to be fundamental policies, the Funds identified above adopted fundamental 65% policies. After adoption of the names rule, the Funds adopted 80% non-fundamental policies but did not seek a shareholder vote to eliminate their fundamental 65% policies.

Elimination of these redundant 65% fundamental policies will give the Boards the flexibility to change names and investment strategies of the Funds in response to changes in market conditions without the expense and time delay associated with obtaining a stockholder vote, although stockholders will receive at least 60 days' prior written notice of any change.

                                 Proposal 3.T.
     Elimination of the Fundamental Policy Regarding Purchasing Securities
      of Issuers in which Officers or Directors/ Partners Have an Interest
                               Applicable Funds:
  ABF - Corporate Bond Portfolio, ABS, ACF - Small Cap Growth Portfolio, AEXR,
                             AGIF, ALCGF, and AMCGF

Proposal:

It is proposed that the fundamental investment restriction regarding purchasing securities of companies in which a Fund's officers, Directors or ' partners have an interest be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Boards to eliminate this policy, Alliance noted that this restriction was originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. Eliminating this restriction would increase Alliance's flexibility when choosing investments on a Fund's behalf. Alliance further noted that it believes that the restriction is unnecessary because each Fund's Code of Ethics adequately covers and provides for the monitoring of the Fund's securities purchases and security ownership by the Fund's officers and directors. In addition, Alliance noted that securities purchases by a Fund that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the 1940 Act and the rules thereunder.

                                 Proposal 3.U.
     Elimination of the Fundamental Policy Regarding Purchasing or Selling
                     Securities Through Interested Parties
                               Applicable Funds:
                                     AMCGF

Proposal:

It is proposed that the fundamental investment restriction regarding purchases or sales through interested persons be eliminated.

Reasons for the Elimination of the Investment Restriction:

The Fund has a fundamental policy that prohibits it from buying or selling any securities from, to or through its officers or directors or other "interested persons" except for purchases or sales of Fund shares, or in transactions on a securities exchange including only regular exchange commissions and charges. In making its recommendation to the Boards to eliminate the policy, Alliance noted that the 1940 Act does not require that this prohibition be a fundamental policy of the Fund. Furthermore, this restriction basically restates existing law because the 1940 Act generally prohibits principal trades between the Fund and interested parties.

                                  Proposal 3.V.
      Elimination of the Fundamental Policy Restricting Option Transactions
                                Applicable Funds:
           AAGIT, ACF - Small Cap Growth Portfolio, AEXR, ALCGF, and
                            AMIF II - All Portfolios

Proposal:

It is proposed that the fundamental investment restrictions regarding option transactions be eliminated in their entirety.

Reasons for the Elimination of the Investment Restrictions:

The Fund's listed above have fundamental policies that impose various restrictions on options transactions, including prohibitions on the writing of put and call options except as in accordance with a Fund's investment objective and policies, or the purchase of puts, calls, straddles, spreads and combinations that exceed 5% of a Fund's total assets. ALCGF has additional restrictions on options with respect to: (i) liquidity, (ii) premium payments
(iii) participation in options over-the-counter when they are available on an exchange, and (iv) the persons who may serve as a counterparties in over-the-counter transactions.

In making its recommendation to the Boards to eliminate these policies, Alliance noted that these restrictions were originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these restrictions are no longer required and may be eliminated from the Funds' fundamental investment restrictions. None of these restrictions are required to be fundamental under the 1940 Act. Consequently, Alliance recommended that these policies be eliminated.

The Boards may approve investments in options as an investment strategy that is disclosed in the Funds' prospectus. Elimination of these fundamental restrictions would give a Fund's Board the flexibility to add or revise this investment strategy in furtherance of the Fund's best interests without incurring the delay and expense of seeking stockholder approval.

                                 Proposal 3.W.
                Elimination of the Fundamental Policy Regarding
                Purchasing Voting or Other Securities of Issuers
                               Applicable Funds:
                          AEMDF, AEXR, AMCGF, and AUIF

Proposal:

It is proposed that the fundamental investment restriction regarding purchasing voting or other securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

AEMDF and AUIF each have a fundamental policy with regard to voting securities that states that "[t]he Fund may not purchase more than 10% of any class of the voting securities of any one issuer." AMCGF has a policy that states that "[t]he Fund may not acquire more than 10% of the voting or other securities of any one issuer." AEXR has a fundamental policy that states that "[t]he Fund may not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities)."

In making its recommendation to the Boards to eliminate each of these policies, Alliance noted that a Fund is not required to have a fundamental policy on its investment in voting or other securities except implicitly in the context of its noting whether it is a diversified fund. A diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer. Alliance noted that AEMDF is not a diversified fund and consequently, it is not subject to the 10% test. Because these restrictions are unnecessary in light of the 1940 Act's diversification tests and the Funds' fundamental diversification policy, Alliance recommended that they be eliminated.

Each of the Funds must also meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide, in part, that as to 50% of a Fund's assets, investments in any one issuer cannot exceed 5% of the Fund's assets and the Fund cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. Each Fund intends to qualify as a regulated investment company ("RIC") for tax purposes and elimination of the fundamental policy regarding purchasing voting securities will not affect the Fund's status as a RIC.

                                 Proposal 3.X.
    Elimination of the Fundamental Policy Regarding Percentage Limitation On
                      Investments In Repurchase Agreements
                               Applicable Funds:
                      AMIF - Insured California Portfolio

Proposal:

It is proposed that the fundamental investment restriction limiting repurchase agreements with any one dealer to 5% of the Fund's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

In making its recommendation to the Board to eliminate the policy, Alliance noted that restrictions limiting the Fund's ability to invest in repurchase agreements are not required to be fundamental under the 1940 Act. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. A repurchase agreement may be seen as a loan by the Fund secured by the security subject to the repurchase agreement. Alliance recommended that the policy restricting the Fund's investments in repurchase agreements be eliminated to permit the Fund the maximum flexibility to invest in repurchase agreements to the extent permissible under applicable law. Alliance also recommended elimination of this fundamental restriction to be consistent with the proposed modification to the Fund's fundamental investment restriction on making loans. As discussed above in Proposal 3.G., the modification to the fundamental policy on loans provides in effect that the Fund may enter into repurchase agreements. That proposed policy does not impose any limitations on a Fund's ability to enter into repurchase agreements but it is not expected that this flexibility to invest without limitation subject to applicable 1940 Act limitations will have a significant effect on the management of the Fund.

                                 Proposal 3.Y.
     Elimination of the Fundamental Policy Regarding Transactions Effected
                        Through Affiliated Broker-Dealer
                               Applicable Funds:
                                     ALCGF

Proposal:

It is proposed that a fundamental investment policy requirement that securities transactions effected through an affiliated broker-dealer be fair and reasonable be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

The Fund's fundamental investment restriction with regard to the use of affiliated broker-dealers states that: "[a]ny securities transaction effected through an affiliated broker-dealer will be fair and reasonable in compliance with Rule 17e-1 under the 1940 Act." In making its recommendation to the Board to eliminate the policy, Alliance noted that policies regarding the use of affiliated broker-dealers are not required to be fundamental policies under the 1940 Act. Moreover, this fundamental policy is unnecessary in that it is redundant with the requirements of Rule 17e-1. As required by the Rule's provisions, the Fund's Board has adopted Rule 17e-1 Procedures that are reasonably designed to ensure that commissions, fees or other remuneration for transactions effected through a Fund's affiliated broker-dealers will be fair and reasonable. As a result, Alliance recommended that this fundamental investment restriction be eliminated because it is unnecessary.

                                 Proposal 3.Z.
                Elimination of the Fundamental Policy Regarding
                    Special Meetings Called by Stockholders
                               Applicable Funds:
                                     ALCGF

Proposal:

It is proposed that this fundamental investment restriction, which provides that special meetings of stockholders for any purpose may be called by 10% of the stockholders be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction:

Policies regarding special meetings are not required to be fundamental under the 1940 Act. Special meetings of stockholders are regulated under state law and a Fund's Bylaws. In making its recommendation to the Board to eliminate the policy, Alliance noted that the elimination is consistent with the effort to standardize the fundamental policies across the AllianceBernstein Fund Complex. If this proposal is approved by stockholders, 10% of the stockholders will no longer be able to call special meetings.

                                 Proposal 3.Z.1
  Elimination of the Fundamental Policy Regarding Investment Grade Securities
                               Applicable Funds:
                                   ABS and AGIF

Proposal:

It is proposed that this fundamental investment policy on investments in investment grade securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

ABS has a fundamental policy "not to invest only in investment grade securities." AGIF has a fundamental policy to invest "only in investment grade securities." In making its recommendation to the Boards to eliminate the policy, Alliance noted that these fundamental investment policies were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated. If shareholders approve elimination of these policies, the Funds will have greater flexibility to invest in lower-rated or "high-yield" securities. A Fund would disclose its policy regarding investments in high yield securities as part of its investment strategy disclosure in its prospectus. AGIF has no current intention to invest significantly in high yield securities. ABS expects to invest up to 20% of its fixed-income allocation in high-yield securities. As an operational guideline, no more than 25% of its investments in high yield securities will be rated CCC or below by Standard & Poor's Rating Services. High yield securities are subject to greater credit risk or loss of principal and interest than higher-rated securities. These securities may also be subject to liquidity risk because the market for lower-rated securities may be thinner and less active than that for higher-rated securities.

     Approval of each of Proposals 3.A. - 3.Z.1. by a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority"). If the stockholders of a Fund do not approve a Proposal regarding a fundamental investment restriction, the Fund's current fundamental investment restriction will remain the same.

     The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote FOR Proposals 3.A through 3.Z.1.

                                 PROPOSAL FOUR

                                 Proposal 4.A.
                        Reclassification of Each Fund's
              Fundamental Investment Objective as Non-fundamental
                               Applicable Funds:
        ABT - All Funds, AGRGF, AGSIT, AMMST, AMIF - All Portfolios, and
                            AMIF II - All Portfolios

Stockholders are being asked to approve the reclassification of the Funds' fundamental investment objective as non-fundamental. In making this recommendation, Alliance advised the Boards that the Funds' investment objectives are not required by the 1940 Act to be a fundamental policy that is changeable only by a shareholder vote. The Proposal to reclassify these objectives as non-fundamental is consistent with the changes proposed above, which are intended to eliminate or reclassify any fundamental policy of a Fund that is not required to be fundamental under the 1940 Act. The proposed reclassifications would give the Boards the flexibility to revise a Fund's investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote. If reclassified as a non-fundamental investment objective, the Boards may change a Fund's investment objective in the future without stockholder approval. If this Proposal is approved, Alliance intends to provide stockholders with advance notice of not less than 30 days of any subsequent material change to a Fund's investment objective.

The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each affected Fund vote FOR Proposal 4.A. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Fund. If the stockholders of a Fund do not approve the reclassification of the Fund's fundamental investment objective, the investment objective will remain fundamental, and the Fund would be required to solicit stockholder votes each time it sought to modify a Fund's investment objective.

                                 Proposal 4.B.
                    Change in a Fund's Investment Objective
    and Reclassification of Revised Investment Objective as Non-fundamental
                               Applicable Funds:
   AAGIT, ABF-Corporate Bond Portfolio, ABF-Quality Bond Portfolio, ABF - U.S. Government Portfolio, ABS, ACF - Small Cap Growth Portfolio, AEMDF, AFGIF,
  AGHCF, AGIF, AGTF, AHYF, AInstF - Real Estate Investment Institutional Fund, ALCGF, AMCGF, AMIF - All Portfolios, AMIF II - All Portfolios, AREIF, AUIF, and
                                TAP-Growth Fund

In addition to reclassifying the Funds' investment objectives as non-fundamental, Alliance recommended that the Board change certain Funds' investment objectives in order to clarify and standardize these Funds' investment objectives.

Based on recommendations from Alliance, the Boards of the affected Funds approved and are recommending to stockholders changes to a Fund's investment objective as detailed below:

1.   AAGIT

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is the    The Fund's investment objective is to
highest level of current income,          generate current income, consistent
consistent with what Alliance considers   with preservation of capital.
to be prudent investment risk, that is
available from a portfolio of debt
securities issued or guaranteed by the
governments of the United States,
Canada, or Mexico, their political
subdivisions (included Canadian
Provinces but excluding the states of
the United States), agencies,
instrumentalities or authorities.

The proposed change to the Fund's investment objective is intended to identify the Fund as primarily seeking to generate income. The change to the Fund's investment objective was part of other changes Alliance recommended to broaden and globalize the Fund's investment strategy. These changes do not require a stockholder vote. As part of these changes, Alliance recommended that the Fund be renamed as "AllianceBernstein Global Government Income Trust, Inc." Alliance also recommended that the Fund's investments no longer focus on debt securities of issuers in North, Central or South America. Instead, the Fund would invest at least 65% of its assets in debt securities issued by governments of countries that are members of the Organization for Economic Co-operation and Development ("OECD"). Alliance advised the Board that there are 30 countries that are members of the OECD, with three-quarters of these countries considered to be developed countries. Alliance advised the Board that the flexibility to consider a wider array of investments would improve the Fund's risk/return profile and benefit investors.

2.   ABF-Corporate Bond Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is to
primarily to maximize income over the     maximize total returns from price
long term to the extent consistent with   appreciation and income.
providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

The proposed change in the Fund's investment objective is intended to more clearly identify the Fund as primarily a total return investment vehicle. Alliance recommended this change to the Board because, through its investments in debt securities with longer maturities and also to a certain extent in lower-rated securities, price appreciation is an important component of the Fund's performance.

3.   ABF-Quality Bond Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is high   The Fund's investment objective is to
current income consistent with            generate income and price appreciation
preservation of capital by investing in   without assuming what Alliance
investment grade fixed-income             considers undue risk.
securities.

The proposed change to the Fund's investment objective is intended to identify the Fund as seeking to generate both income and price appreciation. The change to the Fund's investment objective was part of other changes Alliance recommended to refocus the Fund's investment strategy on a broader range of debt securities, including below investment grade debt securities, rather than primarily on investment grade securities.

As part of the changes, Alliance recommended that the Fund be renamed as the "AllianceBernstein Bond Fund, Inc. - Intermediate Bond Portfolio." In addition to investing in below-investment grade securities, Alliance recommended that the Fund be able to take advantage of broader opportunities to invest in foreign fixed-income securities, including investing up to 25% of its assets in non-U.S. Dollar-denominated securities. Alliance advised the Board that these changes were intended to improve the yield available to the Fund's stockholders without a significant increase in long-term volatility or risks.

4.   ABF - U.S. Government Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is a      The Fund's investment objective is to
high level of current income that is      generate income and price appreciation
consistent with Alliance's determination  without assuming what Alliance
of prudent investment risk.               considers undue risk.

The proposed change is intended to identify the Fund as seeking to generate both income and price appreciation. The investment strategies of seeking income and relative stability through investing in government securities remain the same.

5.   ABS

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is high   The Fund's investment objective is
return through a combination of current   total return consistent with
income and capital appreciation.          reasonable risk, through a combination
                                          of income and long- term growth of
                                          capital.

The proposed change to the Fund's investment objective eliminates high return as an investment objective. Alliance recommended this change to the Board in order to simplify and standardize the objectives as well as to give the Fund greater flexibility in implementing its investment strategies.

6.   ACF - Small Cap Growth Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
growth of capital by pursuing aggressive long-term growth of capital. investment policies. Current income is incidental to the Fund's objective.

The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund. Alliance recommended this change to the Board in order to give the Fund flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

7.   AEMDF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is to
primarily a high level of current income  maximize total returns from price
and, secondarily, capital appreciation.   appreciation and income.

The proposed change in the Fund's investment objective is intended to more clearly identify the Fund as primarily a total return investment vehicle. Alliance recommended this change to the Board because, through its investments in debt securities of emerging market countries, price appreciation is an important component of the Fund's performance.

8.   AFGIF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
long-term growth of capital through the   long-term growth of capital.
application of a disciplined
value-oriented investment process.

The proposed change to the Fund's investment objective eliminates the reference to a specific value-oriented investment process. The Fund's investment strategies will continue to be disclosed in the Fund's prospectus. Alliance recommended this change to the Board in order to simplify and standardize the Fund's objective.

9.   AGHCF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
capital appreciation and, secondarily,    long-term growth of capital.
current income.

The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund. Alliance recommended this change to the Board in order to give the Fund greater flexibility in implementing its investment strategies.

10.  AGIF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
appreciation through investments          long-term growth of capital.
primarily in dividend-paying common
stocks of good quality, although the
Fund may invest in fixed-income and
convertible securities.

The proposed change to the Fund's investment objective eliminates any focus on dividends or other investments, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to simplify and standardize the objectives as well as to give the Fund greater flexibility in implementing its investment strategies.

11.  AGTF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
growth of capital. Current income is      long-term growth of capital
incidental to the Fund's objective

Alliance recommended this proposed change to the Board in order to clarify that income is not an objective of the Fund and is intended to give the Fund greater flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

12.  AHYF

Current Investment Objective              Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is high   The Fund's investment objective is to
total return by maximizing current        maximize total returns from price
income and, to the extent consistent      appreciation and income.
with that objective, capital
appreciation

The proposed change in the Fund's investment objective is intended to more clearly identify the Fund as primarily a total return investment vehicle. Alliance recommended this change to the Board because, through its investments in debt securities in lower-rated securities, price appreciation is an important component of the Fund's performance.

13.  AInstF - Real Estate Investment Institutional Fund and AREIF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is total  The Fund's investment objective is
return from long-term growth of capital   total return from long-term growth of
and income principally through investing  capital and income.
in equity securities of companies that
are primarily engaged in or related to
the real estate industry.

The proposed change to the Fund's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to give the Fund greater flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

14.  ALCGF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
long-term growth of capital by            long-term growth of capital.
investing predominantly in equity
securities of a limited number of
large, carefully selected,
high-quality U.S. companies that are
judged likely to achieve superior
earnings growth.

The proposed change to the Fund's investment objective eliminates the reference to a specific investment strategy, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to give the Fund greater flexibility in implementing its investment strategies.

15.  AMCGF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
long-term growth of capital and income    long-term growth of capital.
primarily through investments in common
stocks.

The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund and simplifies and standardizes the Fund's investment objective. Alliance recommended this change to the Board in order to give the Fund greater flexibility in implementing its investment strategies.

16. AMIF - All Portfolios (except AMIF- Insured California Portfolio) and AMIF II - All Portfolios

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is to     The Fund's investment objective is to
earn the highest level of current         earn the highest level of current
income, exempt from Federal and state     income, exempt from Federal and state
taxation to the extent described in       taxation, that is available without
[the] Prospectus, that is available       assuming what Alliance considers to be
without assuming what Alliance            undue risk.
considers to be undue risk by
investing principally in
high-yielding, predominantly medium
quality, municipal securities.

The proposed changes are intended to clarify and simplify the Portfolios' investment objectives as well as to standardize the investment objectives among the fixed-income group of AllianceBernstein Funds. Alliance recommended the proposed changes to the AMIF and AMIF II Portfolios' objectives, except for the AMIF - Insured California Portfolio, to eliminate specific references to investments in high-yielding, predominantly medium quality municipal securities. Alliance noted that the references to specific investments would be disclosed in the Portfolios' prospectuses as part of the discussion of their principal investment strategies. In addition, Alliance noted that the current reference to "high-yielding" municipal securities may now have the different, and possibly misleading, connotation of investments in below-investment grade securities than the reference had when many of the Portfolios were organized.

17.  AMIF- Insured California Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is to     The Fund's investment objective is to
provide as high a level of current        earn the highest level of current
income, exempt from Federal income tax    income, exempt from Federal and state
and California personal income tax as     taxation, that is available without
is consistent with the preservation of    assuming what Alliance considers to be
capital.                                  undue risk.

Alliance recommended the proposed changes to the Portfolio's objectives to conform its investment objective with the other municipal funds in the AllianceBernstein Fund Complex.

18.  AUIF

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
current income and capital                current income and long-term growth of
appreciation by investing primarily in    capital.
equity and fixed-income securities of
companies in the utilities industry.

The proposed change to the Fund's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to give the Fund greater flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

19.  TAP-Growth Fund

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Fund's investment objective is        The Fund's investment objective is
long-term growth of capital. Current      long-term growth of capital.
income is incidental to the Fund's
objective.

The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund. Alliance recommended this change to the Board in order to give the Fund greater flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote FOR Proposal 4.B. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Fund. If the stockholders of a Fund do not approve the reclassification of the Fund's fundamental investment objective and the change to its investment objective, the investment objective will remain fundamental and unchanged, and the Fund would be required to solicit stockholder votes each time it sought to modify a Fund's investment objective.

Part III - Independent Registered Public Accounting Firms

           Approval of Independent Registered Public Firms by Boards

The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firms. In addition, the Board of each Fund approved the independent registered public accounting firms of each Fund as required by the 1940 Act on the dates specified below. At meetings held on September 30, 2004, the Board of each of ABF - Quality Bond Portfolio, AEMDF, AGSIT, AInstF, AMIF, AMMST, AFGIF, AREIF, and ABT approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firms to audit the accounts of ABF - Quality Bond Portfolio, AEMDF, AGSIT, AInstF, and AMIF for the fiscal year ending October 31, 2005 and AFGIF, AREIF, and ABT for the fiscal year ending November 30, 2005.

At meetings held on September 30, 2004, the Board of each of AGIF, ABS, and AUIF approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, PricewaterhouseCoopers LLP, independent registered public accounting firms to audit the accounts of AGIF for the fiscal year ending October 31, 2005 and ABS and AUIF for the fiscal year ending November 30, 2005.

At meetings held on May 9-12, 2005, the Board of the following Funds: AGRGF, AGHCF, AMCGF, ALCGF, and TAP - AllianceBernstein Growth Fund, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, PricewaterhouseCoopers LLP, independent registered public accounting firms to audit the accounts of AGRGF and AGHCF for the fiscal year ending June 30, 2006, and AMCGF, ALCGF, and TAP - AllianceBernstein Growth Fund for the fiscal year ending July 31, 2006.

At meetings held on May 9-12, 2005, the Board of ACF and AGCF approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firms to audit the accounts of the Funds for the fiscal year ending July 31, 2006.

At a meeting held on August 9, 2005, the Board of AGTF, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, Ernst & Young LLP, independent registered public accounting firms to audit the Fund's account for the fiscal year ending July 31, 2006.

At meetings held on May 9-12, 2005, the Board of AIGF and AIRGF, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firms to audit the Funds' account for the fiscal year ending July 31, 2006.

At meetings held on [insert dates], the Board of each of AAGIT, ABF - U.S. Government Portfolio, ABF - Corporate Bond Portfolio, AHYF, AMIF II, and TAP (excluding the AllianceBernstein Growth Fund) approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firms to audit the accounts of TAP (excluding the AllianceBernstein Growth Fund) for the fiscal year ending August 31, 2006 and AAGIT, ABF - U.S. Government Portfolio, ABF - Corporate Bond Portfolio, AHYF, and AMIF II for the fiscal year ending September 30, 2006.

At meetings held on August 3, 2005, the Board of AEXR, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firms to audit the Fund's account for the fiscal year ending September 30, 2006.

Ernst & Young LLP has audited the accounts of ABF - Quality Bond Portfolio, ABF
- U.S. Government Portfolio, ABF Corporate Bond Portfolio, EMD, AGSIT, AInstF, AMMST, AFGIF, AREIF, ABT, AGTF, AMIF, and AMIF II for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds.

PricewaterhouseCoopers LLP has audited the accounts of AGIF, ABS, AUIF, AGRGF, AGHCF, AMCGF, ALCGF, TAP - AllianceBernstein Growth Fund, and AEXR for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund.

Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

                                      Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firms for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report(s) to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, consent letters, and in the case of certain of the Funds, include multi-class distribution testing and; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period. Many of the Funds implemented changes to their fiscal year ends in 2003 (to subsequently allow for more efficient reporting). Consequently, in such cases, the amounts recorded for 2003 are for periods substantially shorter than twelve months.

                                                               TABLE 1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           All Fees for
                                                                                                           Non-Audit Services
                                                                                        All Other Fees     Provided to the
                                                                                        for Services       Fund, Alliance
                                                     Audit                              Provided to        and Service
Name of Fund                          Audit Fees     Related Fees        Tax Fees          Fund              Affiliates*
                                      ----------     ------------        --------       ----------         -------------
------------------------------------------------------------------------------------------------------------------------------------
AAGIT(1)                      2003    $51,000        $7,855              $11,842        n/a                $568,662
                              2004    $54,000        $3,290              $24,804        n/a                $1,229,826
------------------------------------------------------------------------------------------------------------------------------------
ABF -                         2003    $29,250        $1,024              $3,469         n/a                $34,543
Corporate Bond Portfolio(2)   2004    $47,000        $5,145              $25,064        n/a                $1,231,941
------------------------------------------------------------------------------------------------------------------------------------
ABF -                         2003    $21,450        $751                $3,356         n/a                $134,157
   Quality Bond               2004    $42,000        $4,970              $22,871        n/a                $1,129,573
   Portfolio(3)
------------------------------------------------------------------------------------------------------------------------------------
ABF - U.S. Government         2003    $32,500        $1,138              $3,356         n/a                $34,544
   Portfolio(2)               2004    $50,000        $5,250              $22,871        n/a                $1,229,853
------------------------------------------------------------------------------------------------------------------------------------
ABSS - U.S. Large Cap         2003    n/a            n/a                 n/a            n/a                n/a
   Portfolio(4)               06/30
                              2004    $39,000        $6,936              $14,900        n/a                $785,883
                              09/30
                              2004    $25,500        $1,020              $8,600         n/a                $33,042
------------------------------------------------------------------------------------------------------------------------------------
ABS5                          2003    $24,000        $1,348              $13,300        n/a                $118,570
                              2004    $40,000        $3,175              $18,400        n/a                $771,777
------------------------------------------------------------------------------------------------------------------------------------
ABT - AllianceBernstein       2003    $24,000        $2,217              $10,370        n/a                $660,988
   Value Fund                 2004    $27,000        $5,145              $20,135        n/a                $1,163,380
------------------------------------------------------------------------------------------------------------------------------------
ABT - AllianceBernstein       2003    $24,000        $2,215              $10,370        n/a                $660,985
   Small/Mid Cap Value        2004    $27,000        $5,145              $14,135        n/a                $1,157,380
   Fund
------------------------------------------------------------------------------------------------------------------------------------
ABT - AllianceBernstein       2003    $32,000        $2,495              $27,445        n/a                $678,340
   International Value        2004    $35,000        $5,625              $25,355        n/a                $1,169,081
   Fund
------------------------------------------------------------------------------------------------------------------------------------
ABT - AllianceBernstein       2003    $20,000        $2,050              $10,691        n/a                $661,141
   Global Value Fund          2004    $27,000        $2,345              $16,955        n/a                $1,157,401
------------------------------------------------------------------------------------------------------------------------------------
ACF(6)                        2003    $36,125        $6,000              $12,753        n/a                $672,268
                              2004    $38,000        $6,038              $13,635        n/a                $857,274
------------------------------------------------------------------------------------------------------------------------------------
AEMDF(7)                      2003    $33,150        $1,604              $0             n/a                $388,604
                              2004    $54,000        $6,423              $30,804        n/a                $1,138,959
------------------------------------------------------------------------------------------------------------------------------------
AEXR                          2003    $24,500        $3,180              $4,038         n/a                $756,777
                              2004    $27,000        $2,114              $4,500         n/a                $799,882
------------------------------------------------------------------------------------------------------------------------------------
AFGIF                         2003    $35,000        $1,302              $11,466        n/a                $664,433
                              2004    $38,000        $4,130              $19,335        n/a                $1,161,565
------------------------------------------------------------------------------------------------------------------------------------
AGCF                          2003    $25,125        $9,933              $11,100        n/a                $708,448
                              2004    $24,000        $7,721              $13,479        n/a                $858,801
------------------------------------------------------------------------------------------------------------------------------------
AGHCF                         2003    $35,000        $7,250              $16,000        n/a                $1,190,923 8
                              2004    $39,000        $6,215              $16,050        n/a                $1,104,557 9
------------------------------------------------------------------------------------------------------------------------------------
AGIF                          2003    $35,000        $9,279              $14,031        n/a                $716,590
                              2004    $39,000        $3,135              $18,000        n/a                $781,203
------------------------------------------------------------------------------------------------------------------------------------
AGRGF                         2003    $8,000         $7,250              $16,500        n/a                $1,191,423 8
                              2004    $30,000        $4,655              $13,845        n/a                $1,100,792 9
------------------------------------------------------------------------------------------------------------------------------------
AGSIT                         2003    $52,000        $9,047              $14,814        n/a                $772,826
                              2004    $55,000        $3,325              $23,038        n/a                $1,128,095
------------------------------------------------------------------------------------------------------------------------------------
AGTF(10)                      2003    $51,000        $9,200              $14,925        n/a                $578,040
                              2004    $50,000        $8,558              $15,528        n/a                $861,687
------------------------------------------------------------------------------------------------------------------------------------
AHYF(11)                      2003    $32,500        $1,138              $0             n/a                $1,138
                              2004    $52,000        $9,173              $30,003        n/a                $1,240,908
------------------------------------------------------------------------------------------------------------------------------------
AInstF - AllianceBernstein    2003    $27,000        $2,372              $12,173        n/a                $763,510
   Real Estate Investment     2004    $30,000        $2,603              $24,003        n/a                $1,128,338
   Institutional Fund
------------------------------------------------------------------------------------------------------------------------------------
AInstF - AllianceBernstein    2003    $24,000        $2,267              $11,465        n/a                $762,697
   Premier Growth             2004    $28,000        $2,603              $17,370        n/a                $1,121,705
   Institutional Fund
------------------------------------------------------------------------------------------------------------------------------------
AIGF                          2003    $49,000        $9,620              $27,355        n/a                $1,204,6488
                              2004    $54,000        $11,255             $15,500        n/a                $1,109,0479
------------------------------------------------------------------------------------------------------------------------------------
AIRGF(10)                     2003    $41,600        $5,859              $17,000        n/a                $546,579
                              2004    $42,000        $750                $14,793        n/a                $742,617
------------------------------------------------------------------------------------------------------------------------------------
ALCGF(10)                     2003    $37,600        $2,800              $14,063        n/a                $540,583
                              2004    $39,000        $1,708              $14,400        n/a                $743,182
------------------------------------------------------------------------------------------------------------------------------------
AMCGF(10)                     2003    $37,600        $5,053              $15,238        n/a                $544,011
                              2004    $39,000        $1,560              $14,790        n/a                $743,424
------------------------------------------------------------------------------------------------------------------------------------
AMIF - California             2003    $26,500        $2,317              $19,124        n/a                $770,406
   Portfolio                  2004    $28,500        $2,398              $30,702        n/a                $1,134,832
------------------------------------------------------------------------------------------------------------------------------------
AMIF- Insured California      2003    $26,500        $2,278              $7,771         n/a                $759,014
   Portfolio                  2004    $28,500        $2,398              $11,193        n/a                $1,115,323
------------------------------------------------------------------------------------------------------------------------------------
AMIF - National Portfolio     2003    $26,500        $2,298              $12,511        n/a                $763,774
                              2004    $28,500        $2,398              $19,621        n/a                $1,123,751
------------------------------------------------------------------------------------------------------------------------------------
AMIF - Insured National       2003    $26,500        $2,277              $7,838         n/a                $759,080
   Portfolio                  2004    $28,500        $2,398              $11,442        n/a                $1,115,572
------------------------------------------------------------------------------------------------------------------------------------
AMIF - New York               2003    $26,500        $2,295              $11,871        n/a                $763,131
   Portfolio                  2004    $28,500        $2,398              $19,009        n/a                $1,123,139
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Arizona             2003    $19,500        $2,916              $11,222        n/a                $663,103
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Florida             2003    $19,500        $2,917              $12,215        n/a                $664,097
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Massachusetts       2003    $19,500        $2,908              $9,988         n/a                $661,861
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Michigan            2003    $19,500        $2,914              $9,846         n/a                $661,725
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Minnesota           2003    $19,500        $2,908              $8,205         n/a                $660,075
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - New Jersey          2003    $19,500        $2,896              $11,966        n/a                $663,827
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Ohio Portfolio      2003    $19,500        $2,914              $10,573        n/a                $662,452
                              2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Pennsylvania        2003    $19,500        $2,914              $10,762        n/a                $662,641
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMIF II - Virginia            2003    $19,500        $2,914              $10,377        n/a                $662,256
   Portfolio                  2004    $21,500        $2,153              $14,175        n/a                $1,218,060
------------------------------------------------------------------------------------------------------------------------------------
AMMST                         2003    $52,000        $6,047              $14,814        n/a                $769,826
                              2004    $54,000        $3,290              $23,038        n/a                $1,128,060
------------------------------------------------------------------------------------------------------------------------------------
AREIF                         2003    $45,000        $2,527              $16,022        n/a                $670,214
                              2004    $48,000        $3,080              $15,531        n/a                $1,156,711
------------------------------------------------------------------------------------------------------------------------------------
AUIF                          2003    $35,000        $3,346              $24,608        n/a                $725,494
                              2004    $39,000        $1,560              $16,900        n/a                $763,562
------------------------------------------------------------------------------------------------------------------------------------
SCB II Bernstein -            2003    $30,750        $6,758              $7,198         n/a                $763,515
   Intermediate               2004    $35,000        $1,400              $15,376        n/a                $746,844
   Institutional
   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
TAP -                         2003    $38,600        $5,760              $14,224        n/a                $1,425,746
   AllianceBernstein          2004    $39,000        $3,060              $14,900        n/a                $745,034
   Growth Fund(12)
------------------------------------------------------------------------------------------------------------------------------------
TAP -                         2003    n/a            n/a                 n/a            n/a                n/a
   Wealth Preservation        2004    $38,000        $3,420              $14,900        n/a                $748,388
   Strategy(13)
------------------------------------------------------------------------------------------------------------------------------------
TAP -                         2003    $24,000        $1,253              $9,000         n/a                $179,635
   Tax-Managed Wealth         2004    $38,000        $2,920              $22,500        n/a                $755,488
   Preservation
   Strategy(14)
------------------------------------------------------------------------------------------------------------------------------------
TAP -                         2003    n/a            n/a                 n/a            n/a                n/a
   Balanced Wealth            2004    $38,000        $3,420              $14,900        n/a                $748,388
   Strategy(13)
------------------------------------------------------------------------------------------------------------------------------------
TAP-                          2003    $22,800        $1,193              $9,000         n/a                $179,575
   Tax-Managed Balanced       2004    $38,000        $2,616              $26,000        n/a                $758,684
   Wealth Strategy(14)
------------------------------------------------------------------------------------------------------------------------------------
TAP-                          2003    n/a            n/a                 n/a            n/a                n/a
   Wealth Appreciation        2004    $36,000        $3,340              $14,900        n/a                $748,308
   Strategy(13)
------------------------------------------------------------------------------------------------------------------------------------
TAP -                         2003    n/a            n/a                 n/a            n/a                n/a
   Tax-Managed Wealth         2004    $36,000        $2,840              $14,900        n/a                $747,808
   Appreciation
   Strategy(13)
------------------------------------------------------------------------------------------------------------------------------------

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firms. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to Alliance and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

The amounts of the Fees for Non-Audit Services provided to the Fund, Alliance and Service Affiliates in Table 1 for each Fund that were subject to pre-approval by the Audit Committee for 2003 and 2004 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firms to Alliance and Service Affiliates is compatible with maintaining the registered public accounting firms' independence.

                                             TABLE 2
-----------------------------------------------------------------------------------------------
                                    Fees for Non-Audit
                                    Services Provided
                                       to the Fund,
                                   Alliance and Service
                                  Affiliates Subject to   Portion Comprised
                                  Pre-Approval by Audit   of Audit Related    Portion Comprised
                                        Committee                Fees            of Tax Fees
-----------------------------------------------------------------------------------------------
AAGIT(1)                   2003         $206,697                $194,855           $11,842
                           2004         $278,094                $253,290           $24,804
-----------------------------------------------------------------------------------------------
ABF -                      2003         $4,493                  $1,024             $3,469
   Corporate Bond          2004         $280,209                $255,145           $25,064
   Portfolio(2)
-----------------------------------------------------------------------------------------------
ABF -                      2003         $104,107                $100,751           $3,356
   Quality Bond            2004         $177,841                $154,970           $22,871
   Portfolio(3)

-----------------------------------------------------------------------------------------------
ABF - U.S. Government      2003         $4,494                  $1,138             $3,256
   Portfolio(2)            2004         $278,121                $255,250           $22,871

-----------------------------------------------------------------------------------------------
ABSS - U.S. Large Cap      2003         n/a                     n/a                N//A
   Portfolio(4)            06/30
                           2004         $21,836                 $6,936             $14,900
                           09/30
                           2004         $9,620                  $1,020             $8,600
-----------------------------------------------------------------------------------------------
ABS(5)                     2003         $14,648                 $1,348             $13,300
                           2004         $21,575                 $3,175             $18,400
-----------------------------------------------------------------------------------------------
ABT - AllianceBernstein    2003         $299,587                $289,217           $10,370
   Value Fund              2004         $175,280                $155,145           $20,135

-----------------------------------------------------------------------------------------------
ABT - AllianceBernstein    2003         $299,585                $289,215           $10,370
   Small/Mid Cap           2004         $169,280                $155,145           $14,135
   Value Fund
-----------------------------------------------------------------------------------------------
ABT - AllianceBernstein    2003         $316,940                $289,495           $27,445
   International Value     2004         $180,980                $155,625           $25,355
   Fund
-----------------------------------------------------------------------------------------------
ABT - AllianceBernstein    2003         $299,741                $289,050           $10,691
   Global Value Fund       2004         $169,300                $152,345           $16,955
-----------------------------------------------------------------------------------------------
ACF(6)                     2003         $302,653                $289,900           $12,753
                           2004         $266,420                $252,785           $13,635
-----------------------------------------------------------------------------------------------
AEMDF(7)                   2003         $388,604                $388,604           $0
                           2004         $187,227                $156,423           $30,804
-----------------------------------------------------------------------------------------------
AEXR                       2003         $749,559                $3,180             $4,038
                           2004         $793,268                $2,114             $4,500
-----------------------------------------------------------------------------------------------
AFGIF                      2003         $299,768                $288,302           $11,466
                           2004         $173,465                $154,130           $19,335
-----------------------------------------------------------------------------------------------
AGCF                       2003         $304,933                $293,833           $11,100
                           2004         $267,945                $254,466           $13,479
-----------------------------------------------------------------------------------------------
AGHCF                      2003         n/a                     n/a                n/a
                           2004         $269,010(9)             $252,960(9)        $16,050
-----------------------------------------------------------------------------------------------
AGIF                       2003         $23,310                 $9,279             $14,031
                           2004         $21,135                 $3,135             $18,000
-----------------------------------------------------------------------------------------------
AGRGF                      2003         n/a                     n/a                n/a
                           2004         $265,245(9)             $251,400(9)        $13,845
-----------------------------------------------------------------------------------------------
AGSIT                      2003         $410,861                $396,047           $14,814
                           2004         $176,363                $153,325           $23,038
-----------------------------------------------------------------------------------------------
AGTF(10)                   2003         $208,025                $193,100           $14,925
                           2004         $270,831                $255,303           $15,528
-----------------------------------------------------------------------------------------------
AHYF(11)                   2003         $1,138                  $1,138             $0
                           2004         $289,176                $259,173           $30,003
-----------------------------------------------------------------------------------------------
AInstF -                   2003         $401,545                $389,372           $12,173
   AllianceBernstein       2004         $176,606                $152,603           $24,003
   Real Estate
   Investment
   Institutional Fund
-----------------------------------------------------------------------------------------------
AInstF -                   2003         $400,732                $389,267           $11,465
   AllianceBernstein       2004         $169,973                $152,603           $17,370
   Premier Growth
   Institutional Fund
-----------------------------------------------------------------------------------------------
AIGF                       2003
                           2004         $273,500(9)             $258,000(9)        $15,500
-----------------------------------------------------------------------------------------------
AIRGF(10)                  2003         $5,859                  $17,000            $22,859
                           2004         $750                    $14,793            $15,543
-----------------------------------------------------------------------------------------------
ALCGF(10)                  2003         $16,863                 $2,800             $14,063
                           2004         $16,108                 $1,708             $14,400
-----------------------------------------------------------------------------------------------
AMCGF(10)                  2003         $20,291                 $5,053             $15,238
                           2004         $16,350                 $1,560             $14,790
-----------------------------------------------------------------------------------------------
AMIF - California          2003         $408,441                $389,317           $19,124
   Portfolio               2004         $183,100                $152,398           $30,702
-----------------------------------------------------------------------------------------------
AMIF- Insured              2003         $397,049                $389,278           $7,771
   California Portfolio    2004         $163,591                $152,398           $11,193
-----------------------------------------------------------------------------------------------
AMIF - National            2003         $401,809                $389,298           $12,511
   Portfolio               2004         $172,019                $152,398           $19,621
-----------------------------------------------------------------------------------------------
AMIF - Insured National    2003         $397,115                $389,277           $7,838
   Portfolio               2004         $163,840                $152,398           $11,442
-----------------------------------------------------------------------------------------------
AMIF - New York            2003         $401,166                $389,295           $11,871
   Portfolio               2004         $171,407                $152,398           $19,009
-----------------------------------------------------------------------------------------------
AMIF II - Arizona          2003         $301,138                $289,916           $11,222
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - Florida          2003         $302,132                $289,917           $12,215
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - Massachusetts    2003         $299,896                $289,908           $9,988
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - Michigan         2003         $299,760                $289,914           $9,846
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - Minnesota        2003         $298,113                $289,908           $8,205
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - New Jersey       2003         $301,862                $289,896           $11,966
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - Ohio Portfolio   2003         $263,487                $252,914           $10,573
                           2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - Pennsylvania     2003         $300,676                $289,914           $10,762
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMIF II - Virginia         2003         $300,291                $289,914           $10,377
   Portfolio               2004         $266,328                $252,153           $14,175
-----------------------------------------------------------------------------------------------
AMMST                      2003         $407,861                $393,047           $14,814
                           2004         $176,328                $153,290           $23,038
-----------------------------------------------------------------------------------------------
AREIF                      2003         $305,549                $289,527           $16,022
                           2004         $168,611                $153,080           $15,531
-----------------------------------------------------------------------------------------------
AUIF                       2003         $27,954                 $3,346             $24,608
                           2004         $18,460                 $1,560             $16,900
-----------------------------------------------------------------------------------------------
SCB II Bernstein -         2003         $13,956                 $6,758             $7,198
   Intermediate            2004         $16,776                 $1,400             $15,376
   Institutional
   Portfolio
-----------------------------------------------------------------------------------------------
TAP -                      2003         $19,984                 $5,760             $14,224
   AllianceBernstein       2004         $17,960                 $3,060             $14,900
   Growth Fund(12)
-----------------------------------------------------------------------------------------------
TAP -                      2003         n/a                     n/a                n/a
   Wealth Preservation     2004         $18,320                 $3,420             $14,900
   Strategy(13)
-----------------------------------------------------------------------------------------------
TAP -                      2003         $10,253                 $1,253             $9,000
   Tax-Managed Wealth      2004         $25,420                 $2,920             $22,500
   Preservation
   Strategy(14)
-----------------------------------------------------------------------------------------------
TAP -                      2003         n/a                     n/a                n/a
   Balanced Wealth         2004         $18,320                 $3,420             $14,900
   Strategy(13)
-----------------------------------------------------------------------------------------------
TAP-                       2003         $10,193                 $1,193             $9,000
   Tax-Managed Balanced    2004         $28,616                 $2,616             $26,000
   Wealth Strategy(14)
-----------------------------------------------------------------------------------------------
TAP-                       2003         n/a                     n/a                n/a
   Wealth Appreciation     2004         $18,240                 $3,340             $14,900
   Strategy(13)
-----------------------------------------------------------------------------------------------
TAP -                      2003         n/a                     n/a                n/a
   Tax-Managed Wealth      2004         $17,740                 $2,840             $14,900
   Appreciation
   Strategy(13)
-----------------------------------------------------------------------------------------------

* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

(1) During the course of calendar year 2003, the Fund changed its fiscal year-end from November 30 to September 30. Fees for 2003 are for the period December 1, 2002 through September 30, 2003.

(2) During the course of calendar year 2003, the Portfolio changed its fiscal year end from June 30 to September 30. Fees for 2003 are for the period July 1, 2003 through September 30, 2003.

(3) During the course of calendar year 2003, the Fund changed its fiscal year end from June 30 to October 31. Fees for 2003 are for the period July 1, 2003 through October 31, 2003.

(4) During the course of calendar year 2004, the Fund, changed its fiscal year end from June 30 to September 30. Fees for September 30, 2004 are for the period July 1, 2004 through September 30, 2004.

(5) During the course of calendar year 2003, the Fund changed its fiscal year-end from July 31 to November 30. Fees for 2003 are for the period August 1, 2003 through November 30, 2003.

(6) The fiscal year 2003 was comprised of only ten calendar months due to a change in fiscal year end from September 30 to July 31.

(7) During the course of calendar year 2003, the Fund changed its fiscal year from August 31 to October 31. Fees for 2003 are for the period September 1 through October 31, 2003.

(8) Includes SAS 70 fees and professional services fees for multiple class testing of $3,100 and $1,350, respectively, for the year ended 2003, which were paid to Ernst & Young.

(9) Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.

(10) The fiscal year 2003 was comprised of only eight calendar months due to a change in fiscal year end from November 30 to July 31.

(11) During the course of calendar year 2003, the Fund changed its fiscal year end from August 31 to September 30. Fees for 2003 are for the period September 1 through September 30, 2003.

(12) The fiscal year 2003 was comprised of only nine calendar months due to a change in fiscal year end from October 31 to July 31.

(13) The Fund commenced operations on September 2, 2003.

(14) During the course of calendar year 2003, the Fund changed its fiscal year end from April 30 to August 31. Fees for 2003 are for the period May 1, 2003 through August 31, 2003.

Part IV - Proxy Voting and Stockholder Meetings
-----------------------------------------------

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of each of the nominees as a Director for a Fund (Proposal 1), (ii) to approve the amendment and restatement of each Fund's charter (Proposal 2),
(iii) for the amendment, elimination or reclassification of certain of a Fund's fundamental investment restrictions (Proposals 3.A. -3.Z.1), (iv) for the reclassification of a Fund's investment objective as non-fundamental (Proposal 4.A.), and for reclassification as non-fundamental and changes to certain of the Funds' investment objectives (Proposal 4.B). Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date, or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the approval of Proposal One requires the affirmative vote of a plurality of the votes cast. The approval of Proposal Two requires the affirmative vote of a majority of the votes entitled to be cast for each of AAGIT, ABS, ABSS, ABF, ACF, AEMDF, AFGIF, AGRGF, AGSIT, AGTF, AGCF, AGIF, AGHCF, AHYF, AInstF, AIGF, AIRGF, ALCGF, AMCGF, AMMST, AMIF, AREIF, and AUIF. The approval of Proposals Three and Four requires a 1940 Act Majority, or the affirmative vote of the holders of a "majority of the outstanding voting securities," of a Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, Proposal Three and Proposal Four, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those Proposals. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other Proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

With respect to each of AAGIT, ABSS, ABF, AEMDF, AFGIF, AGRGF, AGSIT, AGCF, AGHCF, AHYF, AInstF, AIGF, AIRGF, ALCGF, AMMST, AMIF, AREIF, and AUIF , a quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of a Fund's shares entitled to vote at the Meeting. With respect to ABS, ACF, AEXR, AGIF, AGTF, AMCGF and AMIF II, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of a Fund's shares issued and outstanding and entitled to vote at the Meeting. With respect to ABT, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 40% of the Fund's shares entitled to vote at the Meeting. With respect to TAP, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 30% of the Fund's shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting for any Fund, if sufficient votes in favor of the position recommended by the Boards on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the record date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the applicable Board on a Proposal will be voted against adjournment as to that Proposal. The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of the same Directors. Stockholders of each Fund will vote separately on Proposal One and Proposal Two for their Fund and on any other business that may properly come before the Meeting for that Fund and stockholders of each applicable Fund will vote separately on Proposal Three and Proposal Four and on any other business that may properly come before the Meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on any Proposal or any other matter by the stockholders of another Fund.

Alliance has engaged [insert name of solicitation firm,], [insert address], to assist in soliciting proxies for the Meeting. [Insert name of solicitation firm] will receive a total fee of $[ ] for its services, to be paid by the Funds plus reimbursement of out-of-pocket expenses.

Part V - Other Information
--------------------------

                             Officers of the Funds

Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

                     Position(s)
Name, Address and    (Month and Year         Principal Occupation during the
Date of Birth        Year First Elected)     past 5 years
-----------------    -------------------     -------------------------------

Marc O. Mayer        President and Chief     See biography on page ____.
10/2/57              Executive Officer,
                     All Funds
                     [________]

Philip L. Kirstein   Senior Vice President   Senior Vice President and
5/29/45              and Independent         Independent Compliance Officer -
                     Compliance Officer,
                     All Funds               -Mutual Funds of ACMC,** with
                     [_________]             which he has been associated since
                                             October 2004. Prior thereto, he was
                                             Of Counsel to Kirkpatrick &
                                             Lockhart, LLP from October 2003 to
                                             October 2004, and General Counsel
                                             of Merrill Lynch Investment
                                             Managers, L.P. since prior to 2000
                                             until March 2003.

Mark D. Gersten      Treasurer and           Senior Vice President of Alliance
10/4/50              Chief Financial         Global Investor Services, Inc.
                     Officer,                ("AGIS"),** and a Vice President
                     All Funds               of AllianceBernstein Investment
                     [_________]             Research and Management, Inc.,**
                                             with which he has been associated
                                             since prior to 2000.

Thomas R. Manley     Controller,             Vice President of ACMC,** with
8/3/51               AEXR                    which he has been associated since
                     AMIF                    prior to 2000.
                     AMIF II
                     [_________]

Vincent S. Noto      Controller,             Vice President of AGIS,** with
12/14/64             for all Funds except    which he has been associated since
                     AEXR, AMIF              prior to 2000.
                     and AMIF II
                     [_________]

Mark R. Manley       Secretary               Senior Vice President, Deputy
10/23/62             All Funds               General Counsel and Chief
                     [_________]             Compliance Officer of ACMC,** with
                                             which he has been associated since
                                             prior to 2000.

----------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.

**   An affiliate of each of the Funds.

                                 Stock Ownership

     The following person(s) owned of record or were known by a Fund to beneficially own 5% or more of the Fund's shares (or class of shares, if applicable) as of August 4, 2005.

                                                        Percent of Each Class
                                          Amount of     of Common Stock Based
Name and Address of                       Beneficial    on Shares Outstanding
Beneficial Owner                          Ownership     as of August 4, 2005
-------------------                       ----------    ---------------------

AllianceBernstein Americas Government
Income Trust, Inc.

Class A
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     7,483,726            6.03%
First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   8,476,803            6.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                      10,621,650            8.56%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                11,178,872            9.01%

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     2,560,055            5.09%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 4,357,666            8.66%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   4,907,084            9.75%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       7,282,889           14.47%

AllianceBernstein Balanced Shares, Inc.

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       3,111,903            5.94%

Prudential Ret. Ins. & Ann. Co.
280 Trumbull Street
Hartford, CT 06103-3509                     3,462,244            6.61%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122                1,022,958            7.39%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       4,218,690           30.48%

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     1,989,753            5.55%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   2,964,825            8.27%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       4,030,062           11.25%

MLPF&S
For the Sole Benefit of its Customers
ATTN: Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 4,130,959           11.53%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    848,146            7.73%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     884,026            8.06%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       958,760            8.74%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 2,559,244           23.32%

Class R
-------

Reliance Trust Company Customer
FBO Welker Bearing Co.
P.O. Box 48529
Atlanta, GA 30362-1529                         11,830           14.02%

Merrill Lynch
Attn:  Fund Admin.
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484                    66,076           78.31%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       577           99.02%

Advisor Class
-------------

Fragomen Del Rey Bern & Loewry 40
Attn: Denise Flood
Personal and Confidential 401K
515 Madison Avenue, Floor 15
New York, NY 10022-5403                       348,092            5.01%

Medical Consultants PC 401K Plan
Attn: Ellise Hayden
Personal and Confidential
2525 West University Avenue, Suite 300
Muncie, IN 47303-3400                         386,800            5.57%

Trust for Profit Sharing Plan
for Employees of Alliance
Capital Management L.P. Plan A
Attn: Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                            411,616            5.93%

Merrill Lynch Pierce Fenner & SM
For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   466,399            6.72%

Sanford Bernstein & Co LLC
1 North Lexington Avenue
White Plains, NY 10601-1712                   566,594            8.16%

ABSS - U.S. Large Cap Portfolio

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         638,656           14.75%

Class C
-------

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       215,569            7.32%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    262,991            8.93%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   988,382           33.57%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       815           97.96%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       812           99.01%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       812           99.01%

Advisor Class
-------------

Sanford Bernstein & Co. LLC
One North Lexington Avenue
White Plains, NY 10601-1712                    69,540            9.20%

Merrill Lynch
Attn:  Fund Admin.
4800 Deer Lake DR East 2nd Floor
Jacksonville, FL 32246-6484                    72,981            9.65%

Alliance Capital Management LP
Attn:  Gerry Friscia Controller
One North Lexington Avenue
White Plains, NY 10601                         99,700           13.19%

Sanford Bernstein & Co. LLC
One North Lexington Avenue
White Plains, NY 10601-1712                   108,557           14.36%

Trust For Profit Sharing Plan for
Employees of Alliance Capital Mgmt
LP Plan H
Attn: Diana Marotta, Floor 31
1345 Avenue of Americas
New York, NY 10105                            248,127           32.82%

ABF-AllianceBernstein Corporate
Bond Portfolio

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   2,130,497            5.21%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 2,496,330            6.10%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       3,611,911            8.83%

Class B
-------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,518,899           10.52%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303                       1,826,929           12.65%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060                       1,932,315           13.38%

Class C
-------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     637,601            6.80%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       814,588            8.68%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,419,299           15.13%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 2,163,792           23.07%

Class K
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       577           99.02%

Class R
-------

MG Trust Trustee
Prestige Plumbing Inc. 401K Plan
700 17th Street, Ste 300
Denver, CO 80202-3531                             241            7.09%

MG Trust Trustee
Apt. Management Associates LL
700 17th Street, Ste 300
Denver, CO 80202-3531                             253            7.44%

MG Trust Trustee
Swingvote 401K Retirement Plan
700 17th Street, Ste 300
Denver, CO 80202-3531                             285            8.39%

MG Trust Trustee
Lawrence Semiconductor Research Lab
700 17th Street, Ste 300
Denver, CO 80202-3531                             463           13.65%

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North. Lexington, Avenue
White Plains, NY 10601-1712                       842           24.81%

MG Trust Trustee
Cammeby S. International, Ltd.
700 17th Street, Ste 300
Denver, CO 80202-3531                           1,136           33.47%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       801           98.04%

Advisor Class
-------------

Trust for Profit Sharing Plan for
Employees of Alliance
Capital Management L.P. Plan K
ATTN:: Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                            420,358           99.45%

ABF-AllianceBernstein Quality
Bond Portfolio

Class A
-------

Union Bank of California Trust Nominee
Englewood Surgical Associates PA PSP
P.O. Box 85484
San Diego, CA   92186-5484                    295,028            5.62%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   310,473            5.91%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         478,540            9.12%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     341,076            6.96%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   571,575           11.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         687,574           14.04%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2                      112,166            6.79%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   849,047           51.38%

Class R
-------

Reliance Trust Co CUST
FBO Chemic Laboratories Inc. 401K
P.O. Box 48529
Atlanta, GA 30362-1529                            294           23.18%

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       950           74.79%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       967           99.01%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       967            100%

Advisor Class
-------------

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,383,433            5.37%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,442,494            5.50%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,477,798            5.58%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1990-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,528,559            5.69%

CollegeBound Fund
CBF-Quality Bond Fund
Customized Allocation 529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,842,525            6.40%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,651,362            8.22%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,877,788            8.73%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                     4,162,741            9.37%

CollegeBound Fund
CBF-Balance Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     4,271,690            9.62%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                     4,600,696           10.36%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                     6,001,738           13.51%

ABF-AllianceBernstein U.S.
Government Portfolio

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 6,207,614            7.83%

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     1,101,605            5.10%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,269,519            5.88%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,202,386           10.20%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 2,565,736           11.88%

Class C
-------

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       707,160            5.65%

Ho Chunk Nation
Attn: Sharon Taylor
P.O. Box 640
Blk River Fls, WI 54615-0640                1,230,925            9.92%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 2,957,368           23.64%

Class R
-------

MG Trust Trustee
Shumate Tri-City LLC
700 17th Street, Suite 300
Denver, CO 80202-3531                             684           20.62%

Reliance Trust Co Cust
FBO Chemic Laboratories Inc. 401k
P.O. Box 48529
Atlanta, GA 30362-1529                          1,210           36.49%

Alliance Capital Management LP
Attn Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,401           42.23%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,425           99.00%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                     1,425            100%

Advisor Class
-------------

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,183,246            5.71%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,262,238            5.85%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,308,912            5.93%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,715,814            6.66%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Drive
Secaucus, NJ 07094-3619                     5,178,244            9.28%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     5,365,630            9.62%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                     5,559,308            9.97%

CollegeBound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     5,705,531           10.23%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                     6,144,420           11.02%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                     6,858,958           12.30%

ACF-AllianceBernstein Small
Cap Growth Portfolio

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 1,140,444           13.10%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     343,854            5.70%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       401,904            6.66%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         480,005            7.96%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   872,209           14.46%

Class C
-------

First Clearing LLC
Special Custody Acct For the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     104,875            6.46%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       125,306            7.72%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   431,137           26.55%

Class R
-------

Alliance Capital Management LP
Attn:: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       437           99.02%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       437           99.02%

Class I
-------

PIMS/Prudential  Retirement
As Nominee for the TTEE/CUST PL 007
Alliance Capital Management
1345 Avenue of the Americas, 20th Floor
New York, NY 10105                            183,431           21.96%

College Bound Fund
CBF-Small Cap Growth
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                       225,043           26.95%

Trust for Profit Sharing Plan
For Employees of Alliance Capital
Management L.P. Plan C
ATTN:  Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                            426,223           51.04%

Advisor Class
-------------

Citigroup Global Markets
333 W. 34th Street Floor 3
New York, NY 10001-2402                       111,558           17.78%

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   283,548           45.19%

AllianceBernstein Emerging Market Debt
Fund, Inc.

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,313,453            5.31%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,702,295            6.88%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 1,806,843            7.30%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     1,837,210            7.42%

Class B
-------

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         350,405            5.62%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   374,385            6.00%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                    654,150           10.49%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2402                       660,339           10.58%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   858,620           13.76%

Class C
-------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     579,351            5.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    648,515            6.29%
CitiGroup Global Markets

House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     1,035,584           10.04%

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                       1,036,703           10.05%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 2,475,990           24.00%

AllianceBernstein Exchange Reserves

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2402                     6,815,779            5.76%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                 10,621,973            8.97%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                10,960,996            9.26%

Class C
-------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,716,964            5.80%

Citigroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     2,141,690            7.24%

Class R
-------

Community Bank, NA DT FBO
Seaview Technologies 401(k) PS Plan
6 Rhoads Dr., Suite 7
Utica, NY 13502-6317                            4,647           31.51%

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                    10,000           67.81%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                    10,000           99.01%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                    10,000             100%

Advisor Class
-------------

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                    31,980,629            5.29%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1984-1986
500 Plaza Drive
Secaucus, NJ 07094-3619                    34,188,343            5.65%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                    42,358,389            7.00%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                    42,631,389            7.05%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Drive
Secaucus, NJ 07094-3619                    50,767,864            8.39%

CollegeBound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                    55,937,173            9.25%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                    73,981,649           12.23%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                   113,143,835           18.70%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                   124,797,526           20.63%

AFGIF-AllianceBernstein Focused
Growth & Income Fund, Inc.

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     745,458            5.99%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 1,585,475           12.74%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,455,105           19.72%

Class C
-------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   831,668           16.70%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                  1,323,715           26.58%

Class R
-------

Amvescap Natl Trust Co TTEE
FBO SMRT Inc 401K
PS Plan
P.O. Box 105779
Atlanta, GA 30348-5779                          4,972           19.54%

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                    16,039           63.04%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       655           99.02%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       655           99.64%

AllianceBernstein Global Health Care
Fund, Inc.

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       455,129            5.84%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     659,604            8.46%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         696,869            8.94%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 1,248,460           16.01%

Class C
-------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                    148,282            7.53%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       186,477            9.48%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   404,074           20.53%

Class R
-------

Alliance Capital Management LP
Attn:: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       867           99.02%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       867          100.00%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       867          100.00%

Advisor Class
-------------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                    66,176            7.12%

PIMS/Prudential Retirement as Nominee
for the TTEE/Customer Plan 007
Alliance Capital Management
300 International Parkway, Ste. 270
Heathrow, FL 32746-5028                       363,698           39.15%

Trust for Profit Sharing Plan
for Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                            400,338           43.09%

AllianceBernstein Global Research
Growth Fund, Inc.

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     212,273            5.66%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         305,267            8.14%

Class B
-------

NFS LLC Febo
E.A. Kostelnik
Nicole A. Kostelnik
P.O. Box 99
Comfort, TX 78013-0099                          3,858            7.44%

UBS Financial Services, Inc. FBO
Irrevocable Agreement of Trust of
Suzanne H. Arnold
Cozen & O'Connor M. Thompson
1900 Market Street
Philadelphia, PA 19103-3527                     5,116            9.86%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                     6,262           12.07%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                          11,213           21.62%

Class C
-------

Raymond James & Associates, Inc.
FBO Warmke IRA
880 Carillon Parkway
St. Petersburg, FL 33716-1100                   4,009            6.02%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                     6,789           10.19%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2                        16,290           24.44%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       393          100.00%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       689           99.02%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       689          100.00%

Advisor Class
-------------

PIMS/Prudential  Retirement as Nominee
for the TTEE/CUST PL 007
Alliance Capital Management
1345 Avenue of the Americas, 20th Floor
New York, NY 10105                            120,832            6.27%

Alliance Capital Management LP
Attn: Ray Cardosi Controller
One North Lexington Avenue
White Plains, NY 10601-1712                   199,700           10.36%

Vanguard Fidelity Trust Co. FBO
Kaiser Permanente Supplement Retirement
Plan/Plan B
P.O. Box 2600
Valley Forge, PA 19482-2600                   227,852           11.82%

Vanguard Fidelity Trust Co. FBO
Kaiser Permanente Tax Shelter
Annuity Plan (TSA)
P.O. Box 2600
Valley Forge, PA 19482-2600                   508,066           26.36%

Vanguard Fidelity Trust Co. FBO
Kaiser Permanente
401 K Retirement Plan
P.O. Box 2600
Valley Forge, PA 19482-2600                   716,245           37.17%

AllianceBernstein Global Strategic
Income Trust, Inc.

Class A
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       197,802            6.89%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   288,763           10.05%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         391,311           13.62%

Class B
-------

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         454,408            6.12%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   660,766            8.90%

Citigroup Global Markets
House Account
Attn:  City Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402                       678,002            9.13%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                    802,092           10.80%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   802,906           10.82%

Class C
-------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   308,153           21.84%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       105,926            7.51%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     119,705            8.48%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   169,353           12.00%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,130           99.01%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,130           99.28%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                     1,130          100.00%

Advisor Class
-------------

Nancy Nachman-Hunt
2542 Pine Street
Boulder, CO 80302-3803                         14,700            7.25%

Barbara M. Jenkel
105 Marcover Drive
Chappaqua, NY 10514                            50,341           24.82%

Trust for Profit Sharing Plan
for Employees of Alliance Capital
Management L.P., Plan K
Attn: Diana Marotta, Floor 31
1345 Avenue of Americas
New York, NY 10105                             99,182           48.89%

AllianceBernstein Global Technology
Fund, Inc.

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,060,951            5.63%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     1,208,300            6.42%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 1,460,677            7.76%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,403,974            8.51%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                 1,466,102            8.89%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,684,290           10.21%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     1,726,264           10.47%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    271,388            5.32%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     341,030            6.68%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       776,274           15.21%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   888,997           17.42%

Class R
-------

Community Bank NA DT FBO
Seaview Technologies 401(K)
PS Plan
6 Rhoads Drive, Ste 7
Utica, NY 13502-6317                               82            6.04%

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       185           13.67%

Merrill Lynch
Attn:  Fund Admin
4800 Deer Lake Drive East 2nd Floor
Jacksonville, FL 32246-6484                       949           70.24%

Class K
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       185           99.28%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       186          100.00%

Advisor Class
-------------

Collegebound Fund
CBF-Technology Fund
Customized Allocation
500 Plaza Dr.
Secaucus, NJ 07094-3619                       126,361            8.13%

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   149,056            9.59%

Trust for Profit Sharing Plan for
Employees of Alliance
Capital Management L.P. Plan F
Attn: Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                            319,364           20.54%

Collegebound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                       674,091           43.35%

AllianceBernstein Greater China
'97 Fund, Inc.

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     103,377            7.09%

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         114,158            7.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         167,620           11.49%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   211,115           14.48%

Class B
-------

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         105,749            9.06%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   112,922            9.67%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                    162,863           13.95%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   189,706           16.25%

Class C
-------

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                        56,516            5.51%

Legg Mason Wood Walker Inc.
Special Custody Account
FBO Customers
P.O. Box 1476
Baltimore, MD 21203-1476                       65,002            6.34%

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                          77,990            7.60%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     110,170           10.74%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   223,414           21.78%

Advisor Class
-------------

Merrill Lynch
Attn:  Fund Admin
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                    73,602           34.96%

NFS LLC FEBO
NFS/FMTC SEP IRA
FBO Craig J. Edwards
33 Pebblewood Trail
Naperville, IL 60563-9062                      97,324           46.22%

AllianceBernstein Growth and Income
Fund, Inc.

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                      41,990,989            5.90%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                42,901,324            6.03%

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                    31,571,295            6.12%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                  42,157,496            8.17%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                      57,269,055           11.10%

MLPF&S
For the Sole Benefit of its Customers
ATTN: Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                81,288,479           15.75%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                  11,205,720            5.66%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                 13,253,225            6.69%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                    21,564,489           10.89%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                53,033,943           26.77%

Class R
-------

Capital Bank & Trust Company FBO
Tech Tool & Mold 401 K Profit Sharing Plan
c/o Plan Premier/FAS Corp
8515 E Orchard Road # 2T2
Greenwood Village, CO 80111-5002                5,976           14.56%

Reliance Trust Company Customer
FBO Chemical Laboratories Inc.
401K
P.O. Box 48529
Atlanta, GA 30362-1529                         12,942           31.52%

MG Trust Trustee
Ronald J. Synder
700 17th Street, Ste 300
Denver, CO 80202-3531                          21,074           51.33%

Class K
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                     2,639           99.29%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                     2,639          100.00%

Advisor Class
-------------

Collegebound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                    23,162,792            7.19%

Collegebound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                    30,921,356            9.59%

Merrill Lynch
Mutual Fund Operations
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                70,200,709           21.78%

AllianceBernstein High Yield
Fund, Inc.

Class A
-------

NFS LLC Febo
CMG High Yield Master Fund, A Se
CMG High Yield Master Fund A
150 N. Radnor Chester Road
Suite A150
Radnor, PA 19087-5200                       1,339,483            7.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,376,923            7.94%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,494,071            8.61%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 2,609,377           15.04%

Class B
-------

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                       1,388,038            5.26%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     1,848,986             7.0%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,407,283            9.12%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 2,509,314            9.50%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   3,927,321           14.87%

Class C
-------

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                    465,642            5.58%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       699,182            8.38%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     985,009           11.81%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,413,077           16.94%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,613           99.01%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,613          100.00%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                     1,613          100.00%

Advisor Class
-------------

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,448,230            6.14%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,014,031            7.56%

CollegeBound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,327,015            8.34%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,708,969            9.30%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                     5,709,984           14.32%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                     6,479,044           16.25%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ 07094-3619                     7,167,835           17.98%

AllianceBernstein International Growth
Fund, Inc.

Class A
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     1,254,450            5.34%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,654,834            7.05%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 2,005,770            8.54%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122                2,225,594            9.48%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                    294,001            5.62%

Citigroup Global Markets
House Account
Attn:  City Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402                       470,106            8.99%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   580,556           11.10%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   591,695           11.31%

Class C
-------

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         134,294            5.64%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   276,785           11.63%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       286,460           12.03%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   507,810           21.33%

Class R
-------

Emjayco FBO
Broad Mountain Partners 401(K)
Plan 351759
P.O. Box 170910
Milwaukee, WI 53217-0909                       32,000           97.64%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       710           99.02%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       710          100.00%

Advisor Class
-------------

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                     50,126            7.53%

Charles Schwab & Co.
For the Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122                   85,347           12.82%

Merrill Lynch
Mutual Fund Admin
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                   357,777           53.73%

AllianceBernstein International
Research Growth Fund, Inc.

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   478,864            5.36%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         832,815            9.33%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       895,154           10.03%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     469,138            5.54%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       557,969            6.58%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   780,022            9.20%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   932,235           11.00%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    196,755            6.87%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     244,183            8.53%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       434,461           15.17%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   463,768           16.19%

Advisor Class
-------------

MLPF&S
For the Sole Benefit of its Customers
Attn:: Fund Administration
4800 Dear Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   215,642            6.69%

Strafe & Co FAO
Munson Med Ctr Operating-SEG Assets
P.O. Box 160
Westerville, OH 43086-0160                    523,383           16.23%

PIMS/Prudential Retirement
As Nominee for the TTEE/CUST PL 007
Alliance Capital Management
300 International Parkway, Ste 270
Heathrow, FL 32746-5028                     1,074,140           33.32%

Trust for Profit Sharing Plan for
Employees of Alliance
Capital Mgmt L.P. Plan
ATTN:: Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                          1,132,826           35.14%

AllianceBernstein Large Cap Growth
Fund, Inc.

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       4,401,436            6.26%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 7,715,518           10.98%

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     6,878,115            7.64%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   7,164,479            7.96%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       7,829,538            8.70%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                15,988,283           17.76%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   2,031,352            6.58%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     3,015,642            9.77%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 8,770,554           28.40%

Class R
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North. Lexington Avenue
White Plains, NY 10601-1712                       603           10.78%

MG Trust Trustee
Belvedere Lambert & Houck
700 17th Street, Ste 300
Denver, CO 80202-3531                           4,985           89.13%

Class K
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       567          100.00%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       567          100.00%

Advisor Class
-------------

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Dr.
Secaucus, NJ 07094-3619                     2,731,818            5.18%

Collegebound Fund
Age Based Portfolio 1999-2001
Aggressive Growth 529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                     2,901,478            5.50%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Dr.
Secaucus, NJ 07094-3619                     3,098,250            5.88%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Dr.
Secaucus, NJ 07094-3619                     3,268,565            6.20%

Collegebound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                     3,609,604            6.85%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr.
Secaucus, NJ 07094-3619                     4,191,206            7.95%

Collegebound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                     4,624,054            8.77%

Collegebound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                     9,081,072           17.22%

AllianceBernstein Mid-Cap Growth
Fund, Inc.

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       766,073            6.00%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   789,826            6.19%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     845,931            6.63%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,343,675           10.53%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     233,316            5.31%

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         270,324            6.15%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    330,201            7.51%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       373,630            8.50%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   476,449           10.84%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,653           99.14%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,653          100.00%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                     1,653          100.00%

Advisor Class
-------------

PIMS/Prudential Retirement
as Nominee for the TTEE/Customer
Plan 007
Alliance Capital Management
300 International Parkway, Ste 270
Heathrow, FL 32746-5028                     2,545,904          24.40%

Trust for Profit Sharing Plan
for Employees of Alliance Capital
Management L.P., Plan I
Attn:  Diana Marotta, Floor 31
1345 Avenue of Americas
New York, NY 10105                          3,031,311           29.05%

CollegeBound Fund
CBF-Mid Cap Growth
Customized Portfolio 529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,501,030           33.56%

AMMST-AllianceBernstein Multi-Market
Strategy Trust, Inc.

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,543,809            5.47%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 4,314,106           15.28%

Class B
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                        64,109            6.18%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     102,107            9.85%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         106,817           10.30%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   120,954           11.67%

Class C
-------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                    89,274            5.37%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                          92,150            5.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   105,079            6.32%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     105,944            6.38%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       132,223            7.96%

Class R
-------

Alliance Capital Management LP
Attn:: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,754           99.01%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                     1,754           99.50%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                     1,754          100.00%

AMIF - California Portfolio

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   3,482,525            6.49%

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                       3,612,725            6.73%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       3,688,212            6.87%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 4,898,252            9.13%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     6,906,576           12.87%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       683,904            5.49%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   764,467            6.14%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   857,952            6.89%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    856,864            7.26%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     1,097,423            9.30%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 3,021,876           25.62%

AMIF - Insured California Portfolio

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     374,977            5.40%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         604,939            8.71%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   709,391           10.21%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       732,004           10.54%

Class B
-------

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                     65,033            5.38%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   145,696           12.05%

Class C
-------

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                          94,144            7.10%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   320,005           24.14%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       356,762           26.92%

AMIF - Insured National Portfolio

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   620,810            5.08%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       738,009            6.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         808,968            6.62%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   112,526            6.57%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     262,568           15.34%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   327,376           19.12%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     63,897            5.47%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                      84,543            7.24%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   513,756           44.01%

AMIF - National Portfolio

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,608,830            7.79%

Class B
-------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   452,167            8.38%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     532,056            9.87%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   535,909            9.94%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    378,182            5.98%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     428,195            6.77%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,872,327           29.60%

AMIF - New York Portfolio

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,929,230            6.65%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,480,317            8.55%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     4,186,987           14.44%

Class B
-------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   865,459            6.18%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     1,149,987            8.21%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                 2,987,431           21.33%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     268,442            5.86%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    400,005            8.73%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       462,403           10.09%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,252,346           27.33%

AMIF II - Arizona Portfolio

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     497,559            5.22%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,091,716           11.46%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ                               441,255            7.44%

Class C
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       219,277           10.52%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         236,156           11.33%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   403,175           19.34%

AMIF II - Florida Portfolio

Class A
-------

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         579,847            5.02%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         661,934            5.73%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   703,811            6.09%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     1,193,195           10.32%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,499,991           12.98%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   390,417            6.94%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2402                       401,785            7.14%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                    696,771           12.39%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   745,058           13.25%

Class C
-------

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         290,385            7.56%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     338,752            8.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    395,792           10.30%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,240,833           32.29%

AMIF II - Massachusetts Portfolio

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         368,702            8.21%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   389,296            8.67%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       458,790           10.22%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   299,507            6.25%

MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   388,277            8.11%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   160,015            5.05%

Merrill Lynch
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   226,467            7.14%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         362,681           11.44%

AMIF II - Michigan Portfolio

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122                  268,411            5.53%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         663,375           13.68%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   298,660            7.63%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   491,105           12.54%

Class C
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     291,992            7.12%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   380,541            9.27%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   680,384           16.58%

AMIF II - Minnesota Portfolio

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         617,563            9.29%

Jas & Co.
C/o Bremer Trust
P.O. Box 986 St. Cloud, MN
56302-0986                                    704,233           10.60%

Class B
-------

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                    88,613            6.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   227,468           15.51%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    244,190           14.57%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   507,351           30.28%

AMIF II - New Jersey Portfolio

Class A
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       505,252            6.41%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   684,176            8.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         873,075           11.07%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,275,414           16.17%

Class B
-------

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   510,203            8.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   679,958           10.71%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                  1,312,202           20.67%

Class C
-------

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       290,566            7.96%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     591,793           16.22%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   999,239           27.38%

AMIF II - Ohio Portfolio

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   504,402            6.09%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     625,643            7.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         921,235           11.12%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     520,265            9.11%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   619,676           10.85%

Class C
-------

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       259,183            5.48%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     552,500           11.69%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,142,607           24.17%

AMIF II. - Pennsylvania Portfolio

Class A
-------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                       427,047            5.79%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   493,127            6.69%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     832,938           11.30%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,650,612           22.39%

Class B
-------

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   283,103            6.85%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   508,709           12.31%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                  1,111,360           26.90%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     326,016            9.96%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,259,816           38.51%

AMIF II - Virginia Portfolio

Class A
-------

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         422,719            5.32%

Legg Mason Wood Walker Inc.
Special Custody Account
FBO Customers
P.O. Box 1476
Baltimore, MD 21203-1476                      422,586            5.32%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   536,803            6.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         705,500            8.88%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,124,358           14.16%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   472,983           10.49%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin. (97D00)
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   502,243           11.14%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                  1,037,926           23.03%

Class C
-------

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   394,269           15.07%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     434,891           16.62%

Legg Mason Wood Walker, Inc.
Special Custody Account
FBO Customers
P.O. Box 1476
Baltimore, MD 21203-1476                      460,000           17.58%

AllianceBernstein Real Estate
Investment Fund, Inc.

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         407,896            7.26%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   544,582            9.70%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       350,344            7.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   410,847            9.25%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     438,24l            9.87%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6468                   836,783           18.84%

Class C
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       156,350            5.94%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   239,783            9.11%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,022,328           38.85%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       527           99.03%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       527           99.03%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       527          100.00%

Advisor Class
-------------

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1996-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                       351,285            5.61%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1996-1989
500 Plaza Drive
Secaucus, NJ 07094-3619                       364,228            5.82%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                       392,643            6.27%

CollegeBound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ 07094-3619                       393,411            6.28%

CollegeBound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                       403,671            6.45%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                       567,289            9.06%

CollegeBound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                       998,613           15.95%

CollegeBound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     1,726,359           27.57%

ABT-AllianceBernstein Global Value
Fund

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   128,377            5.28%

Union Bank of California Trust Nominee
George Little Mgmt. LLC 401K PSP
P.O. Box 85484
San Diego, CA 92186-5484                      141,583            5.82%

Union Bank of California Trust Nominee
Sanford Bernstein FBO
Cloverland Farms Dairy, Inc.
Employees 401K PSP
P.O. Box 85484
San Diego, CA   92186-5484                    287,370           11.81%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2402                        62,174            5.64%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                     82,327            7.47%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   134,533           12.21%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   166,113           15.08%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                      29,283            5.29%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                        41,909            7.57%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     49,346            8.91%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   109,855           19.84%

Class R
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       775           99.02%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       775           99.02%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       775          100.00%

Advisor Class
-------------

Sanford Bernstein & Co. LLC
One North Lexington Avenue
White Plains, NY 10601-1712                   659,664            5.64%

Sanford Bernstein & Co. LLC
One North Lexington Avenue
White Plains, NY 10601-1712                   779,840            6.67%

PIMS/Prudential Retirement
as Nominee for the TTEE/Customer
Plan 007
Alliance Capital Management
300 International Parkway, Ste 270
Heathrow, FL 32746-5028                     1,686,704           14.42%

ABT-AllianceBernstein International
Value Fund

Class A
-------

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                       2,860,411            5.75%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       3,977,877            7.99%

Charles Schwab & Co.
Mutual Funds Department
101 Montgomery
San Francisco, CA 94104-4122                5,515,512           11.08%

Class B
-------

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         581,823            5.50%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2402                       836,726            7.91%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                    904,608            8.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                 1,503,640           14.22%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                 1,612,029           15.24%

Class C
-------

Legg Mason Wood Walker Inc.
Special Custody Account
FBO Customers
P.O. Box 1476
Baltimore, MD 21203-1476                      874,640            5.60%

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         912,489            5.84%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,053,578            6.75%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     1,242,260            7.95%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 4,854,821           31.09%

Class R
-------

Bremer Trust
Luekens Food Stores Inc.
401 K Plan
Attn:  Trust Operations FRPS
P.O. Box 986
Saint Cloud, MN 56302-0986                      7,272            5.21%

Reliance Trust Company Customer
FBO Southeastern Retina Association
P.O. Box 48529
Atlanta, GA 30262-1529                          8,899            6.37%

Merrill Lynch
Attn:  Fund Admin.
4800 Deer Lake Drive East 2nd Floor
Jacksonville, FL 32246-6484                    97,792           70.02%

Class K
-------

NFS LLC Febo
Gelco Companies 401K & PSP
Reliance Trust Co. TTEE
1745 Salem Industrial Dr., NE
Salem, OR 97303-4240                              313           17.86%

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       583           33.28%

NFS LLC Febo
Douglas Davison
Buck, Davison, Aldrich TTEES
1011 Commercial St, NE, Ste. 120
Salem, OR 97301-1036                              856           48.85%

Class I
-------

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712                   373,886            5.06%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712                   985,598           13.33%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712                 1,367,938           18.51%

Sanford Bernstein & Co. LLC
1 N. Lexington Ave.
White Plains, NY 10601-1712                 3,388,786           45.85%

Advisor Class
-------------

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,593,176            5.14%

CollegeBound Fund
CBF-Aggressive Growth
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     4,733,752            6.78%

Merrill Lynch
Attn:  Fund Admin.
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484                 4,861,289            6.96%

Citigroup Global Markets
333 W. 34th Street Floor 3
New York, NY 10001-2402                     5,065,226            7.25%

CollegeBound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     8,178,129           11.71%

ABT-AllianceBernstein Small/Mid Cap
Value Fund

Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122                1,313,698            5.42%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       3,528,165           14.55%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                  1,115,963            7.24%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                 1,812,398           11.75%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                 3,170,932           20.56%

Class C
-------

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       582,404            5.30%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,190,033           10.82%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 2,387,082           21.71%

Class R
-------

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                     5,879            5.71%

Capital Bank & Trust Co
Joseph Jingoli & Son, Inc. 401(K) Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                7,882            7.66%

MG Trust Trustee
Lawrence Semiconductor Research Lab
700 17th Street, Suite 300
Denver, CO 80202-3531                           7,970            7.74%

Capital Bank & Trust Company Cust FBO
USA 401(k) Plan S/D IRA C/O
Planpremier/Fascorp 8515 East
Orchard Road, #2T2
Greenwood Village, CO 80111-5002               11,165           10.85%

Capital Bank & Trust
United SO Bank Emp 401(k) PSP
C/O Fascorp
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002               11,266           10.94%

Capital Bank & Trust Co
FBO Ear, Nose and Throat, Ltd.
PSP Plan
C/O Planpremier/Fascorp
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002               13,336           12.95%

Capital Bank & Trust Company FBO Maine
Rubber International
401(K) Retirement Savings
C/O Planpremier/Fascorp
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002               18,704           18.17%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       595           99.02%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       595          100.00%

Advisor Class
-------------

CollegeBound Fund
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     1,242,241            5.88%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     1,794,489            8.49%

CollegeBound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     1,895,430            8.97%

CollegeBound Fund
CBF-AllianceBernstein Small Cap
Customized Allocation
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     1,900,459            8.99%

CollegeBound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     4,912,975           23.24%

ABT - AllianceBernstein Value Fund

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 1,119,876            6.64%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       3,104,843           18.40%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2402                       774,343            5.84%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                  1,046,886            7.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                 1,965,224           14.82%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                 2,962,682           22.34%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    685,030            8.61%

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       698,300            8.78%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 2,238,312           28.14%

Class R
-------

Reliance Trust Co Cust
FBO Shelor Motor Mile
P.O. Box 48529
Atlanta, GA 30362-1529                         17,673           30.07%

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                    38,829           66.06%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       779           99.02%

Class I
-------

Mercer Trust Co. TTEE FBO
Thomson 401K Savings Plan
1 Investors Way
Norwood, MA   02062-1599                    2,296,328           99.97%

Advisor Class
-------------

CollegeBound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,511,546            5.03%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Drive
Secaucus, NJ 07094-3619                     2,952,626            5.91%

CollegeBound Fund
AllianceBernstein Value Fund
Customized Allocation
500 Plaza Drive
Secaucus, NJ 07094-3619                     3,352,473            6.71%

CollegeBound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ 07094-3619                     5,369,820           10.75%

AllianceBernstein Utility Income
Fund, Inc.

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   275,019            6.05%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         574,028           12.64%

Class B
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                    527,626            7.91%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                    781,406           11.71%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,462,883           21.92%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   158,021            6.16%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       202,275            7.89%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   966,877           37.70%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       612           99.02%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       612           99.02%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       612          100.00%

Advisor Class
-------------

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                     24,287           16.72%

Merrill Lynch Pierce Fenner & SM
for the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                    33,749           23.23%

TAP - AllianceBernstein Balanced
Wealth Strategy

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       5,801,993           13.94%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                     1,328,425            5.94%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,517,183            6.79%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,680,539            7.52%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                 3,172,552           14.20%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,457,152            9.05%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 5,114,978           31.76%

Class R
-------

Reliance Trust Company Customer
FBO Johnson Barrow Inc. 401K
P.O. Box 48529
Atlanta, GA 30362-1529                            818           15.65%

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North. Lexington Avenue
White Plains, NY 10601-1712                       910           17.42%

Reliance Trust Company Customer
FBO Shelor Motor Mile
P.O. Box 48529
Atlanta, GA 30362-1529                          3,264           62.48%

Class K
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       861           10.01%

MG Trust Co. Agent TTEE
Frontier Trust Co.
Thal-Mor Associates Retirement Pro.
P.O. Box 10699 Fargo, ND 58106-0699              7737           89.89%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       861           99.02%

Advisor Class
-------------

Merrill Lynch
Attn:  Fund Admin
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                   486,491           11.16%

Trust for Profit Sharing Plan
for Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Floor 31
1345 Avenue of Americas
New York, New York 10105                      793,186           18.19%

PIMS/Prudential Retirement
as Nominee for the TTEE/Customer Plan 007
Alliance Capital Management
300 International Parkway, Ste 270
Heathrow, FL 32746-5028                     2,417,601           55.46%

TAP-AllianceBernstein Growth Fund

Class A
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,764,125            5.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,977,650            6.53%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 2,504,526            8.28%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, Floor. 3
New York, NY 10001-2402                     2,766,322            9.14%

Class B
-------

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                       1,310,582            5.69%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   1,481,139            6.44%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,639,886            7.13%

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 2,466,594           10.72%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th St., Floor. 3
New York, NY 10001-2402                     2,606,331           11.32%

Class C
-------

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         464,310            5.76%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     523,743            6.49%

Citigroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402                     1,116,521           13.84%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,722,690           21.36%

Class R
-------

Alliance Capital Management LP
Attn:: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       304           33.31%

Community Bank, NA DT FBO
Seaview Technologies 401(K) PS Plan
6 Rhoads Dr., Suite 7
Utica, NY 13502-6317                              606           66.36%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       304          100.00%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       304           99.50%

Advisor Class
-------------

Merrill Lynch
Mutual Fund Admin
4800 Deer Lake Drive, East 2nd Floor
Jacksonville, FL 32246-6484                    53,991            5.49%

PIMS/Prudential Retirement
as Nominee for the TTEE/Customer Plan 007
Alliance Capital Management
300 International Parkway, Ste 270
Heathrow, FL 32746-5028                       377,173           38.34%

Trust for Profit Sharing Plan
for Employees of Alliance Capital
Management L.P., Plan R
Attn:  Diana Marotta, Floor 31
1345 Avenue of Americas
New York, NY 10105                            467,349           47.51%

TAP-AllianceBernstein Tax-Managed
Balanced Wealth Strategy

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,160,543           18.00%

Class B
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   272,863            5.42%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         655,239           13.02%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     224,571            5.99%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    383,095           10.22%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   947,500           25.27%

Advisor Class
-------------

Wells Fargo Investments LLC
608 2nd Avenue, S. Floor 8
Minneapolis, MN 55402-1927                     22,179            6.08%

Merrill Lynch
Attn:  Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484                    27,427            7.34%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                     36,885            9.87%

Richard C. Galiardo
48 Lenox Road
Summit, NJ 07901-3733                          40,599           10.86%

Wells Fargo Investments LLC
608 2nd Avenue S, Floor 8
Minneapolis, MN 55402-11927                    58,092           15.54%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   111,309           29.78%

TAP - AllianceBernstein Tax-Managed
Wealth Appreciation Strategy

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       1,635,542           38.51%

Class C
-------

CitiGroup Global Markets
House Account
Attn. Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       113,285            5.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    308,732           15.31%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   612,862           30.39%

Advisor Class
-------------

Bonnie E. Orlowski & Frank P. Orlowski
JTWROS
1623 Third Avenue #28F
New York, NY 10128-3642                        17,693            6.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     42,312           16.34%

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   123,001           47.49%

TAP-AllianceBernstein Tax-Managed
Wealth Preservation Strategy

Class A
-------

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   317,186            5.12%

Pershing LLC
P.O. Box 2052
Jersey City, NJ   07303                     1,023,222           16.53%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     304,408            8.02%

MLPF&S
For the Sole Benefit of its Customers
ATTN:  Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                   398,576           10.50%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                         495,040          13.04%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NY 07303-2052                    194,031            8.56%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   596,700           26.34%

TAP-AllianceBernstein Wealth
Appreciation Strategy

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,902,640           14.65%

Class B
-------

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glenn Allen, VA 23060-9245                    736,926            6.10%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                   789,005            6.54%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2402                       845,306            7.00%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                 1,723,201           14.28%

Class C
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,006,513           11.62%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 2,499,192           28.85%

Class R
-------

MG Trust Trustee
Technology Architects, Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531                             474            5.29%

Reliance Trust Co Cust
FBO Shelor Motor Mile
P.O. Box 48529
Atlanta, GA 30362-1529                            500            5.58%

Alliance Capital Management LP
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       886            9.90%

MG Trust Trustee
Lawrence Semiconductor Research Lab
700 17th Street, Ste 300
Denver, CO 80202-3531                           1,277           14.27%

Reliance Trust Company Cust
FBO Johnson Barrow Inc 401K
P.O. Box 48529 Atlanta, GA
30362-1529                                      1,374           15.36%

MG Trust Trustee
Emclay Enterprises Inc.
700 17th Street, Ste 300
Denver, CO 80202-3531                           1,774           19.82%

MG Trust Trustee
Eastern Shipping Worldwide, Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531                           2,590           28.94%

Class K
-------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712                       820           99.02%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       820          100.00%

Advisor Class
-------------

Merrill Lynch
Attn:  Fund Admin
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                   425,733            5.14%

Trust for Profit Sharing Plan
for Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Floor 31
New York, New York 10105                    1,805,485           21.80%

PIMS/Prudential Retirement
as Nominee for the TTEE/Customer Plan 007
Alliance Capital Management
300 International Parkway, Ste 270
Heathrow, FL 32746-5028                     5,350,735           64.61%

TAP - AllianceBernstein Wealth
Preservation Strategy

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                       2,614,301           18.18%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street Floor 3
New York, NY 10001-2402                       461,109            6.07%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10705 Wheat First Dr.
Glen Allen, VA 23060-9245                     506,718           86.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 070303-2052                   977,056           12.86%

Class C
-------

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     387,971            5.53%

Dean Witter Reynolds
Attn. Mutual Funds Opers
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                         430,370            6.14%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    890,562           12.70%

MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                 1,274,811           18.18%

Class R
-------

MG Trust Trustee
Mosebach Funt Dayton & Duckworth
700 17th Street, Ste 300
Denver, CO 80202-3531                           6,994            8.31%

Reliance Trust Company
FBO Knoxville Eye Surgery C 401K
P.O. Box 48529 Atlanta, GA                     76,055           90.34%
30362-1529

Class K
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       911           12.11%

MG Trust Co. Agent TTEE
Frontier Trust Co.
Thal-Mor Associates Retirement Pro.
P.O. Box 10699 Fargo, ND 58106-0699             6,598           87.77%

Class I
-------

Alliance Capital Management LP
ATTN:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY 10601-1712                       911          100.00%

Advisor Class
-------------

Raymond James & Associates Inc.
FBO Mann Leona
880 Carillon Parkway
St. Petersburg, FL 33716-1100                  36,456            9.32%

Raymond James & Associates Inc.
FBO Manning Trust
880 Carillon Parkway
St. Petersburg, FL 33716-1100                  45,487           11.63%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                    113,430           29.00%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                    149,265           38.16%

                   Information As To The Investment Adviser,
                          And Distributor Of The Funds

Each Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Each Fund's distributor is AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                            Submission Of Proposals
                        For Next Meeting Of Stockholders

The Funds do not hold stockholder meetings annually. Any stockholder who wishes to submit a Proposal to be considered at a Fund's next meeting of stockholders should send the Proposal to the Fund so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting (or in accordance with any advance notice requirements in the Bylaws then in effect), in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                                 Other Matters

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                            Reports To Stockholders

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investment Research and Management at (800) 227-4618 or contact [Dennis Bowden] at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                        By Order of the Boards of Directors,

                                        Mark R. Manley
                                        Secretary

____________, 2005

New York, New York

                     APPENDIX A - OUTSTANDING VOTING SHARES

A list of the outstanding voting shares for each of the Funds as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the Meeting.

                    Maryland Corporations

AAGIT

ABS

ABSS

ABF

ACF

AEMDF

AFGIF

AGHCF

AGRGF

AGSIT

AGTF

AGCF

AGIF

AHYF

AInstF

AIGF

AIRGF

ALCGF

AMCGF

AMMST

AMIF

AREIF

AUIF

                    Massachusetts Business Trusts

AEXR

AMIF II

TAP

ABT

            APPENDIX B - ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Funds
----------------------

          The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                                          Aggregate Dollar Range of Equity
                                                                           Securities in the Funds in the
                              Dollar Range of Equity Securities in      AllianceBernstein Fund Complex as of
                             a Fund as of [insert applicable date]     [insert applicable date] [Alliance use
                          [Alliance use most recent practicable date]       most recent practicable date]
                          -------------------------------------------       -----------------------------
Ruth Block                AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AInstF:                          [________]                 [________]
                          AIGF                             [________]                 [________]
                          AIRGF                            [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF:                           [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMIF:                            [________]                 [________]
                          AMMST:                           [________]                 [________]
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]
                          TAP:                             [________]                 [________]

David H. Dievler          AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGCF:                            [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AInstF:                          [________]                 [________]
                          AIGF                             [________]                 [________]
                          AIRGF                            [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF:                           [________]                 [________]
                          AMIF:                            [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMMST:                           [________]                 [________]
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]
                          TAP:                             [________]                 [________]

John H. Dobkin            AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AInstF:                          [________]                 [________]
                          AIGF:                            [________]                 [________]
                          AIRGF:                           [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF:                           [________]                 [________]
                          AMIF:                            [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMMST:                           [________]                 [________]
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]
                          TAP:                             [________]                 [________]

Michael J. Downey         AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AIGF:                            [________]                 [________]
                          AIRGF:                           [________]                 [________]
                          AInstF:                          [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF                            [________]                 [________]
                          AMIF:                            [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMMST                            [________]                 [________]
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]

William H. Foulk, Jr.     AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGCF:                            [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AInstF:                          [________]                 [________]
                          AIGF:                            [________]                 [________]
                          AIRGF:                           [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF:                           [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMIF:                            [________]                 [________]
                          AMMST:                           [________]                 [________]
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]
                          TAP:                             [________]                 [________]

D. James Guzy             AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGCF:                            [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AInstF:                          [________]                 [________]
                          AIGF:                            [________]                 [________]
                          AIRGF:                           [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF:                           [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMIF:                            [________]                 [________]
                          AMMST:                           [________]                 [________]
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]
                          TAP:                             [________]                 [________]

Marc O. Mayer             AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AInstF:                          [________]                 [________]
                          AIGF                             [________]                 [________]
                          AIRGF                            [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF
                          AMIF:                            [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMMST
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]
                          TAP:                             [________]                 [________]

Marshall C. Turner, Jr.   AAGIT:                           [________]                 [________]
                          ABSS:                            [________]                 [________]
                          ABF:                             [________]                 [________]
                          ABS:                             [________]                 [________]
                          ABT:                             [________]                 [________]
                          ACF:                             [________]                 [________]
                          AEMDF:                           [________]                 [________]
                          AEXR:                            [________]                 [________]
                          AFGIF:                           [________]                 [________]
                          AGCF:                            [________]                 [________]
                          AGHCF:                           [________]                 [________]
                          AGIF:                            [________]                 [________]
                          AGRGF                            [________]                 [________]
                          AGSIT:                           [________]                 [________]
                          AGTF:                            [________]                 [________]
                          AHYF:                            [________]                 [________]
                          AInstF:                          [________]                 [________]
                          AIGF:                            [________]                 [________]
                          AIRGF:                           [________]                 [________]
                          ALCGF:                           [________]                 [________]
                          AMCGF:                           [________]                 [________]
                          AMIF II:                         [________]                 [________]
                          AMIF:                            [________]                 [________]
                          AMMST:                           [________]                 [________]
                          AREIF:                           [________]                 [________]
                          AUIF:                            [________]                 [________]
                          TAP:                             [________]                 [________]

Compensation From the Funds
---------------------------

          The aggregate compensation paid by a Fund to the Directors during the Fund's respective fiscal year ended in either 2004 or 2005, the aggregate compensation paid to the Directors during calendar year 2004 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors.

                                                               Number of       Number of
                                                               Investment      Investment
                                                               Companies       Portfolios
                                                               in the          within the
                                                               Alliance-       Alliance-
                                               Compensation    Bernstein       Bernstein
                                               from the        Fund Complex,   Fund Complex,
                                               Alliance        including the   including the
                                               Bernstein       Funds, as to    Funds, as to
                          Compensation from    Fund Complex,   which the       which the
                          a Fund during its    including the   Director is a   Director is a
                          Fiscal Year ended    Funds, during   Director or     Director or
Name of Director/         in 2004 or 2005      2004            Trustee         Trustee
-----------------         -----------------    --------        -------------   -------------
Ruth Block                $[2,200] AAGIT       [$223,200]      [41]            [94]
                          $[4,000] ABSS
                          $[2,201] ABF
                          Corporate Bond
                          Portfolio

                          $[2,943] ABF
                          Quality Bond
                          Portfolio

                          $[2,201] ABF U.S.
                          Government
                          Portfolio

                          $[2,776] ABS

                          $[11,102] ABT

                          $[4,117] ACF

                          $[2,943] AEMDF

                          $[2,200] AEXR

                          $[2,776] AFGIF

                          $[3,556] AGHCF

                          $[2,943] AGIF

                          $[761] AGRGF

                          $[2,943] AGSIT

                          $[0] AGTF

                          $[2,200] AHYF

                          $[2,943] AInstF

                          $[3,556] AIGF

                          $[2,862] AIRGF

                          $[3,237] ALCGF

                          $[2, 986] AMCGF

                          $[2,945] AMIF

                          $[2,202]AMIF II

                          $[2,943] AMMST

                          $[2,776] AREIF

                          $[2,776] AUIF

                          $[17,274] TAP all
                          Funds except
                          Growth  Fund

                          $[2,986] TAP -
                          Growth Fund

David H. Dievler          $[2,179] AAGIT       [$268,250]      [45]            [98]

                          $[3,158] ABSS

                          $[2,180] ABF
                          Corporate Bond
                          Portfolio

                          $[2,922] ABF
                          Quality Bond
                          Portfolio

                          $[2, 180] ABF U.S.
                          Government
                          Portfolio

                          $[2,755] ABS

                          $[11,018] ABT

                          $[4,102] ACF

                          $[2,922] AEMDF

                          $[2,179] AEXR

                          $[2,755] AFGIF

                          $[2,474] AGCF

                          $[3,545] AGHCF

                          $[2,922] AGIF

                          $[761] AGRGF

                          $[2,922] AGSIT

                          $[24,428] AGTF

                          $[2,179] AHYF

                          $[2,922] AInstF

                          $[3,545] AIGF

                          $[2,847] AIRGF

                          $[3,222] ALCGF

                          $[5,734] AMCGF

                          $$[2,924 ] AMIF

                          $[2,171] AMIF II

                          $[2,922] AMMST

                          $[2,755] AREIF

                          $[2,755] AUIF

                          $[17,180] TAP all
                          Funds except
                          Growth Fund

                          $[2,971] TAP -
                          Growth Fund

John H. Dobkin            $[2,187] AAGIT       [$252,900]      [43]            [96]

                          $[3,160] ABSS

                          $[2,188] ABF
                          Corporate Bond
                          Portfolio

                          $[2,930]
                          ABF Quality
                          Bond Portfolio

                          $[2,188] ABF U.S.
                          Government
                          Portfolio

                          $[2,763] ABS

                          $[11,050] ABT

                          $[4,107] ACF

                          $[2,930] AEMDF

                          $[2,187] AEXR

                          $[2,763] AFGIF

                          $[3,549] AGHCF

                          $[2,930] AGIF

                          $[761] AGRGF

                          $[2,930] AGSIT

                          $[0] AGTF

                          $[2,187] AHYF

                          $[2,930] AInstF

                          $[3,549] AIGF

                          $[2,852] AIRGF

                          $[3,102] ALCGF

                          $[5,614] AMCGF

                          $[ 2,931] AMIF

                          $[2,184] AMIF II

                          $[2,930] AMMST

                          $[2,763] AREIF

                          $[2,763] AUIF

                          $[17,213] TAP all
                          Funds except
                          Growth Fund

                          $[2,852] TAP -
                          Growth Fund

Michael J. Downey         $[0] AAGIT           [$0]            [38]            [66]

                          $[0] ABSS

                          $[0] ABF

                          $[0] ABS

                          $[0] ABT

                          $[0] ACF

                          $[0] AEMDF

                          $[0] AEXR

                          $[0] AFGIF

                          $[0] AGHCF

                          $[0] AGIF

                          $[0] AGRGF

                          $[0] AGSIT

                          $[0] AGTF

                          $[0] AHYF

                          $[0] AInstF

                          $[0] AIGF

                          $[0] AIRGF

                          $[0] ALCGF

                          $[0] AMCGF

                          $[0] AMIF

                          $[0] AMIF II

                          $[0] AMMST

                          $[0] AREIF

                          $[0] AUIF

William H. Foulk, Jr.     $[3,483] AAGIT       [$465,250]      [49]            [113]

                          $[4,464] ABSS

                          [$3,483] ABF
                          Corporate
                          Bond Portfolio

                          [$4,514] ABF
                          Quality Bond
                          Portfolio

                          [$3,483] ABF U.S.
                          Government
                          Portfolio

                          $[4,346] ABS

                          [$17,385] ABT

                          $[5,406] ACF

                          $[4,514] AEMDF

                          $[3,483] AEXR

                          $[4,346] AFGIF

                          $[3,779] AGCF

                          $[4,849] AGHCF

                          $[4,514] AGIF

                          $[761] AGRGF

                          $[4,514] AGSIT

                          $[25,733] AGTF

                          $[3,483] AHYF

                          $[4,514] AInstF

                          $[4,849] AIGF

                          $[4,151] AIRGF

                          $[4,526] ALCGF

                          $[4,275] AMCGF

                          $[4,519] AMIF

                          $[3,483] AMIF II

                          $[4,514] AMMST

                          $[4,346] AREIF

                          $[4,346] AUIF

                          $[24,999] TAP all
                          Funds except
                          Growth Fund

                          $[4,276] TAP -
                          Growth Fund

D. James Guzy             $[0] AAGIT

                          $[0] ABSS

                          $[0] ABF Corporate
                          Bond Portfolio

                          $[0] ABF
                          Quality Bond
                          Portfolio

                          $[0] ABF U.S.
                          Government
                          Portfolio

                          $[0] ABS

                          $[0] ABT

                          $[0] ACF

                          $[0] AEMDF

                          $[0] AEXR

                          $[0] AFGIF

                          $[0] AGCF

                          $[0] AGHCF

                          $[0] AGIF

                          $[0] AGRGF

                          $[0] AGSIT

                          $[27,350] AGTF       [$25,350]       [1]             [1]

                          $[0] AHYF

                          $[0] AInstF

                          $[0] AIGF

                          $[0] AIRGF

                          $[0] ALCGF

                          $[0] AMCGF

                          $[0] AMIF

                          $[0] AMIF II

                          $[0] AMMST

                          $[0] AREIF

                          $[0] AUIF

                          $[0] TAP all Funds
                          except Growth Fund

                          $[0] TAP -
                          Growth Fund

Marc O. Mayer             [$-0]                [$-0]           [38]            [66]

Marshall C. Turner, Jr.   $[0] AAGIT

                          $[0] ABSS

                          [$0] ABF Corporate
                          Bond Portfolio

                          [$0] ABF
                          Quality Bond
                          Portfolio

                          [$0] ABF U.S.
                          Government
                          Portfolio

                          $[0] ABS

                          $[0] ABT

                          $[0] ACF

                          $[0] AEMDF

                          $[0] AEXR

                          $[0] AFGIF

                          $[0] AGHCF

                          $[0] AGIF

                          $[0] AGRGF

                          $[0] AGSIT

                          $[27,850] AGTF       [$25,350]       [1]             [1]

                          $[0] AHYF

                          $[0] AInstF

                          $[0] AIGF

                          $[0] AIRGF

                          $[0] ALCGF

                          $[0] AMCGF

                          $[0] AMIF

                          $[0] AMIF II

                          $[0] AMMST

                          $[0] AREIF

                          $[0] AUIF

                          $[0] TAP all Funds
                          except Growth Fund

                          $[0] TAP -
                          Growth Fund

                                   APPENDIX C

                   Governance and Nominating Committee Charter
                                       For
             Registered Investment Companies in the Alliance Complex
                               (each, a "Company")

          The Board of Directors/Trustees (the "Board") of the Company, has adopted this Charter to govern the activities of the Governance and Nominating Committee (the "Committee") of the Board. This Charter supersedes the Nominating Committee Charter previously adopted by the Board.

Statement of Purposes and Responsibilities
------------------------------------------

          The purpose of the Committee is to assist the Board in carrying out its responsibilities with respect to governance of the Company and the selection, nomination, evaluation and compensation of members of the Board in accordance with applicable laws, regulations, stock exchange requirements and industry best practices. The primary responsibilities of the Committee are:

          o to monitor and evaluate industry and legal developments affecting corporate governance and recommend from time to time appropriate policies and procedures for adoption by the Board;

          o to monitor, evaluate and make recommendations to the Board with respect to the structure, size and functioning of the Board and its committees;

          o to identify, consider and recommend to the Board for nomination and re-nomination individuals who are qualified to become and continue as members of the Board or its committees, and to propose qualifications, policies and procedures relating thereto, including modifications to those set forth in the Company's Bylaws, resolutions of the Board and this Charter;

          o to assist the Board in establishing standards and policies for continuing Board membership and procedures for the evaluation of the performance of the Board and its committees;

          o to review and make recommendations to the Board regarding compensation of Board and committee members and staffing for Board and committee chairmen; and

          o    review and recommend to the Board appropriate insurance coverage.

Organization and Operation
--------------------------

          The Committee shall be composed of as many members as the Board shall determine in accordance with the Company's Bylaws, but in any event not less than two. The Committee must consist entirely of Board members who are not "interested persons" of the Company ("Independent Directors"), as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

          Committee meetings shall be held in accordance with the Company's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Company's Bylaws or the Board may otherwise provide, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting.

          The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to subcommittees of the Committee, which may consist of one or more members.

          The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

Governance and Evaluation
-------------------------

          The Committee will assist the Board in vetting the independence of Board members and the financial expertise of Audit Committee members. It will review and make recommendations to the Board from time to time on corporate governance matters, such as:

          o size of the Board and desired qualifications and expertise of Board members;

          o    appropriate Board committees, their size and membership;

          o    scheduling, agendas and minuting of Board and committee meetings;

          o adequacy and timeliness of information provided to the Board and committees;

          o expectations of Board members, including attendance at meetings, continuing education and ownership of shares of the Company;

          o    periodic evaluations of Board and committee performance; and

          o retirement, rotation and re-nomination policies for Board and committee members.

Nominations for Board Membership
--------------------------------

          The Committee will identify, evaluate and recommend to the Board candidates for membership on the Board in accordance with policies and procedures of the Company in effect from time to time. The Committee may, but is not required to, retain a third party search firm at the Company's expense to identify potential candidates.

          Qualifications for Nominees to the Board

          The Committee may take into account a wide variety of factors in considering candidates for membership on the Board, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Company; (vii) the candidate's ability to qualify as an Independent Director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Company; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board's policy that Board members normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by the Company's investment adviser or its affiliates.

          Identification of Nominees

          In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Company's current Board members, (ii) the Company's officers, (iii) the Company's investment adviser(s), (iv) the Company's shareholders (see below) and
(v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates.

          Consideration of Candidates Recommended by Shareholders

          The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted will not be considered by the Committee).

Compensation and Insurance
--------------------------

          The Committee shall evaluate periodically, and make recommendations to the Board with respect to, the level and structure of the compensation of Board members (including compensation for serving on committees of the Board or as chairman or co-chairman of the Board or a committee) and the appropriateness and level of staffing for the Chairman of the Board and committee chairmen. The Committee shall consider, to the extent reasonably available, industry practices for compensation of members and chairmen of boards and committees and in providing staff to such chairmen.

          The Committee shall also evaluate periodically and make recommendations to the Board with respect to the adequacy and appropriateness of insurance coverage and premiums.

                                                                      Appendix A
                                                                      ----------

                         Procedures for the Committee's
             Consideration of Candidates Submitted by Shareholders
             -----------------------------------------------------

                  (amended and restated as of February 8, 2005)

          A candidate for nomination as a Board member submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 5% of the Company's common stock or shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

          2. The Nominating Shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

          3. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. If an annual meeting of shareholders was not held in the previous year, the Shareholder Recommendation must be so delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by any other means deemed by the Committee or the Board to be reasonably calculated to inform shareholders.

          4. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Company (as defined in the 1940
               Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected; (iii) the written and signed agreement of the candidate to complete a directors'/trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's name as it appears on the Company's books and consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Shareholder and each such Associated Person of the Nominating Shareholder; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder or any person required to be identified pursuant to clause (vi).

          5. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

                                   APPENDIX D

                        [______________________________]

                  FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT


          1. [________________________], a Maryland corporation (the
"Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

          2. The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:


          FIRST: (1) The name of the incorporator is [_________________].

               (2) The incorporator's post office address is [_______________________________________________________].

               (3) The incorporator is over eighteen years of age.

               (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

          SECOND: The name of the corporation (hereinafter called the "Corporation") is [_______________________________________________________]

          THIRD: (1) The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company.

               (2) The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

          FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202 in care of The Corporation Trust Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, a Maryland corporation.

          FIFTH: (1) The Corporation is authorized to issue [_________________] ([_________________]) shares, all of which shall be Common Stock, $[___] par value per share (the "Common Stock"), and having an aggregate par value of [_________________] dollars ($[__________]), classified and designated as follows:


                  Class [___]    Class [___]    Class [___]      Class [___]
Name of Series   Common Stock    Common Stock   Common Stock    Common Stock
--------------   ------------    ------------   ------------    ------------



[Portfolio] and any other portfolio hereafter established are each referred to herein as a "Series." The Class [___] Common Stock of a Series, the Class [___] Common Stock of a Series, the Class [____] Common Stock of a Series, the Class [___] Common Stock of a Series and any Class of a Series hereafter established are each referred herein as a "Class." If shares of one Series or Class of stock are classified or reclassified into shares of another Series or Class of stock pursuant to this Article FIFTH, paragraph (2), the number of authorized shares of the former Series or Class shall be automatically decreased and the number of shares of the latter Series or Class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all Series and Classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article FIFTH, paragraph
(1).


               (2) The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more Series or Classes of stock. The Board of Directors may reclassify any previously classified but unissued shares of any Series or Class of stock from time to time in one or more Series or Class of stock. Prior to issuance of classified or reclassified shares of any Series or Class, the Board of Directors by resolution shall: (a) designate that Series or Class to distinguish it from all other Series or Classes of stock of the Corporation; (b) specify the number of shares to be included in the Series or Class; (c) set or change, subject to the express terms of any Series or Class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each Series or Class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any Series or Class of stock set or changed pursuant to clause
(c) of this paragraph (2) may be made dependent upon facts or events ascertainable outside the charter of the Corporation (the "Charter"), including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such Series or Class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

               (3) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each Series or Class of the Corporation's stock shall be determined separately from those of each other Series or Class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from Series to Series or Class to Class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Assets"), such General Assets shall be allocated by or under the direction of the Board of Directors to and among one or more Series and Classes in such a manner and on such basis as the Board of Directors in its sole discretion shall determine.

               (4) Except as otherwise provided herein, all consideration received by the Corporation for the issuance or sale of shares of a Series or Class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof and any General Assets allocated to such Series or Class, shall irrevocably belong to that Series or Class for all purposes, subject only to any automatic conversion of one Series or Class of stock into another, as hereinafter provided for, and to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation, and are herein referred to as "assets belonging to" such Series or Class.

               (5) The assets belonging to each Series or Class shall be charged with the debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to such Series or Class and with such Series' or Class' share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such Series or Class bears to the net asset value of all Series and Classes or as otherwise determined by the Board of Directors in accordance with applicable law. The determination of the Board of Directors shall be conclusive as to the allocation of debts, liabilities, obligations and expenses, including accrued expenses and reserves, to a Series or Class. The debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to a Series or Class are enforceable with respect to that Series or Class only and not against the assets of the Corporation generally or any other Series or Class of stock of the Corporation.

               (6) The assets attributable to the Classes of a Series shall be invested in the same investment portfolio of the Corporation, and notwithstanding the foregoing provisions of paragraphs (4) and (5) of this Article FIFTH, the allocation of investment income and realized and unrealized capital gains and losses and expenses and liabilities of the Corporation and of any Series among the Classes of Common Stock of each Series shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded (the "Investment Company Act"). The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities, including accrued expenses and reserves, and assets to one or more particular Series or Classes.

               (7) Shares of each Class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors (by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing that such dividend or distribution shall not violate Section 2-311 of the Maryland General Corporation
Law) and declared by the Corporation with respect to such Class. The nature of in-kind property distributions may vary among the holders of a Class or Series, provided that the amount of the distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such Class or Series. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the different Series and with respect to the Class may vary with respect to each such Series and Class to reflect differing allocations of the expenses of the Corporation and the Series among the holders of such Classes and any resultant differences between the net asset values per share of such Classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may determine that dividends may be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period prior to the record date of the date of the distribution.

               (8) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1) for each share standing in such stockholder's name on the books of the Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Securities and Exchange Commission, for each dollar of net asset value per share of a Class or Series, as applicable. Subject to any applicable requirements of the Investment Company Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) Series or Classes of stock, in which case only the holders of shares of the Series or Classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act, or other applicable law, the holders of each of the Classes of each Series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the Series or Class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a "Plan") with respect to the Class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other Classes of Common Stock, but not the Class of which they are holders, or with respect to any other matter that does not affect the Class of Common Stock of which they are holders.

               (9) In the event of the liquidation or dissolution of the Corporation, stockholders of each Class of the Corporation's stock shall be entitled to receive, as a Class, out of the assets of the Corporation available for distribution to stockholders, but other than General Assets not attributable to any particular Class of stock, the assets attributable to the Class less the liabilities allocated to that Class; and the assets so distributable to the stockholders of any Class of stock shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation. In the event that there are any General Assets not attributable to any particular Class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all Classes of a Series in proportion to the net asset value of the respective Classes or as otherwise determined by the Board of Directors.

               (10)(a) Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law). The Board of Directors may establish procedures for redemption of stock.

               (b)The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

               (c) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any Series or Class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) upon such conditions established by the Board of Directors in its sole discretion, for any other purpose, including, without limitation, a reorganization pursuant to the Investment Company Act.

               (d)Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

               (e) Subject to the following sentence, shares of stock of any Series and Class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such Series and Class. In connection with a liquidation or reorganization of any Series or Class in which all of the outstanding shares of such Series or Class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable Series or Class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to Series or Class.

               (11) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular Series or Class of stock of the Corporation or certain shares of a particular Class of stock of any Series of the Corporation may be automatically converted into shares of another Class of stock of such Series of the Corporation based on the relative net asset values of such Classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

               (12) Pursuant to Article Seventh, paragraph (1)(d), upon a determination of the Board of Directors that the net asset value per share of a Class shall remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation attributable to the assets attributable to that Class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that Class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that Class, or fractions thereof, as shall permit the net asset value per share of that Class to remain constant.

               (13) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding any right to receive a stock certificate representing fractional shares.

               (14) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

               (15) The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

          SIXTH: The number of directors of the Corporation shall be [__________]. The number of directors of the Corporation may be changed pursuant to the Bylaws of the Corporation. The names of the individuals who shall serve as directors of the Corporation until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

                           [________________________]


          SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

               (1) In addition to its other powers explicitly or implicitly granted under the Charter, by law or otherwise, the Board of Directors of the
Corporation:

                    (a) has the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation;

                    (b)subject to applicable law, may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

                    (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any Series or Class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable;

                    (d)is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any Class or Series of the Corporation's stock.

                    (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast by holders of shares of all Series or Classes, or any Series or Class, of the Corporation's stock in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the Investment Company Act.

                    (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to Series or Class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more Series or Classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each Series or Class entitled to vote as a Series or Class on the matter shall constitute a quorum.

                    (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular Class or Classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular Class or Classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

          EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

                    (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in
(a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

                    (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

                    (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

          3. The amendment and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

          4. The current address of the principal office of the Corporation is as set forth in Article Fourth of the foregoing amendment and restatement of the Charter.

          5. The name and address of the Corporation's current resident agent is as set forth in Article Fourth of the foregoing amendment and restatement of the Charter.

          6. The number of directors of the Corporation and the names of those currently in office are as set forth in Article Sixth of the foregoing amendment and restatement of the Charter.

          7. The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the Charter.

          The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ____________, 200_.

ATTEST:                                     [________________________________]




_____________________________          By:_______________________________(SEAL)
Secretary                                         President

                               TABLE OF CONTENTS

                                                                            Page

                          THE ALLIANCEBERNSTEIN FUNDS

                           [LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ___________, 2005

00250.0451 #590787v2

PROXY                        ALLIANCEBERNSTEIN FUNDS                  PROXY
=====                                                                 =====
                PROXY FOR A JOINT ANNUAL MEETING OF STOCKHOLDERS


                       PROXY IN CONNECTION WITH THE JOINT
                                ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD NOVEMBER 15, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF THE ALLIANCEBERNSTEIN FUNDS.

The undersigned stockholder hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds (each a "Fund", and collectively, the "Funds") "to be held at 10:00 a.m., Eastern Time, on November 15, 2005 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The Boards know of no reason why any of the nominees for Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may recommend.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of each of the nominees as Directors (Proposal 1); "FOR" the amendment and restatement of the charter of each Fund that is a Maryland corporation (Proposal
2); "FOR" the amendment, elimination, or reclassification as non-fundamental of certain of the Funds' fundamental investment restrictions (Proposals 3.A. - 3.Z.1); "FOR" the reclassification of certain of the Fund's fundamental investment objective as non-fundamental (Proposal 4.A.); "FOR" the approval of changes to certain of the Funds' investment objectives (Proposal 4.B.1 - 19) and in the discretion of the proxy holder(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

You may vote:
     (i)  By returning the signed proxy card; or
     (ii) By telephone by calling toll-free (1-800-[___]-[____]); or
     (iii) Via the Internet at https://___________________.

Please sign this proxy exactly as your name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY IF YOU ARE NOT VOTING VIA THE INTERNET OR BY TELEPHONE. YOU MAY USE THE ENCLOSED ENVELOPE.

                             ALLIANCEBERNSTEIN FUNDS

AllianceBernstein Americas Government Income Trust

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Styles Series, Inc.
- U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.
- AllianceBernstein Corporate Bond Portfolio
- AllianceBernstein Quality Bond Portfolio
- AllianceBernstein U.S. Government Portfolio

AllianceBernstein Cap Fund, Inc.
- Small Cap Growth Portfolio

AllianceBernstein Emerging Market Debt Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Focused Growth & Income Fund, Inc.

AllianceBernstein Global Health Care Fund, Inc.

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Strategic Income Trust, Inc.

AllianceBernstein Global Technology Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Yield Fund, Inc.

AllianceBernstein Institutional Funds, Inc.
- AllianceBernstein Premier Growth Institutional Fund
- AllianceBernstein Real Estate Investment Institutional Fund

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein International Research Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Multi-Market Strategy Trust, Inc.

AllianceBernstein Municipal Income Fund, Inc.
- California Portfolio
- Insured California Portfolio
- Insured National Portfolio
- National Portfolio
- New York Portfolio

AllianceBernstein Municipal Income Fund II
Arizona Portfolio
Florida Portfolio
Massachusetts Portfolio
Michigan Portfolio
Minnesota Portfolio
New Jersey Portfolio
Ohio Portfolio
Pennsylvania Portfolio
Virginia Portfolio

The AllianceBernstein Portfolios
- AllianceBernstein Growth Fund
- AllianceBernstein Wealth Preservation Strategy
- AllianceBernstein Tax-Managed Wealth Preservation Strategy
- AllianceBernstein Balanced Wealth Strategy
- AllianceBernstein Tax-Managed Balanced Wealth Strategy
- AllianceBernstein Wealth Appreciation Strategy
- Alliance Bernstein Tax-Managed Wealth Appreciation Strategy

AllianceBernstein Real Estate Investment Fund, Inc.

AllianceBernstein Trust
- AllianceBernstein Value Fund
- AllianceBernstein Small/Mid Cap Value Fund
- AllianceBernstein International Value Fund
- AllianceBernstein Global Value Fund

AllianceBernstein Utility Income Fund, Inc.

CONTROL NUMBER:

Your Board of Directors recommends that you vote "For" the election of all Nominees, "For" Proposal 2, "For" Proposals 3.A.-3Z.1, and "For" Proposals 4.A. and 4.B.1 - 18.

                          Please mark votes as in this example:  /x/

Please note that the AllianceBernstein Institutional Funds, Inc. - AllianceBernstein Premier Growth Institutional Fund is only being asked to vote on the election of Directors. So references to "All Funds" in Proposals 2 and Proposal 3 do not include that Fund.
                                                             Withhold
                                                   For All   as to All  For All
                                                   Nominees  Nominees   Except

1. Election of Directors.                          /  /      /  /       /  /
All Funds except the AllianceBernstein
Greater China Fund, Inc.

01  Ruth Block           05  William H. Foulk, Jr.
02  David H. Dievler     06  D. James Guzy
03  John H. Dobkin       07  Marc O. Mayer
04  Michael J. Downey    08  Marshall C. Turner

(Instruction: To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) on the line below.)

-------------------------------------------

                                                             Withhold
                                                   For All   as to All  For All
                                                   Nominees  Nominees   Except

AllianceBernstein Greater China Fund, Inc.         /  /      /  /       /  /

01 David H. Dievler      02 William H. Foulk, Jr.

(Instruction: To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) on the line below.)

-------------------------------------------

                                                   For       Against    Abstain
2. The amendment and restatement of each
Fund's charter, which will repeal in
their entirety all currently existing
charter provisions and substitute
instead new provisions set forth in the
Form of Articles of Amendment and
Restatement attached to the
Statement as Appendix D.                           /  /      /  /       /  /

All Funds except AllianceBernstein Exchange Reserves; AllianceBernstein Trust - All Portfolios; AllianceBernstein Municipal Income Fund II - All Portfolios; and The AllianceBernstein Portfolios - All Funds

                                                   For       Against    Abstain
3. The amendment, elimination, or                  /  /      /  /       /  /
reclassification as non-fundamental of
the fundamental investment restrictions
regarding:

                                                   For       Against    Abstain
        3.A. Diversification                       /  /      /  /       /  /

All Funds except AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Greater China `97 Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein Municipal Income Fund, Inc. - California Portfolio, Insured California Portfolio, and New York Portfolio; AllianceBernstein Municipal Income Fund II - All Portfolios; and AllianceBernstein Multi-Market Strategy Trust, Inc.

                                                   For       Against    Abstain
        3.B. Borrowing Money and                   /  /      /   /      /  /
             Senior Securities

All Funds except AllianceBernstein International Growth Fund, Inc.; and AllianceBernstein International Research Growth Fund, Inc.

                                                   For       Against    Abstain
        3.C. Underwriting Securities               /  /      /   /      /  /

All Funds except AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Greater China `97 Fund, Inc.; AllianceBernstein Global Health Care Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein International Growth Fund, Inc.; AllianceBernstein Multi-Market Strategy Trust, Inc.; and The AllianceBernstein Portfolios - AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy, and AllianceBernstein Tax-Managed Wealth Appreciation Strategy

                                                   For       Against    Abstain
        3.D.  Concentration of Investments         /  /      /   /      /  /

All Funds except AllianceBernstein International Growth Fund, Inc.; AllianceBernstein International Research Growth Fund, Inc.; and
AllianceBernstein Multi-Market Strategy Trust, Inc.

                                                   For       Against    Abstain
        3.E. Real Estate and Companies             /  /      /   /      /  /
             that Deal in Real Estate

All Funds except AllianceBernstein International Growth Fund, Inc.; and AllianceBernstein International Research Growth Fund, Inc.

                                                   For       Against    Abstain
        3.F.  Commodity Contracts and Future
              Contracts                            /  /      /   /      /  /

All Funds except AllianceBernstein International Growth Fund, Inc.; and AllianceBernstein International Research Growth Fund, Inc.

                                                   For       Against    Abstain
        3.G. Loans                                 /  /      /   /      /  /

All Funds

                                                   For       Against    Abstain
        3.H.  Joint Securities Trading Accounts    /  /      /   /      /  /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - Corporate Bond Portfolio, and U.S. Government Portfolio; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Greater China `97 Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein Institutional Funds, Inc.- Real Estate Investment Institutional Fund; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Municipal Income Fund, Inc. - California Portfolio, Insured National Portfolio, National Portfolio, and New York Portfolio; AllianceBernstein Municipal Income Fund II - All Portfolios; AllianceBernstein Multi-Market Strategy Trust, Inc.; AllianceBernstein Real Estate Investment Fund, Inc.; AllianceBernstein Utility Income Fund, Inc.; and The AllianceBernstein Portfolios - AllianceBernstein Growth Fund

                                                   For       Against    Abstain
        3.I. Exercising Control                    /  /      /   /      /  /

All Funds except AllianceBernstein Blended Styles Series, Inc. - U.S. Large Cap Portfolio; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Quality Bond Portfolio; AllianceBernstein Global Research Growth Fund, Inc.; AllianceBernstein High Yield Fund, Inc.; AllianceBernstein International Growth Fund, Inc.; AllianceBernstein International Research Growth Fund, Inc.; AllianceBernstein Mid-Cap Growth Fund, Inc.; AllianceBernstein Municipal Income Fund, Inc. - All Portfolios; AllianceBernstein Municipal Income Fund II - All Portfolios; The AllianceBernstein Portfolios - AllianceBernstein Growth Fund, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy

                                                   For       Against    Abstain
        3.J.  Other Investment Companies           /  /      /   /      /  /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Balanced Shares, Inc.; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Exchange Reserves; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Global Research Growth Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Multi-Market Strategy Trust, Inc.; and AllianceBernstein Utility Income Fund, Inc.

                                                   For       Against    Abstain
        3.K.  Oil, Gas, and Other
              Types of Mineral Leases              /  /      /   /      /  /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Balanced Shares, Inc; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein Global Technology Fund, Inc.; AllianceBernstein Institutional Funds, Inc. - AllianceBernstein Real Estate Investment Institutional Fund; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Mid-Cap Growth Fund, Inc.; AllianceBernstein Multi-Market Strategy Trust, Inc.; AllianceBernstein Real Estate Investment Fund, Inc.; and AllianceBernstein Utility Income Fund, Inc.

                                                   For       Against    Abstain
        3.L.  Purchases of Securities on Margin    /  /      /   /      /  /

All Funds except AllianceBernstein Trust - All Funds; AllianceBernstein Focused Growth and Income Fund, Inc.; AllianceBernstein Global Health Care Fund, Inc.; AllianceBernstein International Growth Fund, Inc; AllianceBernstein International Research Growth Fund, Inc.; and The AllianceBernstein Portfolios - All Funds

                                                   For       Against    Abstain
        3.M. Short Sales                           /  /      /   /      /  /

All Funds except AllianceBernstein Blended Styles Series, Inc. - U.S. Large Cap Portfolio; AllianceBernstein Retail Fund, Inc. - AllianceBernstein Corporate Bond Portfolio; AllianceBernstein Focused Growth and Income Fund, Inc.; AllianceBernstein Global Health Care Fund, Inc.; AllianceBernstein Global Research Growth Fund, Inc.; AllianceBernstein Global Technology Fund, Inc.; AllianceBernstein International Growth Fund, Inc.; AllianceBernstein International Research Growth Fund, Inc.; and The AllianceBernstein Portfolios - All Funds

                                                   For       Against    Abstain
        3.N. Pledging, Hypothecating, Mortgaging   /  /      /   /      /  /
             or Otherwise Encumbering Assets

All Funds except AllianceBernstein Bond Fund, Inc. - AllianceBernstein Quality Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein High Yield Fund, Inc.; AllianceBernstein International Growth Fund, Inc; AllianceBernstein International Research Growth Fund, Inc.; The AllianceBernstein Portfolios - AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Growth Fund, and the AllianceBernstein Tax-Managed Wealth Preservation Strategy; and AllianceBernstein Utility Income Fund, Inc.

                                                   For       Against    Abstain
        3.O.  Illiquid and Restricted Securities   /  /      /   /      /  /

AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio; Alliance Global Technology Fund, and AllianceBernstein Growth and Income Fund, Inc.

                                                   For       Against    Abstain
        3.P. Warrants                              /  /      /   /      /  /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Balanced Shares, Inc.; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Mid-Cap Growth Fund, Inc.; and AllianceBernstein Multi-Market Strategy Trust, Inc.

                                                   For       Against    Abstain
        3.Q. Unseasoned Companies                  /  /      /   /      /  /

AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio; AllianceBernstein Balanced Shares, Inc; AllianceBernstein Exchange Reserves; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; and AllianceBernstein Mid-Cap Growth Fund, Inc.

                                                   For       Against    Abstain
        3.R. Requirement to Invest in Specific     /  /      /   /      /  /
             Investments

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Balanced Shares, Inc., AllianceBernstein Global Technology Fund, Inc.; and AllianceBernstein Large Cap Growth Fund, Inc.

                                                   For       Against    Abstain
        3.S.  65% Investment Limitation            /  /      /   /      /  /

AllianceBernstein Bond Fund, Inc. - AllianceBernsteinCorporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Municipal Income Fund, Inc. - Insured California Portfolio, and Insured National Portfolio; and AllianceBernstein Utility Income Fund, Inc.

                                                   For       Against    Abstain
        3.T.  Securities of Issuers in which        /  /      /   /      /  /
              Officers or Directors/Partners
              Have an Interest

AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio; AllianceBernstein Balanced Shares, Inc.; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Exchange Reserves;
AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; and AllianceBernstein Mid-Cap Growth Fund, Inc.

                                                   For       Against    Abstain
          3.U. Purchasing or Selling Securities    /  /      /   /      /  /
               Through Interested Parties

AllianceBernstein Mid-Cap Growth Fund, Inc.

                                                   For       Against    Abstain
        3.V. Option Transactions                   /  /      /   /      /  /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Exchange Reserves; AllianceBernstein Large Cap Growth Fund, Inc.; and AllianceBernstein Municipal Income Fund II - All Portfolios

                                                   For       Against    Abstain
        3.W.  Purchasing Voting or Other
              Securities                           /  /      /   /      /  /

AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Exchange Reserves; AllianceBernstein Mid-Cap Growth Fund, Inc.; and AllianceBernstein Utility Income Fund, Inc.

                                                   For       Against    Abstain
        3.X. Repurchase Agreements                 /  /      /   /      /  /

AllianceBernstein Municipal Income Fund, Inc. - Insured California Portfolio

                                                   For       Against    Abstain
        3.Y  Transactions Effected Through         /  /      /   /      /  /
             Affiliated Broker-Dealer

AllianceBernstein Large Cap Growth Fund, Inc.

                                                   For       Against    Abstain
        3.Z. Special Meetings Called By
             Stockholders                          /  /      /   /      /  /

AllianceBernstein Large Cap Growth Fund, Inc.

                                                   For       Against    Abstain
        3.Z.1.  Investment Grade Securities        /  /      /   /      /  /

AllianceBernstein Balanced Shares, Inc.; and AllianceBernstein Growth and Income Fund, Inc.

4. Approval of:

                                                   For       Against    Abstain
        4.A. The reclassification of a Fund's      /  /      /   /      /  /
             fundamental investment objective
             as non-fundamental

AllianceBernstein Trust - All Funds; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Global Research Growth Fund, Inc.; and AllianceBernstein Multi-Market Strategy Trust, Inc.

        4.B. The reclassification as
             non-fundamental and changes to
             specific Funds' investment
             objectives:
                                                   For       Against    Abstain
          1.   AllianceBernstein Americas          /  /      /   /      /  /
               Government Income Trust, Inc.

          2.   AllianceBernstein Bond Fund,        /  /      /   /      /  /
               Inc. - AllianceBernstein
               Corporate Bond Portfolio

          3.   AllianceBernstein Bond Fund,        /  /      /   /      /  /
               Inc. - AllianceBernstein
               Quality Bond Portfolio

          4.   AllianceBernstein Bond Fund,        /  /      /   /      /  /
               Inc. - AllianceBernstein
               U.S. Government Portfolio

          5.   AllianceBernstein Balanced          /  /      /   /      /  /
               Shares, Inc.

          6.   AllianceBernstein Cap Fund,         /  /      /   /      /  /
               Inc. - Small Cap Growth
               Portfolio

          7.   AllianceBernstein Emerging          /  /      /   /      /  /
               Market Debt Fund, Inc.

          8.   AllianceBernstein Focused           /  /      /   /      /  /
               Growth and Income Fund, Inc.

          9.   AllianceBernstein Global            /  /      /   /      /  /
               Health Care Fund, Inc.

          10.  AllianceBernstein Growth and        /  /      /   /      /  /
               Income Fund, Inc.

          11.  AllianceBernstein Global            /  /      /   /      /  /
               Technology Fund, Inc.

          12.  AllianceBernstein High Yield        /  /      /   /      /  /
               Fund, Inc.

          13.  AllianceBernstein                   /  /      /   /      /  /
               Institutional Funds, Inc. -
               AllianceBernstein Real Estate
               Investment Institutional Fund

               AllianceBernstein Real              /  /      /   /      /  /
               Estate Investment Fund, Inc.

          14.  AllianceBernstein Large Cap         /  /      /   /      /  /
               Growth Fund, Inc.

          15.  AllianceBernstein Mid-Cap           /  /      /   /      /  /
               Growth Fund, Inc.

          16.  AllianceBernstein Municipal         /  /      /   /      /  /
               Income Fund (All Portfolios
               except Insured California
               Portfolio)

               AllianceBernstein Municipal         /  /      /   /      /  /
               Income Fund II - All
               Portfolios

          17.  AllianceBernstein Municipal         /  /      /   /      /  /
               Income Fund-Insured California
               Portfolio

          18.  AllianceBernstein Utility           /  /      /   /      /  /
               Income Fund, Inc.

          19.  The AllianceBernstein               /  /      /   /      /  /
               Portfolios - AllianceBernstein
               Growth Fund

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).

                    Please be sure to sign, date, and return
                            this Proxy card promptly.
                       You may use the enclosed envelope.

Dated:

_________________, 2005

                                                   ----------------------
                                                   Signature

                                                   ------------------------
                                                   Signature, if held jointly



00250.0451 #592016